SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement.

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OPPENHEIMER CAPITAL INCOME FUND
OPPENHEIMER CASH RESERVES
OPPENHEIMER CHAMPION INCOME FUND
OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND
OPPENHEIMER CORPORATE BOND FUND
OPPENHEIMER CURRENCY OPPORTUNITIES FUND
OPPENHEIMER EMERGING MARKETS DEBT FUND
OPPENHEIMER EQUITY FUND, INC.
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND
OPPENHEIMER INTEGRITY FUNDS, on behalf of Oppenheimer Core Bond Fund
OPPENHEIMER INTERNATIONAL BOND FUND
OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
OPPENHEIMER MAIN STREET FUNDS, INC., on behalf of Oppenheimer Main Street Fund
OPPENHEIMER MAIN STREET SELECT FUND
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND
OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC
OPPENHEIMER MASTER INFLATION PROTECTED SECURITIES FUND, LLC
OPPENHEIMER MASTER LOAN FUND, LLC
OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND
OPPENHEIMER SENIOR FLOATING RATE FUND
OPPENHEIMER SHORT DURATION FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Proxy Materials
PLEASE CAST YOUR VOTE NOW
Dear Shareholder,

A joint Special Meeting of Shareholders of certain Oppenheimer mutual funds (each, a “Fund”), including your Fund(s), will be held at 1:00 p.m. Mountain Time on February 29, 2012, as may be adjourned, at the Funds’ offices located at 6803 South Tucson Way, Centennial, Colorado 80112.

The Special Meeting of Shareholders is being held for the purpose of seeking shareholder approval on proposals approved by the Funds’ Board of Trustees or Board of Directors (each, a “Board Member” and collectively, the “Board”).  As described further in the enclosed proxy statement, these proposals include:

1.	To elect Board Member Nominees: Certain Board Members are likely to retire within a few years. It is proposed to elect successor Board Members as well as to re-elect the Board;

2.
To approve changes in, or the removal of, certain fundamental policies/investment objectives: It is proposed to update, standardize and streamline certain fundamental policies/investment objectives to provide increased flexibility to the Funds to adapt to a changing investment environment and/or achieve consistency among the Funds and other funds in the Oppenheimer family of funds;

3.
To approve an Agreement and Plan of Reorganization that provides for the reorganization of each Fund that is a Maryland corporation or a Massachusetts business trust, as applicable, into a Delaware statutory trust: It is proposed to reorganize the Funds to benefit from the advantages of organization in Delaware.

Please note that a separate joint proxy statement is being sent to shareholders of certain other Oppenheimer Funds, who are being asked to vote on some of the matters discussed above.

The Board of your Fund recommends that you vote “FOR” each of the proposals that apply to your Fund.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

WE URGE YOU TO VOTE PROMPTLY.

YOUR VOTE IS IMPORTANT.

Dated: December 16, 2011
By Order of the Boards of Directors/Trustees
Arthur Gabinet, Secretary

PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING TODAY

QUESTIONS AND ANSWERS:

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals:

1.	To elect Board Member Nominees: Certain Board Members are likely to retire within a few years. It is proposed to elect successor Board Members as well as to re-elect the Board;

2.
To approve changes in, or the removal of, certain fundamental policies/investment objectives: It is proposed to update, standardize and streamline certain fundamental policies/investment objectives to provide increased flexibility to the Funds to adapt to a changing investment environment and/or achieve consistency among the Funds and other funds in the Oppenheimer family of funds;

3.
To approve an Agreement and Plan of Reorganization that provides for the reorganization of each Fund that is a Maryland corporation or a Massachusetts business trust, as applicable, into a Delaware statutory trust: It is proposed to reorganize the Funds to benefit from the advantages of organization in Delaware.

Has my Fund's Board approved the Proposals?

Yes. The Board unanimously approved these proposals and recommends that you vote to approve each proposal.

Why am I being asked to elect Board Member Nominees?

You are being asked to elect Board Member nominees (each, a “Nominee”) of each Fund. Pursuant to the Funds’ existing retirement policy, Board Members must retire from the Board no later than the last day on which the Board Member is 75 years of age. As a result, one Board member retired in November 2011 and two other Board Members are expected to retire within the next three years.  The proposal is to elect three new successor Nominees and to re-elect existing Board Members.  With respect to Funds that currently have one fewer Board Member on their Board, the proposal is to elect a full slate of Board Members so that all Funds subject to this proxy would have identical Board composition.

Why is the Board recommending changes to, or the removal of, certain investment policies/investment objectives for the Funds, and why must the changes be submitted to shareholders?

In some cases the changes to, or the removal of, a policy is to modernize the Funds’ policies to reflect current regulatory requirements.   Changes are also recommended in an effort to provide the Funds additional flexibility to pursue their investment strategies and objectives, to respond to an ever-changing investment environment, and to achieve consistency among the Funds and other funds in the Oppenheimer family of funds.  The proxy statement explains each of the proposed changes to, or elimination of, a policy.  Shareholders are only being asked to approve the changes in investment policies that are “fundamental” and that apply to their respective Fund(s).  A “fundamental” investment policy can be changed only with the approval of shareholders.

Will the proposed changes in the fundamental investment policies/investment objective change the operations of my Fund?

Although the proposed changes in the fundamental investment policies will allow the Funds greater flexibility to respond to future investment opportunities, each Fund’s investment adviser, OppenheimerFunds, Inc. (“OFI” or the “Manager”) has represented to the Board that it does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in any Fund.  In addition, OFI does not anticipate that the proposed changes will materially affect the manner in which the Funds are currently managed. In the future, if the Board determines to change materially the manner in which any Fund is managed, that Fund’s prospectus will be amended to reflect such a change.

Why is the Board recommending the reorganization of a Fund as a Delaware statutory trust?

After reviewing the advantages and disadvantages of Massachusetts, Maryland and Delaware, OFI has determined, in consultation with Delaware counsel, that organization as Delaware statutory trusts (the “Reorganization”) offers the Funds greater advantages.  The Manager also believes that a Fund operating as a Delaware statutory trust, rather than a Maryland corporation or Massachusetts business trust, is better able to simplify its operations and has more flexibility to adjust to changes in competitive markets or heightened regulatory conditions.  A specific discussion of the Board’s considerations of the advantages of reorganizing as a Delaware statutory trust is outlined in Proposal 3 in the Proxy Statement.

If approved by shareholders, it is not anticipated that the Reorganization would affect your investment in your Fund or how your Fund is managed on a day-to-day basis. The Reorganization will not affect the composition of the Board (except as set forth in Proposal 1), officers, or any of its service providers, including investment manager(s), or their fees. The Reorganization will not alter the Board’s existing duties to act with due care and in the shareholders’ interests.  In addition, your Fund’s fees and expenses will not change as a result of the Reorganization (except for certain costs in connection with the preparation of this Proxy Statement, as noted below). Furthermore, the share classes, investment objectives and policies (except as set forth in Proposal 2), investment strategies and risks will remain the same after the Reorganization.

Following the Reorganization, shareholders of each Maryland Fund and Massachusetts Fund will become shareholders of that Fund’s corresponding Delaware Fund. On the effective date of the Reorganization, the Delaware Fund will hold the same portfolio of securities previously held by the corresponding Fund. The Delaware Fund will be operated under nearly identical (except for the date, signatories, form of organization, and in certain cases, the Fund’s name) investment advisory, general distribution, and distribution and/or service plan arrangements as those of the corresponding Fund, which as further described in the proxy statement will be entered into as a result of approval of this Proposal by the initial sole shareholder of the Delaware Fund.  As the successor to the Fund’s operations, the Delaware Fund will adopt the corresponding Fund’s registration statement under federal securities laws with amendments to show the new Delaware statutory trust structure and will remain subject to the Investment Company Act of 1940 and the rules thereunder.

The Reorganization is intended to be a tax-free “reorganization” under §368(a)(1)(F) of the Internal Revenue Code of 1986 (the “Code”). Upon the completion of the Reorganization, each Maryland and Massachusetts Fund will be dissolved in accordance with applicable state law. See Proposal 3 later in this Proxy Statement for further information.

Will my vote make a difference?

Your vote is very important and can make a difference in the governance and management of the Funds. Your vote can help ensure that the proposals recommended by the Board can be implemented.

Who is paying for preparation, printing and mailing of the Proxy Statement?

The costs associated with the Proxy Statement, including the mailing and proxy solicitation costs, will be borne by both OFI and the Funds, with 35% and 65% borne by each, respectively.  Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of relative net assets, except when direct costs can reasonably be attributed to one or more specific Funds.  Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the Proxy Statement, also will be borne by OFI and the Funds as stated above.

When will the Shareholder Meeting be held?

The Meeting will be held at 1:00 p.m. Mountain Time on February 29, 2012, unless it is adjourned.

Will the Funds’ Board Members (or the Nominees) attend the Shareholder Meeting?

No. Neither the Funds’ Board Members nor the Nominees are required to attend the Meeting nor do they plan to attend the Meeting.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy ballot(s), and mailing the proxy ballot(s) in the enclosed postage paid envelope. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.  If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call 1-800-225-5677 (1-800-CALL-OPP).

Funds holding a Meeting:

OPPENHEIMER CAPITAL INCOME FUND
OPPENHEIMER CASH RESERVES
OPPENHEIMER CHAMPION INCOME FUND
OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND
OPPENHEIMER CORPORATE BOND FUND
OPPENHEIMER CURRENCY OPPORTUNITIES FUND
OPPENHEIMER EMERGING MARKETS DEBT FUND
OPPENHEIMER EQUITY FUND, INC.
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND
OPPENHEIMER INTEGRITY FUNDS, on behalf of Oppenheimer Core Bond Fund
OPPENHEIMER INTERNATIONAL BOND FUND
OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
OPPENHEIMER MAIN STREET FUNDS, INC., on behalf of Oppenheimer Main Street Fund
OPPENHEIMER MAIN STREET SELECT FUND
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND
OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC
OPPENHEIMER MASTER INFLATION PROTECTED SECURITIES FUND, LLC
OPPENHEIMER MASTER LOAN FUND, LLC
OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND
OPPENHEIMER SENIOR FLOATING RATE FUND
OPPENHEIMER SHORT DURATION FUND

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 29, 2012

The Oppenheimer funds listed below (each a “Fund” and collectively the “Funds”) will host a joint special meeting of shareholders at the Funds’ offices located at 6803 South Tucson Way, Centennial, Colorado 80112 on February 29, 2012, at 1:00 p.m., Mountain Time, as may be adjourned from time-to-time (the “Meeting”).  The purpose of the special Meeting is to seek shareholder approval of a number of proposals recently approved by your Fund’s Board of Directors or Board of Trustees (each, a “Board” and collectively, the Boards”). At the Meeting, shareholders will be asked to vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”):

1.           To elect Board Member Nominees;

2.           To approve changes in, or the removal of, certain fundamental investment policies of the Funds (includes the following sub-Proposals)

(a) Revise the fundamental policy relating to borrowing.

(b-1) Revise the fundamental policy relating to concentration of investments

(b-2) Remove the additional fundamental policy relating to concentration of investments

(c) Remove the fundamental policy relating to diversification of investments.

(d) Remove the fundamental policy on investments in issuers whose shares are owned by the Fund’s trustees or officers

(e-1) Revise the fundamental policy relating to lending

(e-2) Remove the additional fundamental policy relating to lending

(f) Remove the fundamental policy relating to margin and short sales

(g-1) Revise the fundamental policy relating to real estate and commodities

(g-2) Remove the additional fundamental policy relating to real estate and commodities

(h) Revise the fundamental policy relating to senior securities

(i) Revise the fundamental policy relating to underwriting

(j) Remove the fundamental policy relating to investments in unseasoned issuers

(k) Remove miscellaneous fundamental policy relating to investment strategy restrictions - Limited-Term Government Fund

(l) Remove miscellaneous fundamental policy relating to investment strategy restrictions - Limited-Term Government Fund

(m) Remove miscellaneous fundamental policy relating to investment strategy restrictions - Limited-Term Government Fund

(n) Remove miscellaneous fundamental policy relating to investment strategy restrictions - Limited-Term Government Fund

(o) Convert the Fund’s investment objective from fundamental to non-fundamental.

(p) Approve a change in the Fund’s investment objective

3.           To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

Shareholders of record who owned shares of a Fund at the close of business on December 7, 2011 (the “Record Date”) are entitled to vote at the Meeting or any adjournment or postponement of the Meeting.  If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive.   Please read the full text of the enclosed Proxy Statement for a complete understanding of the Proposals.

The Board of your Fund recommends that you vote “FOR” each of the proposals that apply to your Fund.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
WE URGE YOU TO VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT.

Dated: December 16, 2011

By Order of the Board of Trustees/Directors

Arthur Gabinet, Secretary

PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING TODAY

Funds holding a Meeting:

OPPENHEIMER CAPITAL INCOME FUND
OPPENHEIMER CASH RESERVES
OPPENHEIMER CHAMPION INCOME FUND
OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND
OPPENHEIMER CORPORATE BOND FUND
OPPENHEIMER CURRENCY OPPORTUNITIES FUND
OPPENHEIMER EMERGING MARKETS DEBT FUND
OPPENHEIMER EQUITY FUND, INC.
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND
OPPENHEIMER INTEGRITY FUNDS, on behalf of Oppenheimer Core Bond Fund
OPPENHEIMER INTERNATIONAL BOND FUND
OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
OPPENHEIMER MAIN STREET FUNDS, INC., on behalf of Oppenheimer Main Street Fund
OPPENHEIMER MAIN STREET SELECT FUND
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND
OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC
OPPENHEIMER MASTER INFLATION PROTECTED SECURITIES FUND, LLC
OPPENHEIMER MASTER LOAN FUND, LLC
OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND
OPPENHEIMER SENIOR FLOATING RATE FUND
OPPENHEIMER SHORT DURATION FUND

Table of Contents

Notice of Joint Special Meeting of Shareholders

Joint Proxy Statement

Summary of Proposals and Funds Voting

Proposal 1-To Elect Board Member Nominees

Proposal 2- To approve changes in, or the removal of, certain fundamental investment policies/investment objectives

Proposal 3- To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

Appendix A-Equity Securities Owned by Nominees and Board Members

Appendix B-Compensation of Board Members

Appendix C-Meetings of the Board

Appendix D-Committees of the Board

Appendix E-Officers of the Funds

Appendix F-Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees to Independent Registered Public Accountant

Appendix G-Current and Proposed Fundamental Policies of Certain Funds

Appendix H- Form of Declaration of Trust

Appendix I- Form of Agreement & Plan of Reorganization

Appendix J- Summary Comparison of Governing Documents and State Law

Appendix K- Fund Abbreviations; Shares Outstanding

Appendix L- Quorum and Voting Requirements

Appendix M- Fiscal Year Ends, Number of Board Meetings and Committee Meetings

Appendix N-5% Share Ownership

OPPENHEIMER CAPITAL INCOME FUND
OPPENHEIMER CASH RESERVES
OPPENHEIMER CHAMPION INCOME FUND
OPPENHEIMER COMMODITY STRATEGY TOTAL RETURN FUND
OPPENHEIMER CORPORATE BOND FUND
OPPENHEIMER CURRENCY OPPORTUNITIES FUND
OPPENHEIMER EMERGING MARKETS DEBT FUND
OPPENHEIMER EQUITY FUND, INC.
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND
OPPENHEIMER INTEGRITY FUNDS, on behalf of Oppenheimer Core Bond Fund
OPPENHEIMER INTERNATIONAL BOND FUND
OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
OPPENHEIMER MAIN STREET FUNDS, INC., on behalf of Oppenheimer Main Street Fund
OPPENHEIMER MAIN STREET SELECT FUND
OPPENHEIMER MAIN STREET SMALL- & MID-CAP FUND
OPPENHEIMER MASTER EVENT-LINKED BOND FUND, LLC
OPPENHEIMER MASTER INFLATION PROTECTED SECURITIES FUND, LLC
OPPENHEIMER MASTER LOAN FUND, LLC
OPPENHEIMER PORTFOLIO SERIES FIXED INCOME ACTIVE ALLOCATION FUND
OPPENHEIMER SENIOR FLOATING RATE FUND
OPPENHEIMER SHORT DURATION FUND

JOINT SPECIAL MEETING OF SHAREHOLDERS

December 16, 2011

This is a Proxy Statement for the above listed Oppenheimer funds (each a “Fund” and collectively the “Funds”).  The Board of Trustees or Board of Directors of each of the Funds (each, a “Board”) is soliciting proxies for a joint Special Meeting of Shareholders of each Fund to approve proposals that have already been approved by each Board.  (For purposes of this Proxy Statement, a member of the Board is referred to as a “Board Member.”)

The Board has sent you this Proxy Statement to ask for your vote on several proposals affecting your Fund.  The Funds will hold a Special Meeting of Shareholders on February 29, 2012 at 1:00 p.m., Mountain Time, as may be adjourned from time to time.  The Special Meeting will be held at the Funds’ offices located at 6803 South Tucson Way, Centennial, Colorado  80112 in order to consider the proposals described in this Proxy Statement.

Shareholders of record who owned shares of a Fund at the close of business on December 7, 2011 (the “Record Date”) are entitled to vote at the Meeting or any adjournment or postponement of the Meeting.  If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive.  Shareholders are entitled to cast one vote for each full share and fractional vote for each fractional share they owned on the Record Date.

    You should read the entire Proxy Statement before voting.  If you have any questions, please call 1-800-225-5677 (1-800-CALL-OPP).  The Funds expect to mail the Notice of Special Meeting, this Proxy Statement and proxy ballot to shareholders on or about December 16, 2011.

Each Fund is organized as either a Massachusetts business trust (each, a “Massachusetts Trust”), or a series of a Massachusetts Trust, a Maryland corporation (each, a “Maryland Corporation”), or a Delaware limited liability company (each, a “Delaware LLC”). Each Fund is an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”).

The Funds are required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”).  The SEC maintains a website that contains information about the Funds (www.sec.gov).  You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 100 F Street NE, Washington, D.C.  20549. You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 100 F Street NE, Washington, D.C.  20549, at prescribed rates.

The Annual Report to Shareholders of each Fund, including financial statements of the Fund, has previously been sent to shareholders. Upon request, each Fund’s most recent annual and subsequent semi-annual report (if available) is available at no cost.  To request a report please call the Funds toll-free at 1-800-CALL-OPP (1-800-225-5677), or write to the Funds at OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado  80217-5270.

PROPOSAL 1: To elect Board Member Nominees.

PROPOSAL 2:  To approve changes in, or the removal of, certain fundamental investment policies/investment objectives.

The following key provides a brief description of each sub-proposal in Proposal 2.

2a: Revise the fundamental policy relating to borrowing	2j: Remove the fundamental policy relating to investments in unseasoned issuers
2b: Concentration of Investments 2b-1: Revise the fundamental policy relating to concentration of investments 2b-2: : Remove the additional fundamental policy relating to concentration of investments	2k: Remove miscellaneous fundamental policy relating to investment strategy restriction - Limited-Term Government Fund
2c: Remove the fundamental policy relating to diversification of investments	2l: Remove miscellaneous fundamental policy relating to investment strategy restriction - Limited-Term Government Fund
2d: Remove the fundamental policy on investments in issuers whose shares are owned by the Fund’s Trustees or officers	2m: Remove miscellaneous fundamental policy relating to investment strategy restriction - Limited-Term Government Fund
2e: Lending 2e-1: Revise the fundamental policy relating to lending 2e-2: Remove the additional fundamental policy relating to lending	2n: Remove miscellaneous fundamental policy relating to investment strategy restriction - Limited-Term Government Fund
2f: Remove the fundamental policy relating to margin and short sales	2o: Convert the Fund’s investment objective from fundamental to non-fundamental
2g: Real Estate and Commodities 2g-1: Revise the fundamental policy relating to real estate and commodities 2g-2: Remove the additional fundamental policy relating to real estate and commodities	2p: Approve a change in the Fund’s investment objective
2h: Revise the fundamental policy relating to senior securities
2i: Revise the fundamental policy relating to underwriting

PROPOSAL 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

The following table outlines which proposals shareholders of each Fund are being asked to approve. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposals on which you are being asked to vote.

Name of Oppenheimer Fund*	1	2a	2b-		2c	2d	2e-		2f	2g-		2h	2i	2j	2k	2l	2m	2n	2o	2p	3
			1	2			1	2		1	2
Oppenheimer Capital Income Fund	✓	✓	✓		✓		✓	✓		✓	✓	✓	✓						✓	✓	✓
Oppenheimer Cash Reserves	✓	✓	✓		✓	✓	✓		✓	✓	✓	✓	✓	✓					✓	✓	✓
Oppenheimer Champion Income Fund	✓	✓	✓		✓		✓			✓	✓	✓	✓						✓	✓	✓
Oppenheimer Commodity Strategy Total Return Fund	✓	✓	✓	✓			✓			✓	✓	✓	✓						✓		✓
Oppenheimer Corporate Bond Fund	✓	✓	✓		✓		✓			✓		✓	✓								✓
Oppenheimer Currency Opportunities Fund	✓	✓	✓				✓			✓		✓	✓								✓
Oppenheimer Emerging Markets Debt Fund	✓	✓	✓				✓			✓		✓	✓								✓
Oppenheimer Equity Fund, Inc.	✓	✓	✓		✓		✓			✓	✓	✓	✓						✓	✓	✓
Oppenheimer Global Strategic Income Fund	✓	✓	✓		✓		✓			✓		✓	✓						✓	✓	✓
Oppenheimer Core Bond Fund	✓	✓	✓		✓		✓			✓		✓	✓						✓	✓	✓
Oppenheimer International Bond Fund	✓	✓	✓				✓			✓		✓	✓						✓	✓	✓
Oppenheimer Limited-Term Government Fund	✓	✓	✓		✓		✓			✓		✓	✓		✓	✓	✓	✓	✓	✓	✓
Oppenheimer Main Street Fund	✓	✓	✓		✓		✓			✓	✓	✓	✓						✓	✓	✓
Oppenheimer Main Street Select Fund	✓	✓	✓		✓		✓			✓	✓	✓	✓						✓	✓	✓
Oppenheimer Main Street Small- & Mid-Cap Fund	✓	✓	✓		✓		✓			✓	✓	✓	✓						✓		✓
Oppenheimer Master Event-Linked Bond Fund, LLC	✓	✓	✓				✓		✓	✓	✓	✓	✓
Oppenheimer Master Inflation Protected Securities Fund, LLC	✓	✓	✓		✓		✓		✓	✓	✓	✓	✓
Oppenheimer Master Loan Fund, LLC	✓	✓	✓				✓		✓	✓	✓	✓	✓
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund	✓	✓	✓		✓		✓			✓		✓	✓								✓
Oppenheimer Senior Floating Rate Fund	✓	✓	✓				✓	✓	✓	✓	✓	✓	✓								✓
Oppenheimer Short Duration Fund	✓	✓	✓		✓		✓			✓		✓	✓								✓
* See Appendix K for the abbreviated name of a Fund that may be used in this Proxy Statement.

PROPOSAL 1

ELECTION OF BOARD MEMBER NOMINEES

The purpose of this Proposal 1 is to elect Board Member nominees (each, a “Nominee”) of each Fund. Pursuant to the Funds’ existing retirement policy, Board Members must retire from the Board no later than the last day on which the Board Member is 75 years of age. As a result, one Board Member retired in November 2011 and two other Board Members are expected to retire within the next three years and these retirements will create vacancies on the Board.  You are being asked to elect three new successor Nominees and also to re-elect the existing Board.  For most of the Funds, the size of the Board will temporarily be increased until the completion of all retirements.  While no changes are anticipated to the Board’s retirement policy, it may be changed by a vote of the Board.  Certain Funds also currently have fewer Board Members on their Board, and shareholders of those Funds will be asked to elect a full slate of Nominees so that all Funds would have identical Board Member composition.

Each Board has reviewed the qualifications and backgrounds of the Nominees and believes that they are experienced in overseeing investment companies and are familiar with the Fund complex and with OFI.

The Funds are not required, and do not intend, to hold annual shareholder meetings for the purpose of electing Board Members.  As a result, if elected, the Nominees will serve indefinite terms until their respective successors are duly elected and qualified.  If elected, Ms. Herget and Mr. Vaughn will begin their terms as Board Members as soon as practicable after their election, which is expected to be on or about March 1, 2012.  Ms. Stuckey expects to retire from her current position as a partner of PricewaterhouseCoopers LLP effective March 31, 2012; if elected, Ms. Stuckey expects to begin her term as a Board Member effective on or about April 1, 2012.  If a Nominee should be unable to accept election, serve his or her term or resign, the Board may, subject to the Investment Company Act, in its discretion, select another person to fill the vacant position.  Each of the Nominees has consented to be named as such in this Proxy Statement and to serve as Board Member if elected.

Except for James D. Vaughn, Karen L. Stuckey, Victoria J. Herget, William F. Glavin and Richard Grabish, each of the Nominees currently serves as a Board Member for all Funds included in this Proxy Statement.  Mr. Grabish serves as a Board Member for 12 Funds included in this Proxy Statement.  Mr. Grabish serves as a Board Member for: Core Bond Fund, Corporate Bond Fund, Currency Opportunities Fund, Emerging Markets Debt Fund, Limited-Term Government Fund, Master Event-Linked Bond Fund, LLC, Master Inflation Protected Securities Fund, LLC, Master Loan Fund, LLC, Portfolio Series Fixed Income Active Allocation Fund, Principal Protected Main Street Fund III, Short Duration Fund and Senior Floating Rate Fund.  Mr. Glavin currently serves as a Board Member for all Funds included in this Proxy Statement.

Except for Mr. Glavin, each Nominee is not an “interested person” of the Funds (as that term is defined in the Investment Company Act) (for purposes of this proxy, such a person is “Independent”).  Mr. Glavin is an “interested person” of the Funds, because he is affiliated with OppenheimerFunds, Inc. (the “Manager”) by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.

The Board has determined that the number of Nominees nominated for election and continuing as Board Members is appropriate to oversee the Funds.  Proxies cannot be voted for a greater number of persons than the number of Nominees.

Independent Nominees

The Board’s Governance Committee also serves as nominating committee for each Fund.  Each member of the Governance Committee is an Independent Board Member.  After due consideration, the members of the Governance Committee selected and nominated the Nominees and recommended to shareholders the election of the Nominees.  In making the recommendation, the Board and Governance Committee took into consideration a number of factors, including the knowledge, background, and experience of the Nominees in overseeing the Fund.

If shareholders approve the election of the Nominees as Board Members, with the exception of Capital Income Fund, Cash Reserves, Champion Income Fund, Commodity Strategy Total Return Fund, Equity Fund, Global Strategic Income Fund, International Bond Fund, Main Street Fund, Main Street Select Fund and Main Street Small- & Mid-Cap Fund, the Funds will continue to be overseen by certain of the same individuals who currently constitute the Board.  As noted above, certain Funds also currently have one fewer Board Member on their Board, and shareholders of those Funds will be asked to elect a full slate of Nominees so that all Funds would have identical Board Member composition.  The Board is responsible for protecting the interests of shareholders.  The Board Members meet periodically throughout the year to oversee each Fund’s activities, review its performance and review the actions of the Manager which is responsible for the Fund’s day-to-day operations.  The number of times that the Board met in person during each Fund’s most recent fiscal year is set forth in Appendix M.  During each Fund’s most recent fiscal year, each Nominee who served as a Board Member was present for at least 75% of the aggregate number of meetings of the Board and committees on which he served.

Each Nominee, their position with the Funds (if any), length of service in such position(s) and principal occupations and business affiliations during at least the past five years, are listed in the charts below. The address of each Independent Nominee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Board Member serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Below is a brief discussion of the specific experience, qualifications, attributes or skills of each Nominee that led the Board to conclude that he or she should serve as a Board Member of the Funds.

Each Independent Board Member has served on the Board of one or more of the Funds for the number of years listed in Board Member biographical chart, during the course of which he or she has become familiar with the Funds' (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations. Each Nominee’s outside professional experience is outlined in the table of Biographical Information included herein.

Name, Position(s) Held with Funds, Length of Service, Age	Principal Occupation(s) During Past 5 Years; Other Board Positions Held by Board Member; Number of Portfolios in Fund Complex Currently and/or to be Overseen by Board Member
William L. Armstrong, Board Member Age: 74 Board Member since 1999*
President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.  Oversees 37 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Board Member Age: 73 Board Member since 1999*
Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations.  Oversees 37 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Board Member Age: 69 Board Member since 1990*
Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Oversees 37 portfolios in the OppenheimerFunds complex.

Sam Freedman, Board Member Age: 70 Board Member since 1996*
Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investments matters and has contributed to the Boards' deliberations.  Oversees 37 portfolios in the OppenheimerFunds complex.

Richard F. Grabish, Board Member Age: 62 Board Member since 2008*
Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Oversees 16 portfolios in the OppenheimerFunds complex, and will oversee 37 portfolios if elected.

Beverly L. Hamilton, Board Member Age: 64 Board Member since 2002*
Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Chairman (since 2010) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Oversees 37 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Board Member Age: 66 Board Member since 2002*
Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Board of Directors of Opera Colorado Foundation (non-profit organization) (March 2008-2011); Director of Jones Knowledge, Inc. (2006-2011); Director of Jones International University (educational organization) (since August 2005); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Director of Colorado UpLIFT (charitable organization) (1986-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Regis University, Board of Trustees (1985-1994), Chairman of the Board (1991-1994); Young Presidents Organization (1984-1999), Chairman of the Board (1990-1991). Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Oversees 37 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Board Member Age: 69 Board Member since 2000*
Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (January 1999-November 2010); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Boards' deliberations. Oversees 39 portfolios in the OppenheimerFunds complex.**

Victoria J. Herget, Nominee Age: 59
Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005).  Will oversee 36 portfolios in the Oppenheimer Funds complex if elected.

Karen L. Stuckey, Nominee Age: 58
Partner (1990 through expected retirement date of March 31, 2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception.  Will oversee 36 portfolios in the Oppenheimer Funds complex if elected.

James D. Vaughn, Nominee Age: 66
Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (since 2003); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network.  Will oversee 36 portfolios in the Oppenheimer Funds complex if elected.

*This date reflects the earliest date each Board Member began serving as a member of the Board of an Oppenheimer fund overseen by the Board.

**Includes two open-end investment companies: MassMutual Select Funds and MML Series Investment Fund. In accordance with the instructions for SEC Form N-1A, for purposes of this section only, MassMutual Select Funds and MML Series Investment Fund are included in the “Fund Complex.” The Manager does not consider MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds’ “Fund Complex” as that term may be otherwise interpreted.

Interested Nominee

Mr. Glavin is an "Interested Board Member" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. Both as a Board Member and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin's address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Name, Position(s) Held with Fund, Length of Service Age	Principal Occupation(s) During Past 5 Years; Other Board Positions Held by Board Member; Number of Portfolios in Fund Complex Currently and/or to be Overseen by Board Member
William F. Glavin Jr., Board Member, President and Principal Executive Officer Age: 53 Board Member since 2009*
Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) (since June 2009); Executive Vice President (March 2006 - February 2009) and Chief Operating Officer (July 2007 - February 2009) of Massachusetts Mutual Life Insurance Company (OAC's parent company); Director (May 2004 - March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004 - January 2005), President (January 2005 - March 2006) and Chief Executive Officer (June 2005 - March 2006) of Babson Capital Management LLC; Director (March 2005 - March 2006), President (May 2003 - March 2006) and Chief Compliance Officer (July 2005 - March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003 - March 2006) of Babson Investment Company, Inc.; Director (May 2004 - August 2006) of Babson Capital Europe Limited; Director (May 2004 - October 2006) of Babson Capital Guernsey Limited; Director (May 2004 - March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005 - March 2007) of Baring Asset Management Limited; Director (February 2005 - June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003 - November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006 - September 2006) of C.M. Benefit Insurance Company; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of C.M. Life Insurance Company; President (March 2006 - May 2007) of MassMutual Assignment Company; Director (January 2005 - December 2006), Deputy Chairman (March 2005 - December 2006) and President (February 2005 - March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008 - June 2009) and Executive Vice President (June 2007 - July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007 - January 2009) of MML Distributors, LLC.; and Chairman (March 2006 -December 2008) and Chief Executive Officer (May 2007 - December 2008) of MML Investors Services, Inc. Mr. Glavin has served on the Board since December 2009, during which time he has become familiar with the Funds’ (and other Oppenheimer funds') financial, accounting, regulatory and investment matters and has contributed to the Board's deliberations. Oversees 96 portfolios in the OppenheimerFunds complex.

*This date reflects the earliest date each Board Member began serving as a member of the Board of an Oppenheimer fund overseen by the Board.

General Information Regarding the Board

Equity Securities Owned by the Nominees and Board Members: Information relating to the amount of equity securities owned by the Nominees and Board Members in the Funds that they are nominated to or continue to oversee, as well as other funds in the Fund complex, as of December 2, 2011 is set forth in Appendix A.

Compensation: Information relating to compensation paid to the Independent Board Members for each Fund’s most recent fiscal year (set forth in Appendix M) is set forth in Appendix B.

Board Meetings: Information relating to the number of times that the Board Members met during each Fund’s most recent fiscal year is set forth in Appendix M.

Committees of the Board:  Information relating to the various committees of the Board is set forth in Appendix D.

Officers of the Funds: Information about the officers of each Fund, including their ages and their principal occupations during the past five years, is set forth in Appendix E.

Investment Manager, Administrator and Distributor

OppenheimerFunds, Inc., located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York10281, serves as the Funds’ investment manager and also acts as the Funds’ administrator.  OppenheimerFunds Distributor, Inc., located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, serves as the Funds’ distributor.

Independent Registered Public Accounting Firm Fees and Services

Each of the Funds selected KPMG LLP as its Independent Registered Public Accounting Firm (“Principal Accountant” or “KPMG”) for each of the Funds’ 2010 and 2011 fiscal years as well as the current fiscal year.  Representatives of KPMG are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

Appendix F sets forth, for each Fund’s two most recent fiscal years, the fees billed by that Fund’s independent registered public accounting firm for all audit and non-audit services provided directly to the Fund. The fee information in Appendix F is presented under the following captions:

(a) Audit Fees
(b) Audit-Related Fees
(c) Tax Fees
(d) All Other Fees

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE
ELECTION OF EACH NOMINEE AS A BOARD MEMBER OF THE FUNDS.

PROPOSAL 2 –

TO APPROVE CHANGES IN, OR THE ELIMINATION OF, CERTAIN FUNDAMENTAL INVESTMENT POLICIES/INVESTMENT OBJECTIVES OF THE FUNDS

Proposal 2 is a series of proposals to remove fundamental policies of the Funds that are not required to be fundamental under the Investment Company Act, and to standardize, to the extent possible, all remaining fundamental policies of the Funds.  In addition, it is proposed that all investment objectives that are fundamental policies be standardized as discussed below, and also converted into “non-fundamental” policies.

We have described each proposal contained within Proposal 2 separately and listed them in order below.  The table at the front of this Proxy Statement will assist you in determining which proposals apply to your Fund.

Proposal 2 is intended to modernize the Funds’ policies to reflect current regulatory requirements.  The proposals are designed to provide the Funds with maximum flexibility to pursue their investment strategies and objectives and respond to an ever-changing investment environment.  The Funds have no current intention, however, of significantly changing their existing investment strategies if shareholders approve the proposed changes.

Each sub-proposal in this Proposal 2 will be voted on separately by shareholders of each applicable Fund, and the approval of each sub-proposal will require the approval of a majority of the outstanding voting securities of each Fund as defined in the Investment Company Act. (See "Voting Information" below.)  If approved by a Fund's shareholders at the Meeting, the proposed changes to that Fund's fundamental investment policies will be adopted by that Fund but the effective date of the particular sub-proposals will be delayed until that Fund’s prospectus can be updated to reflect the changes.  If the shareholders of a Fund fail to approve any sub-proposal in Proposal 2, the current policy or policies covered in that sub-proposal will remain in effect.  No proposal to revise or eliminate any fundamental policy or investment objective is contingent upon the approval of any other such proposal.

Fundamental Investment Policies

The Investment Company Act requires the Funds to have certain fundamental policies and restrictions.  Fundamental policies and restrictions can be changed only by a shareholder vote.  In contrast, non-fundamental policies and restrictions may be changed by the Board Members without shareholder approval, although significant changes will be reflected in amendments to a Fund’s prospectus.  The proposed policies satisfy current regulatory requirements and are written to provide the Funds with the flexibility to respond to future legal, regulatory and market changes.  By making the fundamental policies of all Funds consistent where it is possible to do so, monitoring compliance would be streamlined and more efficient.  Clarifying and modernizing investment restrictions generally would allow the Funds to operate more efficiently within the limits of the Investment Company Act.  These revisions are expected to give the Funds greater flexibility to take advantage of, and react to, changes in financial markets and new investment vehicles.  OFI believes that its ability to manage the Funds’ portfolios in a changing regulatory or investment environment will be enhanced.  In addition, by limiting the number of policies that can be changed only by shareholder vote to those required by law, the Funds may be able to avoid the costs and delay associated with a shareholder meeting when the desire or need arises to change a policy in the future.

Since the organization of many of the Funds, many of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 (“NSMIA”) and are no longer applicable to mutual funds. As a result, some of the Funds continue to be subject to several fundamental investment policies that are either more restrictive than required under current regulations or no longer required at all.

      The proposed policies are written broadly to allow the Funds the full latitude available under the Investment Company Act.  Currently, certain Funds have policies which were extremely specific in what types of investment practices a Fund can undertake, which limits their flexibility.  The new policies are drafted to permit the Funds to invest to “the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund.”  As discussed further below with respect to each specific policy, the Investment Company Act explicitly permits or does otherwise not prohibit certain investment practices.  Revising the fundamental policies this way will allow the Funds the maximum possible flexibility in pursuing their investment strategies.  Under the flexibility permitted by these policies, a Fund’s registration statement will then specify its strategy to invest (or not) in a particular type of investment.  It is possible that as the financial markets continue to evolve over time, the Investment Company Act and the related rules may be amended to address changed situations and new investment opportunities.  At times, OFI may also seek exemptive relief to address changing circumstances.  The revised fundamental policies also refer to amendments or interpretations of, or relating to, the Investment Company Act, or its rules and any exemptions therefrom that may occur from time to time. These authorities could include courts. In addition, from time to time the SEC and members of its staff, and others, issue formal or informal views on various provisions of the Investment Company Act and the related rules, including through no-action letters. The revised policies explicitly permit a Fund to rely on these interpretations or amendments as they are given from time to time. This will allow the Funds the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further shareholder approvals.

The actual investment strategies of the Funds currently are not expected to materially change as a result of the revised fundamental policies, except as noted below.  It is expected that each Fund will continue to be managed in accordance with its current prospectus and statement of additional information (other than the fundamental policies being changed), as well as any policies or guidelines that may have been established by the Board or OFI.  OFI does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in any Fund or the manner in which any Fund is managed at the present time.  The Board has also concluded that, to the extent possible, it would be in the best interests of all of the Funds to have uniform and consistent fundamental policies. Therefore, the Board has authorized the submission to each Fund's shareholders for their approval, and the Board recommends that shareholders approve the amendment and/or elimination of the Funds’ fundamental policies as outlined herein.  In the future, if the Board determines to change materially the manner in which any Fund is managed, that Fund’s prospectus will be amended to reflect such a change.

Set forth below is a discussion of the proposed changes to each Fund's fundamental investment policies, including the language of each proposed fundamental investment policy. Each Fund's current fundamental investment policies are listed in Appendix G.

Fundamental Investment Objectives

With respect to the Funds’ investment objectives, the Investment Company Act does not require a fund to have a fundamental investment objective, and many mutual funds commonly have non-fundamental investment objectives.  Shareholders of Funds with fundamental investment objectives are being asked to change those investment objectives to a standardized, more easily understandable form.  OFI does not expect that any change to a Fund’s investment objective will materially impact the manner in which a Fund’s portfolio is currently being managed.  Shareholders of Funds with fundamental investment objectives are also separately being asked to change those investment objectives to non-fundamental objectives.  If a Fund’s investment objective is non-fundamental, the objective may be changed by the Fund’s Board if the Board believes it is in the best interests of shareholders to do so.  If a Fund is able to change its investment objective without shareholder approval, the Fund will have flexibility to respond to changing conditions without the expense and delay of seeking further shareholder approval.  However, shareholders would be given prior notice of any changes to a Fund’s investment objective.

The Board has concluded that it would be in the best interests of each respective Fund to adopt, as applicable, the new standardized investment objective and also to change a Fund’s investment objective to a non-fundamental objective. Therefore, the Board has authorized the submission to each Fund's shareholders for their approval, and the Board recommends that shareholders approve, the amendment and/or change to non-fundamental of the Funds’ fundamental investment objectives as outlined herein.

Proposal 2a:  Revise the fundamental policy relating to borrowing.

Funds Affected:
All Funds

Proposed Fundamental Policy

The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

The Investment Company Act imposes certain restrictions on the borrowing activities of mutual funds. A fund’s borrowing policy must be a fundamental investment policy.

Currently, under the Investment Company Act, a mutual fund may borrow only from banks and only to the extent the value of the Fund’s assets less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing).  In addition, a fund also may borrow up to 5% of its total assets for temporary purposes from banks or other lenders.  Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the Investment Company Act restrictions. On the other hand, certain practices and investments may involve leverage but are not considered to be borrowing.  If shareholders approve this sub-proposal, each Fund’s current fundamental policy will be replaced by the proposed fundamental policy and each Fund’s prospectus will be updated to describe the current restrictions regarding borrowing under the Investment Company Act, the rules and regulations thereunder and any exemptions applicable to the Funds.

The Investment Company Act’s restrictions on borrowing are designed to protect mutual fund shareholders and their investments in a fund by limiting a fund’s ability to leverage its assets. Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment.  Borrowing money to make an investment is an example of how a fund may leverage its assets.

The Funds may have the need to borrow money for a number of reasons. They may need to borrow temporarily to pay redeeming shareholders when the number or amount of redemptions exceeds available cash, and market condition are not favorable to sell portfolio securities to meet those redemptions. Other times, a Fund must borrow money to pay redeeming shareholders because the Fund has not yet received payment for securities it has sold, or to pay for securities because it does not have available cash. In addition, certain types of securities transactions, such as delayed-delivery, when-issued, reverse repurchase agreements and dollar roll transactions might be construed as borrowing transactions. (These types of transactions are described in the Funds’ statement of additional information.)

There are risks associated with borrowing.  Borrowing exposes shareholders and their investments in a fund to a greater risk of loss.  For example, borrowing may cause the value of a fund’s shares to be more volatile than if the fund did not borrow.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses.  In addition, to the extent a fund borrows, it will pay interest on the money that it borrows, and that interest expense will raise the overall expenses of the Fund and reduce its returns.  The interest payable on the borrowed amount may be more (or less) than the return the fund receives from the securities purchased with the borrowed amount.

Currently, certain Funds, as listed in Appendix G, are subject to a number of different fundamental investment policies concerning borrowing that generally are more restrictive than required by the Investment Company Act.  The Funds’ current policies on borrowing vary and generally restrict some Funds to borrowing only from banks; for temporary purposes; limit a Fund’s borrowing to 10% of its assets; prohibit a Fund from making an investment if borrowings exceed 5% of assets; or prohibit a Fund from borrowing for investment or leverage purposes.

The proposed policy modernizes and standardizes the restriction on borrowing.  If this proposal is approved, certain Funds will be permitted by this fundamental policy to borrow in situations and under circumstances in which they previously could not do so.  The revised policy will permit the Funds to borrow money, and to engage in trading practices that may be considered to be borrowing, to the fullest extent permitted by the Investment Company Act and related interpretations, as in effect from time to time. The revised policy also will eliminate restrictions that borrowings be made only from banks, that limit the purchase of securities when loans are outstanding, and that limit pledging of assets.  The revised policy will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing, such as reverse repurchase agreements, dollar rolls, options, futures, options on futures and forward contracts. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the revised policy. The proposed changes also would allow a Fund to borrow from another Oppenheimer fund when permissible, which could reduce certain borrowing and transaction costs.

As noted above, OFI has advised each Fund’s Board that the proposed revisions to the fundamental policy on borrowing are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this proposal.

Proposal 2b: Concentration of Investments.

Proposal 2b-1:  Revise the fundamental policy relating to concentration of investments.

Funds Affected:

Capital Income Fund
Core Bond Fund
Corporate Bond Fund
Commodity Strategy Total Return Fund
Equity Fund, Inc.
Limited-Term Government Fund
Main Street Fund
Main Street Select Fund
Main Street Small- & Mid-Cap Fund
Global Strategic Income Fund
Champion Income Fund
Master Inflation Protected Securities Fund
Portfolio Series Fixed Income Active Allocation Fund
Short Duration Fund
Currency Opportunities Fund Emerging Markets Debt Fund International Bond Fund Cash Reserves Senior Floating Rate Fund Master Loan Fund Master Event-Linked Bond Fund

Proposal 2b-2:  Remove the additional fundamental policy relating to concentration of investments.

Funds Affected:

Commodity Strategy Total Return Fund

Fund	Proposed Fundamental Policy – Concentration of Investments
Capital Income Fund
Core Bond Fund
Corporate Bond Fund
Commodity Strategy Total Return Fund
Equity Fund, Inc.
Limited-Term Government Fund
Main Street Fund
Main Street Select Fund
Main Street Small- & Mid-Cap Fund
Global Strategic Income Fund
Champion Income Fund
Master Inflation Protected Securities Fund
Portfolio Series Fixed Income Active Allocation Fund
Currency Opportunities Fund
Emerging Markets Debt Fund
International Bond Fund

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.  For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

Cash Reserves Fund
The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks, and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.  For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

Senior Floating Rate Fund Master Loan Fund Master Event-Linked Bond Fund
The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in instruments of the group of industries in the financial securities sector, and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.  For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

Fund	Proposed Fundamental Policy – Concentration of Investments
Short Duration Fund
The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks and in instruments of the group of industries in the financial securities sector, and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.  For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

The Investment Company Act requires all mutual funds to have a fundamental policy regarding the concentration of their investments in a particular industry or group of industries. While the Investment Company Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration.  Accordingly, a fund stating an intention to concentrate in a particular industry would be expected to be more than 25% invested in securities of issuers in that industry unless adverse economic conditions temporarily reduced the value of its assets so invested. Conversely, a fund electing not to concentrate its investments would be considered to be bound by its policy not to invest more than 25% of its assets in any one industry. The freedom of action to concentrate pursuant to management’s investment decision has been considered by the SEC staff to be prohibited by the Investment Company Act unless the statement of investment policy clearly indicates when and under what conditions any changes between concentration and non-concentration would be made. Statements of concentration policy pursuant to which funds reserve the right to concentrate in particular industries “without limitation if deemed advisable and in the best interests of shareholders” are viewed by the SEC staff as failing to comply with Section 8(b)(1) of the Investment Company Act.

Each Fund, as indicated in Appendix G, currently has a fundamental policy that prohibits the Fund from concentrating its investments in a particular industry.  Many of the existing policies reflect the 25% test noted above that is the SEC’s current interpretation of concentration.  It is possible that this interpretation of concentration could change in the future.  If this interpretation were to change, the Funds would not be able to change their concentration policies without seeking shareholder approval.  Certain Funds currently are also prohibited by their fundamental concentration policies from investing more than 25% of their total assets in debt or equity securities of companies organized under the laws of any one foreign country.  The 25% fundamental limit is removed (although a fund may have a non-fundamental investment strategy not to invest beyond such limits), and the revised policy does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be determined from time to time by the SEC, its staff, or other authority with appropriate jurisdiction. Any references to a stated 25% industry limit as part of a Fund’s concentration policy (as opposed to current SEC interpretation) in a Fund’s registration statement will be removed upon shareholder approval of the new concentration policy so that the new policy language is consistent throughout a Fund’s registration statement.

The revised policy also will remove references to any classification of issuers as being in certain industries, or any classification of industry treatment (such as how utilities are treated), and instead will permit OFI to analyze the characteristics of a particular issuer and instrument and assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by OFI does not assign a classification.  The SEC has taken the position that shareholder approval is not necessary every time an investment company changes an industry classification or a commercial classification system is revised, so long as there is no deviation from a previously recited concentration policy in a registration statement.  Although the new concentration policy will permit greater accuracy in identifying industries, it will not permit the Funds to “concentrate” in any industry (except for certain Funds discussed below).  Any disclosure in a Fund’s registration statement as to the identification of industries or the classification of industry treatment will be removed upon shareholder approval of the new concentration policy.

The revised policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any of such obligations. In addition, the policy will be interpreted to permit investment in securities issued by investment companies.  Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. This treatment with respect to U.S. government securities and investment companies exists as part of the language of concentration policy of certain Funds, but will be removed in order to refer instead to the interpretation of the SEC, SEC staff or other authority with appropriate jurisdiction.  Under the new policy, as currently interpreted by the SEC, securities of one foreign government will each continue to be considered a member of a single industry for purposes of the concentration policy.

The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of banks without being deemed to concentrate their investments. The money market Funds listed below currently may invest without limit in bank obligations, and for these Funds, this ability will remain explicit in their revised policy.

Short Duration Fund currently has a fundamental policy that requires it to invest at least 25% of its assets in the bank industry and financial services group of industries.   The Fund’s existing policy is more restrictive than the SEC’s position requires, and there could be limited circumstances when investing in bank obligations and the financial services group of industries may not be in the best interests of shareholders, such as when adverse economic conditions temporarily reduce the value of its assets so invested.  The revised policy will permit the Fund to invest without limitation in bank obligations and the financial services group of industries when no temporary conditions otherwise would apply.  As noted above, the SEC’s current interpretation of concentration is that a Fund electing to concentrate should, as a normal matter, be expected to invest 25% or more of its assets in that industry.

Commodity Strategy Total Return Fund has two fundamental concentration policies.  These will be replaced by one new fundamental concentration policy to remove references to that Fund’s index categories from its policy, and to clarify that the Fund will not concentrate in any one industry.  Since there are two existing fundamental policies involved, a change to each requires a separate vote of shareholders with respect to the two policies.  Formally, shareholders would be asked to change the first policy to the new fundamental policy (Proposal 2b-1), and to remove the second policy (Proposal 2b-2).

As noted above, OFI has advised each Fund’s Board that the proposed revisions to the fundamental policy on concentration are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” these proposals.

Proposal 2c:  Remove the fundamental policy relating to diversification of investments.

Funds Affected:

Capital Income Fund
Core Bond Fund
Corporate Bond Fund
Cash Reserves
Champion Income Fund
Equity Fund
Main Street Select Fund
Main Street Small- & Mid-Cap Fund
Master Inflation Protected Securities Fund
Limited-Term Government Fund
Global Strategic Income Fund
Main Street Fund
Short Duration Fund

Portfolio Series Fixed Income Active Allocation Fund

The current fundamental policy would be eliminated.

The Investment Company Act requires every mutual fund to state whether it is diversified (meaning that it is subject to certain restrictions that limit the percentage of the fund’s assets that may be invested in a single issuer) or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. In addition, funds (including the applicable Funds) are subject to diversification tests under the Internal Revenue Code that limit investments in a single issuer or small number of issuers. Each Fund that is a diversified fund currently complies with both the Investment Company Act and the Internal Revenue Service (the “IRS”) requirements.  While a change in diversification status to non-diversified status requires shareholder approval, the Investment Company Act does not require that a fund have an additional fundamental policy outlining diversification requirements.  This proposal seeks to remove that additional fundamental policy, but would not result in a change in the diversification status of any Fund.

A “diversified company” under the Investment Company Act means a fund where at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies, and other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such fund and to not more than 10% of the outstanding voting securities of such issuer.

If shareholders of a Fund approve this proposal, the Fund’s current fundamental policy requiring diversification of investments will be eliminated.  The existing policies on diversification of many Funds generally recite the Investment Company Act requirements as in effect today. If the requirements for diversification were to change, these Funds might not be able to take advantage of that change without seeking shareholder approval. For these Funds, elimination of the policies on diversification will not change the extent to which these Funds’ assets may be invested in a single issuer unless and until the Investment Company Act requirements on diversification change.

With respect to Limited-Term Government Fund and Portfolio Series Fixed Income Active Allocation Fund, the current fundamental diversification policy is more restrictive than the Investment Company Act requirements for a diversified fund because in its policy “other instruments” and not just securities are included in the 5% total asset test for issuers.  The elimination of the fundamental diversification policy with respect to these aforementioned Funds could potentially subject an investment in such Fund to greater risk, because that Fund would be able to invest a greater percentage of its respective assets in the instruments, or debt, respectively, of a single issuer.  Nonetheless, approval of this sub-proposal is not expected to materially affect management of any of the Funds.  Accordingly, eliminating a Fund’s diversification policy would increase the Fund’s investment opportunities without materially increasing the risk of an investment in a Fund.

As noted above, the elimination of this fundamental policy would not affect any Fund’s status as a “diversified” fund.  A Fund’s status as a “diversified” fund would still only be changeable by the vote of a majority of the outstanding voting securities as defined in the Investment Company Act.

The Board recommends that you vote “FOR” this proposal.

Proposal 2d:  Remove the fundamental policy on investments in issuers whose shares are owned by the Fund’s Trustees or officers.

Funds Affected:
Cash Reserves

The current fundamental policy would be eliminated.

Cash Reserves Fund is currently subject to a fundamental investment policy prohibiting it from purchasing or holding the securities of an issuer if the officers and trustees of the Fund or the Manager individually beneficially own 1/2 of 1% of such securities and together own more than 5% of such securities. It is proposed that the current fundamental policy be eliminated.

This policy was originally adopted to address then existing state requirements in connection with the registration of shares of the Fund for sale in a particular state or states. As a result of the National Securities Markets Improvement Act of 1996, the state restriction is no longer applicable.  In addition, maintaining the restriction is not necessary, because the conflict of interest that the restriction was probably meant to prevent is already adequately covered under the Investment Company Act.  The restriction could impose limitations on the operation of the portfolio and is difficult to administer.  Elimination of this fundamental policy is unlikely to affect management of the Fund, and is not expected to materially increase the risk of an investment in the Fund.

The Board recommends that you vote “FOR” this proposal.

Proposal 2e: Lending.

Proposal 2e-1:  Revise the fundamental policy relating to lending.

Funds Affected:
All Funds

Proposal 2e-2:  Remove the additional fundamental policy relating to lending.

Funds Affected:

Capital Income Fund Senior Floating Rate Fund

Proposed Fundamental Policy

The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

All mutual funds are required to have a fundamental policy about lending money and other assets. The Investment Company Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

The Funds’ current fundamental policies on lending vary greatly. Most generally prohibit the making of loans, but specify that investments in debt obligations and repurchase agreements, and the lending of portfolio securities, either are not subject to the restriction or do not constitute the making of loans. Certain Funds have a policy permitting them to lend their portfolio securities to the fullest extent permitted by the Investment Company Act.  The revised policy will permit securities lending and the use of repurchase agreements by all Funds, and will allow the Funds to lend money and other assets, in each case to the fullest extent permitted by the Investment Company Act and related interpretations, as in effect from time to time.

The revised policy will be interpreted so that it does not prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

Certain Funds have two policies with respect to lending.  Since there are two existing fundamental policies involved, a change to each requires a separate vote of shareholders with respect to the two policies.  Formally, shareholders would be asked to change the first policy to the new fundamental policy (Proposal 2e-1), and to remove the second policy (Proposal 2e-2).

If this proposal is approved, certain Funds will be permitted by this fundamental policy to make loans of securities or money in situations and under circumstances in which they previously could not do so.

If shareholders approve the proposed change in each Fund’s policy, OFI does  not anticipate that it will materially affect the management of the Funds.  In general, the Funds lend their assets primarily in three different ways.  They may lend their portfolio securities, they may engage in certain types of securities transactions that could be construed as "lending" transactions and they may engage in “interfund” lending of cash when it is permissible and desirable to do so.  Some Funds are currently lending their portfolio securities as part of a securities lending program.  Funds can generate income from lending portfolio securities, although there are risks involved.  The Funds might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults.  However, procedures are in place to ensure that borrowers of securities are creditworthy and that the loans are fully collateralized.

This change would give the Funds the greatest amount of flexibility to lend their portfolio securities to generate income within the limits of the Investment Company Act where desirable and appropriate in accordance with their investment objectives.

In addition, the Funds would have greater ability to engage in transactions which could be considered lending, but which could be beneficial to the management of the portfolio.

As noted above, OFI has advised each Fund’s Board that the proposed revisions to the fundamental policy on lending are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” these proposals.

Proposal 2f:  Remove the fundamental policy relating to margin and short sales.

Funds Affected:

Cash Reserves
Master Event-Linked Bond Fund
Master Inflation Protected Securities Fund
Master Loan Fund
Senior Floating Rate Fund

The current fundamental policy would be eliminated.

The Investment Company Act does not require that a fund have a fundamental policy relating to purchasing securities on margin or short selling. Margin purchases involve borrowing money from a broker to purchase securities. The risks associated with purchasing securities on margin are generally similar to those of borrowing money.

Margin purchases involve the purchase of securities with borrowed money, and the Investment Company Act imposes certain restrictions on borrowing as discussed in detail under proposal 2(a):  “Borrowing”. “Margin” is the cash or securities that the borrower places with a broker as collateral against the loan.  Although each Fund listed above has a current fundamental investment policy that prohibits it from purchasing securities on margin, the Investment Company Act permits the Funds to obtain such short-term credits as may be necessary for the clearance of transactions.  In addition, SEC staff interpretations permit mutual funds to make margin payments in connection with the purchase and sale of futures contracts and options on futures contracts.

In a short sale, an investor sells a borrowed security with a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale “against-the-box,” an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities.  The investor could have the right to obtain equivalent securities, for example, through ownership of options or convertible securities. In an uncovered short sale, an investor sells a security it does not own. To complete such a transaction, the investor must borrow the security to make delivery to the buyer. The investor then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the investor. Until the security is replaced, the investor is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the investor also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

A short sale is a form of leverage.  Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment. The use of leverage exposes shareholders and their investments in a fund to a greater risk of loss.  For example, engaging in short sales may cause the value of a fund’s shares to be more volatile than if the fund did not engage in short selling.  In addition, in a short sale, there is a risk that the investor may have to buy the security later at a price higher than the sales price and incur a loss as a result.

The practices of purchasing securities on margin and selling securities short when a Fund does not own the security may be deemed the issuance of a senior security.  Open-end investment portfolios such as the Funds are by law not permitted to issue senior securities except under very limited circumstances.  Therefore, there is no need for the Funds to have a restriction on purchasing on margin or selling short since these activities are controlled by statutory requirements and other restrictions adopted by the Funds.

As a result, OFI believes that this fundamental policy is unnecessary and may be unduly restrictive. The Funds’ ability to borrow is governed by the fundamental policy on borrowing previously discussed. To the extent that purchasing securities on margin may be considered the issuance of a senior security, the issuance of senior securities is governed by another fundamental policy discussed below.  In addition, a fund does not need to have a fundamental policy relating to short selling and the ability to sell securities short is governed by the policy on senior securities below.  OFI believes that these other fundamental policies provide adequate protection on this topic. If this fundamental policy is eliminated, the Funds will be permitted to purchase securities on margin and engage in short sales subject to the Funds’ other investment policies and applicable law.  A Fund’s prospectus or statement of additional information would be amended to disclose the risks of such transactions before a material portion of the Fund’s assets is used in such investments.  However, you should note that it is the current position of the SEC’s staff that purchasing securities on margin by a mutual fund constitutes the issuance of a senior security by the fund that is not permitted by the Investment Company Act.

The Board recommends that you vote “FOR” this proposal.

Proposal 2g: Real Estate & Commodities.

Proposal 2g-1:  Revise the fundamental policy relating to real estate and commodities.

Funds Affected:

All Funds

Proposal 2g-2:  Remove the additional fundamental policy relating to real estate and commodities.

Funds Affected:

Capital Income Fund	Senior Floating Rate Fund
Cash Reserves	Main Street Fund
Champion Income Fund	Master Event-Linked Bond Fund
Commodity Strategy Total Return Fund	Master Inflation Protected Securities Fund
Core Bond Fund	Master Loan Fund
Corporate Bond Fund
Currency Opportunities Fund
Emerging Markets Debt Fund
International Bond Fund
Equity Fund
Main Street Select Fund
Main Street Small- & Mid-Cap Fund

Proposed Fundamental Policy

The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

The Investment Company Act requires a mutual fund to have fundamental investment policies governing investments in real estate and commodities.  Amendment of these fundamental policies is unlikely to affect management of any Fund, and the Board Members believe that the proposed fundamental policies on investing in real estate and commodities will provide the Funds with the maximum flexibility consistent with the current legal requirements.

The Investment Company Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as commodity-linked notes, structured investments and notes, currencies and, possibly, currency futures). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).  The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. In addition, the Investment Company Act does not prohibit a fund from owning real estate; however, real estate is generally considered illiquid.  Owners of real estate may be subject to various liabilities, including environmental liabilities.

The revised policy will permit the Funds to purchase or sell commodities to the fullest extent permitted by the Investment Company Act and related interpretations, as in effect from time to time. However, a Fund’s investment program may not contemplate investing in physical or financial commodities and commodity-related instruments. To the extent consistent with a Fund’s investment strategy and risk disclosure, the revised policy will not affect the Funds’ ability to invest in physical or financial commodities and commodity-related instruments, including entering into futures contracts, among which may include futures contracts on interest rates, stock indices and currencies, and options thereon, as well as forward currency transactions and options on currencies.

There may be instances when investing in physical commodities may be complementary to a Fund’s other investments. For example, a Fund may wish to buy shares of a gold-producing company and hedge that investment with gold futures, or a Fund may wish to gain exposure to a particular commodity directly, as opposed to through a financial instrument. If a Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. A Fund’s prospectus or statement of additional information would be amended to disclose these risks before a material portion of the Fund’s assets is invested in physical commodities.

It is not believed that certain financial instruments such as interest rate or stock index futures contracts are “commodities.” In any event, the revised policy will permit investment in these types of assets, derivatives and instruments to the fullest extent permitted by the Investment Company Act and related interpretations. The revised policy also will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

In addition, as a general rule, the Funds currently do not intend to purchase or sell real estate. However, the Funds wish to preserve the flexibility to invest in real estate, as well as real estate-related companies and companies whose business consists in whole or in part of investing in real estate.  The revised policy will permit the Funds to purchase or sell real estate to the fullest extent permitted by the Investment Company Act and related interpretations, as in effect from time to time.  However, a Fund’s investment program may not contemplate these investments.  To the extent consistent with a Fund’s investment strategy and risk disclosure, the revised policy will not affect the Funds’ ability to purchase or sell real estate.

Certain Funds have two policies with respect to these items because their policy with respect to real estate was separated from the policy relating to commodities.  Since there are two existing fundamental policies involved, a change to each requires a separate vote of shareholders with respect to the two policies.  Formally, shareholders would be asked to change the first policy to the new fundamental policy (Proposal 2g-1), and to remove the second policy (Proposal 2g-2).

As noted above, OFI has advised each Fund’s Board that the proposed revisions to the fundamental policy on real estate and commodities are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” these proposals.

Proposal 2h:  Revise the fundamental policy relating to senior securities.

Funds Affected:

All Funds

Proposed Fundamental Policy

The Fund cannot issue “senior securities,” except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

All mutual funds are required to have a fundamental policy about issuing “senior securities,” which are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The Investment Company Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

Currently, most of the Funds are not permitted to issue senior securities except as permitted by the Investment Company Act or except to the extent that borrowings or certain delineated investment practices (such as purchasing securities on a delayed delivery basis or investing in derivatives) may be deemed to be the issuance of senior securities. The revised policy will permit the Funds to issue senior securities to the fullest extent permitted by the Investment Company Act and related interpretations, as in effect from time to time, and will not refer to particular investment practices.

Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. The revised policy will not affect the Funds’ existing abilities to engage in these practices. Similarly, the revised policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

As noted above, OFI has advised each Fund’s Board that the proposed revisions to the fundamental policy on senior securities are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this proposal.

Proposal 2i:  Revise the fundamental policy relating to underwriting.

Funds Affected:

All Funds

Proposed Fundamental Policy

The Fund cannot underwrite securities of other issuers, except to the extent permitted under the Investment Company Act or the Securities Act of 1933, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The Investment Company Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. Currently, the Funds are not permitted to underwrite the securities of others. The revised policy will permit the Funds to engage in the underwriting business and to underwrite the securities of other issuers to the fullest extent permitted by the Investment Company Act and related interpretations, as in effect from time to time, and thus will give the Funds greater flexibility to respond to future investment opportunities, subject, of course, to the investment objectives and strategies applicable to each Fund.

In most cases, each Fund’s current fundamental policy clarifies that the Fund will not be deemed to be an underwriter in connection with the disposition of portfolio securities. This exception refers to a technical provision of the Securities Act of 1933, as amended (the “1933 Act”), which deems certain persons to be “underwriters” if they purchase a security from the issuer and later sell it to the public. Although it is not believed that the application of this 1933 Act provision would cause a Fund to be engaged in the business of underwriting, the revised policy will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities.

As noted above, OFI has advised each Fund’s Board that the proposed revisions to the fundamental policy on underwriting are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this revised policy, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

The Board recommends that you vote “FOR” this proposal.

Proposal 2j:  Remove the fundamental policy relating to investments in unseasoned issuers.

Funds Affected:

Cash Reserves

The current fundamental policy would be eliminated.

Cash Reserves is  currently  subject to a  fundamental  investment  restriction limiting its  investment  in  securities  of issuers that have been in operation less than three years  ("unseasoned  issuers").  It is proposed that the current fundamental restriction be eliminated.

This restriction was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale in a particular state or states.  However, this state restriction was preempted by the National Securities Markets Improvement Act of 1996, and therefore is no longer applicable to the Fund.  As the Fund is currently subject to a fundamental investment restriction that is no longer required at all, OFI recommends that you approve the elimination of this fundamental investment restriction.  Elimination of this fundamental restriction is unlikely to affect management of the Fund, and is not expected to materially increase the risk of an investment in the Fund.

As noted above, OFI has advised each Fund’s Board that the proposed elimination of the fundamental policy on unseasoned issuers are not expected to materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information. Before a material change is made in a Fund’s investment strategies in response to this proposal, the Fund’s Board will be consulted and the Fund’s prospectus or statement of additional information will be revised to disclose the change, the purpose of the changed strategy and, as applicable, any additional risks.

Proposal 2k, 2l, 2m and 2n:  Remove miscellaneous fundamental policies relating to investment strategy restrictions.

Funds Affected:

Limited-Term Government Fund

Limited-Term Government Fund is currently subject to certain fundamental investment policies concerning various investment strategies.  None of those existing policies is required under the Investment Company Act.  It is proposed that these current fundamental investment policies be eliminated.

Although the Fund has no intention of materially deviating from the manner in which it currently invests, the policies below are unnecessary and elimination of these policies as fundamental policies will help conform the Fund’s policy to other Oppenheimer funds.  In addition, the elimination of each policy could increase the Fund’s flexibility when choosing investments in the future.  The Fund will include appropriate risk disclosure in its prospectus if an investment strategy would materially affect the manner in which the Fund invests.  Any significant change to the Fund’s investment strategy would also be subject to Board approval and disclosed to shareholders.  Therefore, OFI believes that elimination of these policies is unlikely to materially affect the current management of the Fund, and is not expected to materially increase the risk of an investment in the Fund.  The Fund’s current fundamental investment policies proposed to be eliminated are set forth below.

Current fundamental policies would be eliminated.

Proposal	Current Fundamental Policy to be Removed
2k	As a fundamental policy, the Fund requires that the ownership and control of the securities subject to a repurchase agreement must be transferred to the Fund.
2l
As a fundamental policy, the Fund will not enter into a reverse repurchase agreement unless the securities that collateralize the transaction have a maturity date not later than the settlement date of the transaction.

2m	As a fundamental policy, the Fund will not enter into such transactions unless the settlement date is within 120 days of the trade date and is settled in cash on the settlement date.
2n	The Fund cannot deviate from any of its other investment policies that are described as fundamental policies in the Prospectus or this SAI.

The Board recommends that you vote “FOR” these proposals.

Proposal 2o: Convert the Fund’s investment objective from fundamental to non-fundamental.

Funds Affected:

Capital Income Fund
Cash Reserves
Champion Income Fund
Commodity Strategy Total Return Fund
Core Bond Fund
Equity Fund, Inc.
Global Strategic Income Fund
International Bond Fund
Limited-Term Government Fund
Main Street Fund, Inc.
Main Street Select
Main Street Small- & Mid-Cap Fund

If shareholders of a Fund approve this proposal, the Fund’s investment objective will become non-fundamental, meaning that it can be changed without shareholder approval if the Board believes that it is in the best interests of shareholders to do so.  As noted below, it is also proposed that certain of the Funds listed above change their investment objective as detailed in Proposal 2p.

The Investment Company Act does not require that a fund’s investment objective be fundamental, and, in fact, it is common for funds to have non-fundamental investment objectives. If a Fund is able to change its investment objective without shareholder approval, the Fund will have flexibility to respond to changing conditions, such as those described in Proposal 2p below, in a manner that the Fund’s Board deems to be in the best interests of Fund shareholders without the expense and delay of seeking further shareholder approval. As noted below, however, shareholders would be given prior notice of any change in the Fund’s investment objective.

Should shareholders of the relevant Funds approve this proposal, each Fund would continue to be managed subject to the same investment strategies and policies expressed in each Fund’s current prospectus (except as otherwise revised in connection with Proposal 2), as well as the limitations imposed by the Investment Company Act and the rules and interpretive guidance provided thereunder.  It is not expected that converting a Fund’s investment objective from a fundamental policy to a non-fundamental policy of the Fund would materially affect the manner in which the Fund’s investment program is being conducted at this time, as reflected in the Fund’s current prospectus and statement of additional information.

Separately, shareholders of certain Funds as listed in Proposal 2o are being asked to approve a change in their Fund’s investment objective to a standardized, more easily understandable form.  The approval of this Proposal 2o with respect to your Fund is not contingent on the approval of Proposal 2p below.  Whether or not Proposal 2p below is approved with respect to your Fund, if shareholders of a Fund approve this Proposal 2o the Board will have the ability to change that Fund’s investment objective.  If a Fund’s Board thereafter decides to change the Fund’s investment objective, shareholders will be given prior notice of the change. This notice is expected to take the form of a supplement to the Fund’s prospectus or a revised prospectus, which would be sent to Fund shareholders

The Board recommends that you vote “FOR” this proposal.

Proposal 2p: Approve a change in the Fund’s investment objective.

Funds Affected:

Capital Income Fund
Cash Reserves
Champion Income Fund
Core Bond Fund
Equity Fund, Inc.
Global Strategic Income Fund
International Bond Fund
Limited-Term Government Fund
Main Street Fund, Inc.
Main Street Select

Shareholders of each of the Funds listed above are being asked to approve a change to the investment objective of their Fund. The current investment objective of each Fund is listed below, along with the proposed new investment objective.

Fund	Current Investment Objective	New Investment Objective
Capital Income Fund
The Fund’s primary objective is to seek as much current income as is compatible with prudent investment. The Fund has a secondary objective to conserve principal while providing an opportunity for capital appreciation.
The Fund seeks total return.
Cash Reserves	The Fund seeks the maximum current income that is consistent with stability of principal. The Fund is a money market fund.	The Fund seeks income consistent with stability of principal.
Champion Income Fund
The Fund’s primary objective is to seek a high level of current income by investing mainly in a diversified portfolio of high-yield, lower-grade, fixed-income securities that the Fund’s investment manager, OppenheimerFunds, Inc., believes does not involve undue risk. The Fund’s secondary objective is to seek capital growth when that is consistent with its primary objective.
The Fund seeks total return.
Core Bond Fund	The Fund seeks total return by investing mainly in debt instruments.	The Fund seeks total return.
Equity Fund, Inc.	The Fund seeks a high total return.	The Fund seeks capital appreciation.
Global Strategic Income Fund	The Fund seeks high current income by investing mainly in debt securities.	The Fund seeks total return.
International Bond Fund	The Fund’s primary objective is to seek total return. As a secondary objective, the Fund seeks income when consistent with total return.	The Fund seeks total return.
Limited-Term Government Fund	The Fund seeks high current return and safety of principal.	The Fund seeks income.
Main Street Fund, Inc.	The Fund seeks high total return.	The Fund seeks capital appreciation.
Main Street Select	The Fund seeks long-term capital appreciation.	The Fund seeks capital appreciation.

This proposal to change your Fund’s investment objective is intended to modernize the Funds’ investment objectives by simplifying and standardizing each of them.  Additionally, for certain Funds, the investment objective is proposed also change to better position the Fund’s investment goal.  Both OFI and each Fund’s Board believe that the new investment objective provides more clarity and understanding to each Fund’s overarching investment goal.  Each Fund’s investment objective would, upon shareholder approval, change to one of four basic investment objectives: (1) The Fund seeks income, (2) The Fund seeks total return, (3) The Fund seeks capital appreciation, or (4) The Fund seeks income consistent with stability of principal.  OFI and the Board believe that by adopting these new, simplified standard investment objectives with respect to the Funds, shareholders would be more informed about a Fund’s basic investment goal.  In addition, the adoption of a revised investment objective would improve a Fund’s prospectus disclosure by better separating the Fund’s objective from any strategy to achieve that objective.  By removing strategy-type language from a Fund’s investment objective, the Funds would be provided with maximum flexibility to follow their investment strategies and respond to an ever-changing investment environment, in an effort to achieve the investment objective.

As noted above, certain of the new investment objectives are proposed to be revised to better position such Fund’s investment goal.  After a review of the investment objectives OFI has determined that the changes indicated above would also provide an improved goal for each Fund, given its position in the competitive marketplace and also within the product line-up of the mutual funds advised by OFI.  Additionally, OFI believes that the change to each such investment objective will better describe to shareholders each Fund’s predominant purpose and this will allow shareholders to make a more informed decision whether to invest in such Fund.

OFI does not expect any change to a Fund’s investment objective will materially impact the manner in which a Fund’s portfolio is currently being managed.  Each Fund also has no current intention of materially changing its existing investment strategies as a result of shareholders approving the proposed changes.

The Board recommends that you vote “FOR” this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE

PROPOSAL 3-

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF A FUND FROM A MARYLAND CORPORATION OR MASSACHUSETTS BUSINESS TRUST, AS APPLICABLE, INTO A DELAWARE STATUTORY TRUST

The Board of each applicable Fund recommends that you approve an Agreement and Plan of Reorganization (the “Plan of Reorganization”), substantially in the form attached to this Proxy Statement as Appendix I, which would change the state and/or form of organization of the Fund. This proposed change calls for the reorganization of the Fund from its current state and form of organization — a Maryland corporation or Massachusetts business trust — into a newly formed Delaware statutory trust (please see Appendix J for the current state and form of organization of your Fund(s)). This proposed reorganization will be referred to throughout this Proxy Statement as the “Reorganization.” To implement the Reorganization, the Board of each Fund has approved the Plan of Reorganization, which contemplates the continuation of the business of the Fund, as changed pursuant to other Proposals in this Proxy Statement, in the form of a Delaware statutory trust (the “DE Trust”). For purposes of this Proxy Statement, except where the context indicates otherwise, the terms “Fund” and “DE Trust” shall mean a Fund or DE Trust and each series thereof.

As further discussed below, if approved by shareholders, it is not anticipated that the Reorganization would affect your investment in your Fund or how your Fund is managed on a day-to-day basis. The Reorganization will not affect the composition of the Board (except as set forth in Proposal 1), officers, or any of its service providers, including investment manager(s), or their fees. The Reorganization will not alter the Board’s existing duties to act with due care and in the shareholders’ interests. In addition, your Fund’s fees and expenses will not change as a result of the Reorganization (however, as noted below the Fund will incur some costs in connection with this Proxy statement and also in connection with the Reorganization). Furthermore, the share classes, investment objectives and policies (except as set forth in Proposal 2), investment strategies and risks will remain the same after the Reorganization.

Following the Reorganization, shareholders of each Maryland Fund and Massachusetts Fund will become shareholders of that Fund’s corresponding DE Trust. The Reorganization is intended to be a tax-free “reorganization” under Section 368(a)(1)(F) of the Internal Revenue Code of 1986 (the “Internal Revenue Code”). Upon the completion of the Reorganization, each Maryland and Massachusetts Fund will be dissolved in accordance with applicable state law.

WHAT WILL THE REORGANIZATION MEAN FOR THE FUNDS AND THEIR SHAREHOLDERS?

If the Plan of Reorganization is approved by shareholders and the Reorganization is implemented:

•	each DE Trust would continue the business of its corresponding Fund;

•	except as otherwise modified by Proposal 2 in this Proxy Statement, the investment objectives, policies, strategies and risks of a Fund will not change as a DE Trust;

•
the Board of the DE Trust, which will include any individuals elected under Proposal 1, and the officers of the DE Trust, would be the same as those of the corresponding Fund, and would operate the DE Trust in essentially the same manner as they previously operated the Fund;

•
the main operating agreements of the DE Trust — the investment advisory agreement, the general distributors agreement, and the distribution and/or service plan and agreement — would be substantially similar to those of the corresponding Fund;

•
pursuant to the Plan of Reorganization, on the effective date of the Reorganization shareholders of the Fund or series thereof would receive one share of the corresponding DE Trust or series thereof (or fractional share thereof) for every share they hold of the Fund or series thereof (or fractional shares thereof).

Thus, on the effective date of the Reorganization, you would hold an interest in the DE Trust that would be equivalent to your then interest in the corresponding Fund. For all practical purposes, your financial investment in the Fund would not change on the effective date of the Reorganization. As discussed below, the Reorganization is designed to be tax-free for federal income tax purposes.

WHY ARE THE BOARDS RECOMMENDING APPROVAL OF THE PLAN OF REORGANIZATION AND THE REORGANIZATION?

The Board of each Fund has determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations or Massachusetts business trusts. Under Delaware law and the DE Trust’s Agreement and Declaration of Trust (“Declaration of Trust”), the Board of Trustees of the DE Trust will have more flexibility to adjust to changing circumstances and market conditions. For example, the Board of the DE Trust will not need to undergo the costly and time-consuming process of procuring shareholder approval for amendments to the Declaration of Trust to address pressing issues or to implement certain strategic alternatives. In addition, under Delaware law investment companies are able to simplify their operations by reducing administrative burdens (such as filing officers’ certificates or other documents with state authorities each time a board of trustees amends the fund’s charter documents). A form of Declaration of Trust is attached to this Joint Proxy Statement as Appendix H.

Another advantage of Delaware statutory trusts as compared to Massachusetts business trusts is greater certainty regarding limiting the personal liability of shareholders for obligations of the statutory trust or its trustees and officers. The Delaware Statutory Trust Act (the “DSTA”) entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware corporations (generally limited to the full subscription price of the stock).  Under Massachusetts law, Massachusetts business trust shareholders are potentially personally liable for obligations of the Fund. Although the risk of such liability is remote and the governing documents of the MA Funds contain an express disclaimer of such liability, the Board has determined that Delaware law affords greater protection against potential shareholder liability. Massachusetts statutory law also does not explicitly provide for the separation of assets and liabilities among separate series of a Massachusetts business trust. The DSTA, by contrast, provides by statute that the liabilities of a particular series are only enforceable against the assets of that series and not against the assets of the trust generally or any of its other series, and none of the liabilities of the trust generally or of any of the other series are enforceable against the assets of that series.

Funds organized as Delaware statutory trusts also have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under Maryland corporate law, certain corporate actions, such as mergers, certain reorganizations, charter amendments and dissolutions, are subject to mandatory stockholder votes. The DSTA allows a fund to provide in its governing documents that each of these types of transactions may go forward with only trustee approval; all remain subject, however, to any special voting requirements of the 1940 Act, which would not be limited or restricted by the Reorganization. Maryland corporate law imposes specific record date, notice, quorum and adjournment requirements than the DSTA, which may cause shareholder meetings to be more costly and may make obtaining any necessary shareholder approvals more difficult.

All of the Funds are proposing to become Delaware statutory trusts, and OFI is likely to form any new funds as Delaware statutory trusts. To the extent that the boards and management of funds advised by OFI, including the Boards and management of the Funds, need to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

Furthermore, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to a DE Trust. This could benefit a DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust’s governing documents less likely or, if litigation should be initiated, less burdensome or expensive.

At each Board’s August and November meeting, representatives of OFI made presentations to, and responded to, questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their independent legal counsel to consider the Reorganization.

Among other things, the Board Members considered:

(a) that OFI has advised the Board that each DE Trust will furnish the same level of services to its shareholders as does the corresponding Fund;

(b) that the investment objective, strategies, policies and restrictions of each DE Trust will be identical to those of the corresponding Fund in effect immediately prior to the closing, after giving effect to any changes to current investment objectives, policies and restrictions approved by shareholders as a result of Proposal 2 to this Joint Proxy Statement;

(c) that OFI has advised the Board that each DE Trust will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the corresponding Fund immediately prior to the Reorganization;

(d) that OFI has advised the Board that there is no anticipated material adverse effect on the Funds’ annual operating expenses and shareholder fees and services as a result of the Reorganizations;

(e) that OFI has informed the Board that it believes the reorganization of each Fund into a corresponding DE Trust may result in cost savings over time;

(f) that shareholders of each Fund will own shares of the corresponding class of the corresponding DE Trust that are equal in number, and in value, to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization;

(g) the terms of the proposed Plan of Reorganization, including the anticipated tax-free nature of the transactions for the Funds and their shareholders, and that the transactions are not contingent on each other and may proceed separately; and

(h) information from OFI as to the estimated costs and expenses associated with the Reorganizations, as well as the expenses of mailing and printing the proxy statement, soliciting the Funds’ shareholders, and printing and mailing the prospectuses for the DE Trust, and that OFI would bear a portion of the expenses of mailing and printing the proxy statement and soliciting shareholders.

In their deliberations, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board of each Fund concluded that the interests of shareholders of the Fund will not be diluted as a result of the Reorganization and that the participation in the Reorganization is in the best interests of the Fund and its shareholders.

Accordingly, the Board of each Fund believes that it is in the best interests of the shareholders of the Fund to approve the Plan of Reorganization.

A comparison of the Delaware statutory trust law and each of the Maryland General Corporation Law and the Massachusetts General Laws applicable to business trusts, and a comparison of the relevant provisions of the governing documents of the DE Trust and the Funds are included in Appendix J to this Proxy Statement.

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

Upon completion of the Reorganization, the DE Trust will continue the business of the corresponding Fund, with any changes made pursuant to Proposal 2 in this Joint Proxy Statement, if approved. On the effective date of the Reorganization, the DE Trust and any series thereof will hold the same portfolio of securities previously held by the corresponding Fund and series thereof. The DE Trust will be operated under substantially similar investment advisory, general distribution, and distribution and/or service plan arrangements as those of the corresponding Fund. As the successor to the Fund’s operations, the DE Trust will adopt the corresponding Fund’s registration statement under federal securities laws with amendments to show the new Delaware statutory trust structure and will remain subject to the Investment Company Act and SEC rules thereunder.

Each DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the corresponding Fund. To accomplish the Reorganization, the Plan of Reorganization provides that a Fund will transfer all of its assets to the corresponding DE Trust. In exchange for these assets the DE Trust will assume the liabilities of the corresponding Fund and issue its own shares to that Fund, which will then distribute those shares pro rata to you and the other shareholders of the Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the DE Trust as you held in the corresponding Fund on the effective date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable to the shareholders of the Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the effective date of the Reorganization, the Fund’s original legal entity will be dissolved and will cease its existence.

The Board of a Fund may terminate the Plan of Reorganization and abandon the Reorganization at any time prior to the effective date of the Reorganization if it determines that proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of the Fund, or if the Board abandons the Reorganization, the Fund will continue to operate under its current state and form of organization. If the Reorganization is approved by Fund shareholders, it is expected to be completed, if possible, in connection with the filing of a post-effective amendment to that Fund’s SEC registration statement to implement any changes as a result of any approval of Proposal 2.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT ADVISORY AND SERVICE AGREEMENT OR INVESTMENT ADVISORY AGREEMENT?

As a result of the Reorganization, the DE Trust will be subject to a new Investment Advisory Agreement between the DE Trust and OFI. The Investment Advisory Agreement will be substantially the same as the current Investment Advisory Agreement between OFI and the corresponding Fund.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE GENERAL DISTRIBUTION AGREEMENT AND DISTRIBUTION AND/OR SERVICE PLANS?

Each DE Trust will enter into the General Distribution Agreement with OppenheimerFunds Distributor, Inc. (“OFDI”), which will be identical to the current agreement that each corresponding Fund has with OFDI. The DE Trust will also adopt a multiple share class plan and distribution and/or service plans under Rule 12b-1 of the Investment Company Act that are substantially similar to the plans that the corresponding Fund currently has in place. The Board does not anticipate that there will be any material changes to these agreements and plans as a result of the Reorganization.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE PLAN OF REORGANIZATION?

Under the Investment Company Act, the shareholders of a mutual fund must elect trustees and approve the initial investment management agreement for that fund. Theoretically, if the Plan of Reorganization is approved and the Fund is reorganized into a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Trust. However, shareholders of the Funds are not being asked to vote on these two matters. If you approve a Reorganization for your Fund, you will also, in effect, be approving these matters for your Fund’s corresponding DE Trust. The Boards of the Funds have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals in connection with the Reorganization. Therefore, the Boards have determined that approval of the Plan of Reorganization will also constitute, for purposes of the Investment Company Act, shareholder approval of: (1) the election of the trustees/directors of the Fund who are in office at the time of the Reorganization as trustees of the DE Trust (including those elected pursuant to Proposal 1 in this Joint Proxy Statement); (2) the Investment Advisory Agreement between the DE Trust and OFI, which is substantially similar to the Investment Advisory Agreement currently in place for the corresponding Fund, and (3) Distribution and/or Service Plans pursuant to Rule 12b-1 under the Investment Company Act for each applicable share class of the DE Trust that are substantially similar to the Distribution and/or Service Plans currently in place for the corresponding Fund.

Prior to the Reorganization, if the transaction is approved by Fund shareholders, the officers will cause the Fund, as the sole shareholder of the corresponding DE Trust, to vote its shares for the matters specified above. This action will enable the DE Trust to satisfy the requirements of the Investment Company Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE TRUST?

Each DE Trust will be formed as a Delaware statutory trust pursuant to the Delaware Statutory Trust Act and will have an unlimited number of shares of beneficial interest with or without par value as the Board shall determine (provided that unless the Board shall otherwise determine, all shares shall have a par value of $0.001). The shares of the DE Trust will be allocated into the same series and share classes as the Fund so as to correspond to the current series and classes of shares of that Fund.

As of the effective date of the Reorganization, shares of the respective series and classes of a Fund and the corresponding DE Trust will have similar distribution and redemption rights; will be fully paid and non-assessable; will have similar conversion rights; and will have no preemptive or subscription rights. Shares of the respective series and classes of both the DE Trust and the Fund will have similar voting and liquidation rights and have one vote per share and a proportionate fractional vote for each fractional share. Neither the DE Trust nor the Fund provides for cumulative voting in the election of its trustees or directors, as applicable.

WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

The costs associated with the Reorganization, including the mailing and proxy solicitation costs, will be borne by both OFI and the Funds, with 35% and 65% borne by each, respectively. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of relative net assets, except when direct costs can reasonably be attributed to one or more specific Funds.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code. As a condition to the closing of each Reorganization, the parties must receive an opinion from counsel that the Reorganization so qualifies and that, for U.S. federal income tax purposes, generally:

(a) neither the Fund nor its corresponding DE Trust will recognize any gain or loss as a result of the Reorganization;

(b) the corresponding DE Trust’s tax basis in the Fund’s assets received pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Fund immediately prior to the Reorganization, and the DE Trust’s holding period of such assets will include the period during which the Fund held such assets;

(c) the corresponding DE Trust will succeed to, and take into account the items of, the Fund described in Section 381(c) of the Internal Revenue Code;

(d) a Fund shareholder will not recognize any gain or loss as a result of the receipt of corresponding DE Trust shares in exchange for such shareholder’s Fund shares pursuant to the Reorganization;

(e) a Fund shareholder’s aggregate tax basis in the corresponding DE Trust shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Fund shares held immediately before the Reorganization; and

(f) a Fund shareholder’s holding period for the corresponding DE Trust shares received pursuant to the Reorganization will include the period during which the shareholder held Fund shares.

The tax opinion described above will be based on the then-existing law, will be subject to certain assumptions and qualifications, and will be based in part on the truth and accuracy of certain representations by the Fund and the DE Trust.

WHAT IF I CHOOSE TO SELL MY SHARES?

A request to sell shares that is received and processed prior to the effective date of the Reorganization will be treated as a redemption of shares of the applicable Fund. A request to sell shares that is received and processed on or after the effective date of the Reorganization will be treated as a request for the redemption of shares of the applicable DE Trust.

WHAT IS THE EFFECT OF MY VOTING “FOR” THE PLAN OF REORGANIZATION?

By voting “FOR” the Plan of Reorganization, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with a Board of Trustees, an Investment Advisory Agreement, Distribution and/or Service Plans and other arrangements that are substantially similar as those in place for the corresponding Fund, subject to the amendments set forth in other applicable Proposals in this Joint Proxy Statement.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE PROPOSAL DESCRIBED ABOVE

INFORMATION REGARDING THE FUNDS

Shares Outstanding: As of the close of business on the Record Date (December 7, 2011), each Fund had the numbers of shares outstanding as listed in Appendix K.  Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional vote).

Beneficial Owners. Occasionally, the number of shares of a Fund held in “street name” accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding.  As of December 2, 2011, to the best of the knowledge of each Fund, the shareholders listed on Appendix N owned of record or beneficially owned 5% or more of any class the outstanding voting shares of such Fund.

Section 16(a) Beneficial Ownership Reporting Compliance.  The Funds are not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any Board Member or Officer.

MORE ON PROXY VOTING AND THE MEETING

General Information about Proxy Voting

Solicitation of Proxies.  The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement and costs in connection with the solicitation of proxies will be shared between the Manager and the Funds, with 35% and 65% borne by each, respectively. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne on such basis between the Manager and the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of [a combination of] their respective net assets [and number of shareholder accounts], except when direct costs can be reasonably attributed to one or more specific Funds.

Solicitation may be made by letter or telephone by officers or employees of the Manager, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Funds and the Manager will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. The Funds and the Manager have retained The Altman Group (“Altman”), 60 East 42nd Street, New York, NY 10165, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Altman will be paid approximately $6,186,433 for such solicitation services (including reimbursements of out-of-pocket expenses), to be borne by the Manager and the Funds at the percentages stated above. Altman may solicit proxies personally and by telephone. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If a shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided, via the internet or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at 1-800-225-5677 (1-800-CALL-OPP).  Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled “Revoking a Proxy.”

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot in the postage paid envelope provided.  You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone Voting.  The Funds have arranged to have votes recorded by telephone.  Please have the proxy ballot in hand and call the number on the enclosed materials and follow the instructions.  After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Internet Voting. You may also vote over the internet by following the instructions in the enclosed materials.  You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Voting By Broker-Dealers.  Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Nominees in Proposal 1 if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions.  Broker-dealer firms will not be permitted voting authority with respect to proxies for which no instructions have been received in connection with any of the sub-proposals in Proposal 2, or Proposal 3.  A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the Proposal, but against the sub-proposals of Proposal 2 and against Proposal 3.  Beneficial owners who do not provide proxy instructions or who do not return a proxy card may also have their shares voted by broker-dealer firms in favor of Proposal 1.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

A “broker non-vote” is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.  Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Funds’ other shareholders have been timely received.

Quorum and Voting.  Quorum and voting requirements for each Fund are set forth in Appendix L.

How are votes counted? The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.

With respect to Board Member Nominees, you may direct the proxy holders to vote your shares “FOR ALL” Board Member Nominees or “FOR ALL EXCEPT” certain Board Member Nominees for whom you choose to withhold authority to vote, or you may direct the proxy holders to “WITHHOLD AUTHORITY FOR ALL” Board Member Nominees, in each case by checking the appropriate boxes.  With respect to each sub-proposal in Proposal 2, you may direct the proxy holders to vote your shares on the sub-proposal by checking the appropriate box “FOR” or “AGAINST”, or instruct them not to vote those shares on the sub-proposal by checking the “ABSTAIN” box.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Nominees in Proposal 1 and “FOR” each applicable sub-proposal in Proposal 2 and “FOR” Proposal 3.

Revoking a Proxy.  You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Funds a later-dated proxy, or (3) telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting.

Shareholder Proposals.  The Funds do not hold annual meetings of shareholders. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of a Fund must be received at the offices of the Fund, 6803 South Tucson Way, Centennial, Colorado 80112, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement. The persons named as proxies in future proxy materials of a Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by that Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made.

Shareholder Communications to the Board

Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees/Directors of the applicable Fund and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Board Member, the shareholder should so indicate.

Board members are not required to attend the Meeting nor do they plan to attend the Meeting.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of each Fund, including financial statements of the Fund, has previously been sent to shareholders. Upon request, each Fund’s most recent annual and subsequent semi-annual report (if available) is available at no cost.  To request a report, please call the Funds toll-free at 1-800-CALL OPP (1-800-225-5677), or write to the Funds at OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado  80217-5270.

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds’ records.  The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1.800.647.7374.  You may also notify the transfer agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112.  Individual copies of prospectuses and reports will be sent to you within 30 days after the transfer agent receives your request to stop householding.

OTHER MATTERS

The Board Members do not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Board Members and the Manager are not aware of any other matters to be brought before the Meeting by others.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

By Order of the Boards of Directors/Trustees,

Arthur Gabinet, Secretary
December 16, 2011

APPENDIX A

The dollar ranges of securities beneficially owned by the Nominees and Board Members in the Oppenheimer family of funds as of December 2, 2011, are as follows:

Nominees for Independent Board Members	Dollar Range of Equity Securities Owned in each Fund1		Aggregate Dollar Range of Equity Securities Held in All Registered Investment Companies Overseen or to be Overseen by Board Member in the Oppenheimer Family of Investment Companies
William L. Armstrong	Main Street Fund Main Street Select Fun	Over $100,000 Over $100,000	Over $100,000
Edward L. Cameron	Capital Income Fund Champion Income Fund Equity Fund, Inc. Main Street Small- & Mid-Cap Fund Value Fund	$10,001-$50,000 $1-$10,000 $50,001-$100,000 $50,001-$100,000 $10,001-$50,000	Over $100,000
Jon S. Fossel	Capital Income Fund Senior Floating Rate Fund	Over $100,000 $10,001-$50,000	Over $100,000
Sam Freedman	Core Bond Fund Emerging Markets Debt Fund Global Strategic Income Fund International Bond Fund Main Street Fund Main Street Select Fund Main Street Small- & Mid-Cap Fund Senior Floating Rate Fund	$50,001-$100,000 $10,001-$50,000 Over $100,000 Over $100,000 $50,001-$100,000 $50,001-$100,000 $50,001-$100,000 Over $100,000	Over $100,000
Richard F. Grabish2	Capital Appreciation Fund Global Strategic Income Fund International Bond Fund Main Street Small- & Mid-Cap Fund	$10,001-$50,000 $50,001-$100,000 $50,001-$100,000 $10,001-$50,000	Over $100,000
Beverly L. Hamilton	See Deferred Compensation listed in Appendix B		Over $100,000
Robert J. Malone
Capital Income Fund
Commodity Strategy Total Return Fund
Global Strategic Income Fund
International Bond Fund
Main Street Fund
Main Street Select Fund
Main Street Small- & Mid-Cap Fund
Senior Floating Rate Fund
		$50,001-$100,000 $10,001-$50,000 $50,001-$100,000 $50,001-$100,000 $10,001-$50,000 $50,001-$100,000 $10,001-$50,000 $50,001-$100,000	Over $100,000
F. William Marshall, Jr.	Commodity Strategy Total Return Fund Senior Floating Rate Fund	$1-$10,000 Over $100,000	Over $100,000
Victoria J. Herget	N/A		None
Karen L. Stuckey	N/A		None
James D. Vaughn	N/A		None

1. Fund not listed indicates that th eapplicable Board Member owns no equity securities in such Fund.
2. As of December 31, 2010

Interested Board Member

William F. Glavin Jr. 3
Capital Income Fund                                 $10,001-$50,000
Champion Income Fund                            $10,001-$50,000
Commodity Strategy Total Return Fund   $10,001-$50,000
Core Bond Fund                                         $10,001-$50,000
Equity Fund, Inc.                                       $10,001-$50,000
Global Strategic Income Fund                 $50,001-$100,000
International Bond Fund                          $50,001-$100,000
Main Street Fund                                       $10,001-$50,000
Main Street Small- & Mid-Cap Fund        $10,001-$50,000
Main Street Select Fund                            $10,001-$50,000
Over $100,000

 3 As of December 31, 2010.

APPENDIX B

Compensation of Board Members

The Independent Board Members receive compensation for services as Board Members and as a Committee member (if applicable) and are reimbursed for expenses incurred in connection with attending such Board and Committee meetings. Each Fund for which an Independent Board Member serves pays a share of these expenses.

The officers and the Interested Board Member of the Funds, (Mr. Glavin), who is affiliated with the Manager, receive no salary or fee from the Funds.  The Independent Board Members’ total compensation from the Funds during each Fund’s most recent fiscal year (as listed on Appendix M), and from the fund complex during the calendar year ended December 31, 2010 represents compensation, including accrued retirement benefits, for serving as a Board Member and member of a committee (if applicable) of the Boards of the Funds and other funds in the OppenheimerFunds complex.  The compensation paid to each Independent Board Member Nominee is set forth below.

Aggregate Compensation From each Fund1

Fund	William L. Armstrong Chairman of the Board and Governance Committee Member	Edward L. Cameron Audit Committee Member and Governance Committee Member	Jon S. Fossel Review Committee Member	Sam Freedman Review Committee Chairman	Richard F. Grabish3 Review Committee Member	Beverly L. Hamilton4 Review Committee Member and Governance Committee Member	Robert J. Malone Governance Committee Chairman and Audit Committee Member	F. William Marshall, Jr.5 Audit Committee Chairman and Governance Committee Member
Capital Income Fund	$10,979	$7,189	$7,282	$8,160	--	$6,795	$8,253	$7,189
Cash Reserves	$10,429	$7,020	$6,984	$7,962	$223	$6,736	$8,058	$7,020
Champion Income Fund	$3,192	$2,088	$2,127	$2,373	--	$1,936	$2,397	$2,088
Commodity Strategy Total Return Fund	$7,346	$4,909	$1,335	$5,313	--	$4,671	$5,602	$4,909
Corporate Bond Fund	$807	$545	$552	$619	$538	$519	$626	$545
Currency Opportunities Fund	$1,163	$762	$767	$862	$752	$749	$875	$762
Emerging Markets Debt Fund	$1,207	$792	$797	$895	$781	$778	$909	$792
Equity Fund, Inc.	$10,562	$7,377	$6,936	$7,842	--	$6,931	$8,400	$7,377
Oppenheimer Global Strategic Income Fund	$28,266	$18,490	$18,841	$21,018	--	$17,126	$21,232	$18,490
Core Bond Fund	$8,810	$6,165	$5,792	$6,547	$5,705	$5,790	$7,019	$6,165
International Bond Fund	$41,277	$27,001	$27,518	$30,690	--	$25,023	$31,004	$27,001
Limited-Term Government Fund	$13,938	$9,119	$9,289	$10,366	$9,014	$8,440	$10,471	$9,119
Main Street Fund	$34,035	$22,282	$22,568	$25,294	--	$21,074	$25,582	$22,282
Main Street Select Fund	$9,633	$6,395	$6,401	$7,252	--	$6,157	$7,341	$6,395
Main Street Small- & Mid-Cap Fund	$19,763	$13,099	$13,038	$14,832	--	$12,897	$15,033	$13,099
Master Event-Linked Bond Fund, LLC	$1,530	$1,002	$1,018	$1,140	$992	$920	$1,151	$1,002
Master Inflation Protected Securities Fund, LLC	$802	$515	$518	$582	$583	$506	$591	$515
Master Loan Fund, LLC	$6,507	$4,269	$4,337	$4,856	$4,222	$3,933	$4,902	$4,269
Portfolio Series Fixed Income Active Allocation Fund	$1,350	$938	$892	$1,003	$773	$882	$1,069	$938
Senior Floating Rate Fund	$7,238	$4,759	$4,773	$5,404	$4,707	$4,549	$5,464	$4,759
Short Duration Fund	$108	$72	$72	$82	$124	$54	$82	$72
Total Compensation From All Oppenheimer Funds For Which Individual Serves As Board Member2	$285,000	$199,000	$187,125	$211,600	$31,403	$187,000	$226,600	$288,4006

1. "Aggregate Compensation from each Fund" includes fees and deferred compensation, if any.

2.  In accordance with SEC regulations, for purposes of this section only, "Fund Complex" includes the Oppenheimer funds, the MassMutual Institutional Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is the indirect parent company of the Fund's Manager. The Manager also serves as the Sub-Adviser to the following: MassMutual Premier International Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual Premier Global Fund. The Manager does not consider MassMutual Institutional Funds, MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

3.  Mr. Grabish serves as Board Member for only the following funds: Oppenheimer Core Bond Fund, Oppenheimer Corporate Bond Fund, Oppenheimer Currency Opportunities Fund, Oppenheimer Emerging Markets Debt Fund, Oppenheimer Limited-Term Government Fund., Oppenheimer Senior Floating Rate Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Master Event-Linked Bond Fund, LLC, Oppenheimer Master Inflation Protected Securities Fund, LLC, Oppenheimer Short Duration Fund, and Oppenheimer Master Loan Fund, LLC.

4. Represents amounts deferred by Ms. Hamilton under the "Compensation Deferral Plan" described below.

5. Includes $7,121 deferred by Mr. Marshall under the "Compensation Deferral Plan" described below.

6.  Includes $89,400 compensation paid to Mr. Marshall for serving as a Board Member for MassMutual Select Funds and MML Series Investment Fund.

Compensation Deferral Plan for Board Members

The Board of Trustees/Directors has adopted a Compensation Deferral Plan for Independent Board Members that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from certain Funds. Under the plan, the compensation deferred by a Board Member is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Board Member. The amount paid to the Board Member under the plan will be determined based on the amount of compensation deferred and the performance of the selected funds.

Deferral of the Board Members’ fees under the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan will not obligate a fund to retain the services of any Board Member or to pay any particular level of compensation to any Board Member. Pursuant to an Order issued by the SEC, a fund may invest in the funds selected by the Board Member under the plan without shareholder approval for the limited purpose of determining the value of the Board Member’s deferred compensation account

APPENDIX C

Meetings of the Board

The Funds are governed by a Board of Trustees/Directors, which is responsible for overseeing the Funds. The Board is led by William L. Armstrong, an independent Board Member, who is not an "interested person" of the Funds, as that term is defined in the Investment Company Act. The Board meets periodically throughout the year to oversee the Funds' activities, including to review their performance, oversee potential conflicts that could affect the Funds, and review the actions of the Manager. With respect to its oversight of risk, the Board, through its committees, relies on reports and information received from various parties, including the Manager, internal auditors, the Fund's Chief Compliance Officer, the Funds’ Chief Risk Officer, the Funds’ head of Internal Audit, the Funds' outside auditors and Fund counsel. It is important to note that, despite the efforts of the Board and of the various parties that play a role in the oversight of risk, it is likely that not all risks will be identified or mitigated.

The Board of Trustees/Directors has appointed three standing committees: an Audit Committee, a Review Committee and a Governance Committee.  Each of the Committees is comprised solely of Board Members who are not "interested persons" under the Investment Company Act (such a person is "Independent"). The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust/Fund because it allocates areas of responsibility among the committees in a manner that enhances the Board's oversight.

APPENDIX D

Committees of the Board of Trustees/Directors

The Audit Committee is comprised solely of Independent Board Members.  The members of the Audit Committee are Edward L. Cameron, Edward L. Malone and F. William Marshall, Jr. (Chairman).  The Audit Committee held the number of meetings during each Fund’s most recent fiscal year as listed in Appendix M.  The Audit Committee provides the Board with recommendations regarding the selection of the Funds’ independent registered public accounting firm. The Audit Committee also (i) reviews the scope and results of financial statement audits and the audit fees charged, (ii) reviews reports from the Fund’s independent Auditors regarding the Fund internal accounting procedures and controls, (iii) reviews reports from the Manager’s Internal Audit Department, (iv) reviews certain reports from and meets periodically with the Fund’s Chief Compliance Officer, (v) maintains a separate line of communication between the Fund independent Auditors and the Independent Board Members, (vi) reviews the independence of the Funds’ independent Auditors and (vii) approves in advance the provision of any audit or non-audit services by the Funds’ independent Auditors, including tax services that are not prohibited by the Sarbanes-Oxley Act, to the Fund, the Manager and certain affiliates of the Manager.  The Audit Committee also reviews reports concerning the valuation on certain investments.

The Review Committee is comprised solely of Independent Board Members.  The members of the Review Committee are Sam Freedman (Chairman), Jon S. Fossel, Richard Grabish and Beverly Hamilton. The Review Committee held the number of meetings during each Fund’s most recent fiscal year as listed in Appendix M.  The Review Committee reviews Fund performance and expenses as well as oversees several of the Fund’s principal service providers and certain policies and procedures of the Fund, adopted by the Funds to comply with the Investment Company Act and other applicable laws, among other duties as set forth in the Committee’s charter.

The Governance Committee is comprised solely of Independent Board Members.  The current members of the Governance Committee are Robert J. Malone (Chairman), William Armstrong, Edward L. Cameron, Beverly L. Hamilton and F. William Marshall, Jr.  The Governance Committee held the number of meetings during each Fund’s most recent fiscal year as listed in Appendix M.  The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees Fund governance and the nomination of Board Members, including Independent Board Members. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Governance Committee in care of the Fund. The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other Board Members and will contribute to the Board's diversity. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The Governance Committee, however, reserves sole discretion to determine which candidates for Board Member it will recommend to the Board and the shareholders and it may identify candidates other than those submitted by shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager or its affiliates in selecting nominees. The full Board elects new Board Members except for those instances when a shareholder vote is required.

Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit correspondence electronically at www.oppenheimerfunds.com under the caption "contact us" or by mail to the Fund at OppenheimerFunds, Inc., 6803 South Tucson Way, Centennial, CO, 80112-3924.

Submissions should, at a minimum, be accompanied by the following:  (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an “interested person” as defined in the Investment Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.  Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Manager) would be deemed an “interested person” under the Investment Company Act.  In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

APPENDIX E
Officers of the Funds

Information is given below about the officers who are not Board Members of the Fund, including their business experience during the past five years.  All such officers, with the exception of portfolio managers, hold the same offices with the other Oppenheimer funds in the OppenheimerFunds family of funds.  The address for Messrs. Gabinet and Edwards and Mss. Nasta, Bloomberg and Ruffle is Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008.  The address for Messrs. Kennedy, Legg, Petersen, Vandehey and Wixted and Ms. Bullington is 6803 S. Tucson Way, Centennial, CO 80112-3924.

All officers serve at the pleasure of the Board.  Each officer serves for an indefinite term or until his or her earlier resignation, retirement, death or removal.

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 1999 Age: 52
Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008).  An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer since 2004 Age: 61
Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983).  An officer of 96 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet Secretary since 2011 Age: 53
Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005).  An officer of 96 portfolios in the OppenheimerFunds complex.

Christina Nasta Vice President and Chief Business Officer since 2011 Age: 38
Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003).  An officer of 96 portfolios in the OppenheimerFunds complex.

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Brian S. Petersen Assistant Treasurer since 2004 Age: 40
Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002).  An officer of 96 portfolios in the OppenheimerFunds complex.

Stephanie Bullington Assistant Treasurer since 2008 Age: 34
Vice President of the Manager (since January 2010); Assistant Vice President of the Manager (October 2005-January 2010); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield Son Limited (Butterfield) (February 2004-June 2005).  An officer of 96 portfolios in the OppenheimerFunds complex.

James Kennedy Assistant Treasurer since 2011 Age: 52	Senior Vice President of the Manager (since September 2006). An officer of 96 portfolios in the OppenheimerFunds complex.
Lisa I. Bloomberg Assistant Secretary since 2004 Age: 44
Senior Vice President (since February 2010) and Deputy General Counsel (since May 2008) of the Manager; Vice President (May 2004-January 2010) and Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc. An officer of 96 portfolios in the OppenheimerFunds complex.

Randy G. Legg Assistant Secretary since 2008 Age: 46
Vice President (since June 2005) and Senior Counsel (since March 2011) of the Manager; Associate Counsel (January 2007-March 2011) of the Manager. An officer of 96 portfolios in the OppenheimerFunds complex.

Taylor V. Edwards Assistant Secretary since 2008 Age: 44
Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Manager; Associate at Dechert LLP (September 2000-December 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Adrienne M. Ruffle Assistant Secretary since 2008 Age: 34
Vice President (since February 2007) and Associate Counsel (since May 2009) of the Manager; Assistant Vice President (February 2005-January 2007); and Assistant Counsel (February 2005-April 2009); Associate Counsel (September 2002-February 2005) at Sidley Austin LLP. An officer of 96 portfolios in the OppenheimerFunds complex.

Officers/Portfolio Managers

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Raymond Anello Vice President since 2011 Age: 47 Main Street Small- & Mid- Cap Fund
Mr. Anello has been a Vice President of the Manager since May 2009 and a portfolio manager of the Manager since April 2011. He has served as sector manager for energy and utilities for the Manager's Main Street Investment Team since May 2009. Prior to joining the Manager, Mr. Anello was portfolio manager of the RS All Cap Dividend product from its inception in July 2007 through April 2009 and served as a sector manager for energy and utilities for various other RS Investments products. Mr. Anello joined Guardian Life Insurance Company in October 1999 and transitioned to RS Investments in October 2006 in connection with Guardian Life Insurance Company's acquisition of an interest in RS Investments. Mr. Anello is a portfolio manager of another portfolio in the OppenheimerFunds complex.

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Robert Baker Vice President since 2007 Age: 38 Commodity Strategy Total Return Fund
Mr. Baker, CFA, has been a Vice President of the Manager since May 2007. He was an Assistant Vice President and Senior Research Analyst of the Manager from January 2004 to May 2007 and an Analyst of the Manager from February 2001 to December 2003. Mr. Baker is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Kevin Baum, Vice President since 2000 Age: 41 Commodity Strategy Total Return Fund
  Mr. Baum, CFA, CAIA has been a Senior Vice President of the Manager since 2009 and was previously a Vice President of the Manager from 2000. He is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Michelle Borre Vice President since 2009 Age: 44 Capital Income Fund
Ms. Borré, CFA, has been a Vice President of the Manager since April 2003 and was a Senior Research Analyst of the Manager from February 2003 to April 2009. She held various positions, including Managing Director and Partner, at J&W Seligman between July 1996 and January 2003. Ms. Borré was an Adjunct Assistant Professor of Finance and Economics at Columbia Business School from 2003 to 2005 and served on the Executive Advisory Board at the Heilbrunn Center for Graham and Dodd Investing at Columbia Business School from 2004 to 2005.  She is a portfolio manager of another fund in the Oppenheimer funds complex.

Alessio de Longis Vice President since 2010 Age: 33 Currency Opportunities Fund
Mr. de Longis, CFA, has been a Vice President of the Manager since June 2010. He was an Assistant Vice President and Senior Research Analyst of the Manager from February 2004 to June 2010. Since joining the Manager in 2004, Mr. de Longis has been a Research Analyst for all the Funds managed by the international investment team.

Anthony Gennaro, Jr. Vice President since 2009 Age: 44 Main Street Select Fund
Mr. Gennaro, CFA, CPA, has been a Vice President and portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Gennaro was sector manager for media, internet and telecom and a co portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from January 2007 to May 2009. He served as sector manager for media, internet and telecom services at The Guardian Life Insurance Company of America from August 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC and was a financial analyst covering media and internet stocks at Principal Global Investors from 1999 to 2006. He was a senior in the Assurance and Business Advisory group at Ernst & Young LLP from 1994 to 1997.

Manind Govil Vice President since 2009 Age: 42 Main Street Fund Main Street Select Fund
Mr. Govil, CFA, has been a Senior Vice President, the Main Street Team Leader and a portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He served as the lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research, from 2001 to July 2005, and was lead portfolio manager - core equity, from April 1996 to July 2005, at Mercantile Capital Advisers, Inc. Mr. Govil is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Margaret Hui, Vice President since 2007 Assistant Vice President since 1999 Age: 53 Master Loan Fund LLC Senior Floating Rate Fund
Ms. Hui has been a Vice President and portfolio manager of the Fund since October 1999. Ms. Hui has been a Vice President of the Manager since February 2005. Ms. Hui was an Assistant Vice President of the Manager from October 1999 to January 2005.

Krishna Memani Vice President since 2009 Age: 51 Capital Income Fund Core Bond Fund Capital Income Fund Limited Term Government Fund Global Strategic Income Fund Corporate Bond Fund
Mr. Memani has been the Director of Fixed Income of the Manager since October 2010 and a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Christopher Proctor Vice President since May 2010 Age: 43 Cash Reserves Short Duration Fund
Mr. Proctor has been a Vice President of the Manager since August 2008. Prior to joining the Manager, Mr. Proctor was a Vice President at Calamos Asset Management from January 2007 through March 2008 and Scudder-Kemper Investments from 1999 through 2002. Mr. Proctor was a Managing Director and Co-Founder of Elmhurst Capital Management through January 2007 and was a Senior Manager of Research for Etrade Global Asset Management from 2002 through 2004.  Mr. Proctor is an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment adviser.

Benjamin Ram Vice President since May 2009 Age: 39 Main Street Fund
Mr. Ram has been a Vice President and portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Ram was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America from January 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He was a financial analyst, from 2003 to 2005, and co-portfolio manager, from 2005 to 2006, at Mercantile Capital Advisers, Inc. Mr. Ram was a bank analyst at Legg Mason Securities from 2000 to 2003 and was a senior financial analyst at the CitiFinancial division of Citigroup, Inc. from 1997 to 2000. Mr. Ram is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Arthur P. Steinmetz, Vice President since May 2004 Age: 53 Global Strategic Income Fund International Bond Fund Portfolio Series Fixed Income Active Allocation Fund
Mr. Steinmetz has been the Chief Investment Officer of the Manager since October 2010; Chief Investment Officer, Fixed-Income, of the Manager from April 2009 to October 2010; Executive Vice President of the Manager since October 2009; Director of Fixed Income of the Manager from January 2009 to April 2009 and a Senior Vice President of the Manager from March 1993 to September 2009.  Mr. Steinmetz is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Peter Strzalkowski Vice President since May 2009 Age: 46 Core Bond Fund Limited Term Government Fund
Mr. Strzalkowski, CFA, has been a Vice President of the Manager since August 2007 and a member of the Manager's Investment Grade Fixed Income Team since April 2009. Mr. Strzalkowski was a Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, from July 2006 through August 2007. He was a Senior Portfolio Manager at Highland Capital Management, L.P. from June 2005 through July 2006 and a Senior Fixed Income Portfolio Manager at Microsoft Corp. from June 2003 through June 2005. He was a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group, from April 2000 through June 2003 and a Vice President and Fixed Income Portfolio Manager at Centura Banks from November 1998 through April 2000.  Mr. Strzalkowski is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Julie Van Cleave Vice President since May 2010 Age: 52 Equity Fund
Ms. Van Cleave has been a Vice President and Senior Portfolio Manager of the Manager since April 2010. Prior to joining the Manager, she was Managing Director, U.S. Large-Cap Growth Equity, and lead portfolio manager at Deutsche Asset Management from December 2002 to February 2009. Prior to 2002, Ms. Van Cleave was a Managing Director, a portfolio manager and a team leader with Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual Life.  Ms. Van Cleave is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Raman Vardharaj Vice President since May 2009 Age: 40 Main Street Small- & Mid- Cap Fund
Mr. Vardharaj, CFA, has been a Vice President and portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Vardharaj was sector manager and a senior quantitative analyst creating stock selection models, monitoring portfolio risks and analyzing portfolio performance across the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as quantitative analyst at The Guardian Life Insurance Company of America from 1998 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.  Mr. Vardharaj is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Joseph Welsh, Vice President since September 1999 Age: 47 Champion Income Fund Global Strategic Income Fund Master Loan Fund LLC Senior Floating Rate Fund
Mr. Welsh, CFA, has been the Head of the Manager's High Yield Corporate Debt Team since April 2009; Senior Vice President of the Manager since May 2009 and a Vice President of the Manager from December 2000 to April 2009. He was an Assistant Vice President of the Manager from December 1996 to November 2000 and a high yield bond analyst of the Manager from January 1995 to December 1996. He was a senior bond analyst with W.R. Huff Asset Management from November 1991 to December 1994. Mr. Welsh is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During Past 5 Years
Mitch Williams Vice President since November 2008 Age: 43 Equity Fund
Mr. Williams, CFA, has been a Vice President of the Manager since July 2006 and a Senior Research Analyst of the Manager since April 2002. He was a Vice President and Research Analyst for Evergreen Funds from October 2000 to January 2002. Mr. Williams is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Carol Wolf Vice President since December 1998 Age: 60 Cash Reserves Commodity Strategy Total Return Fund Short Duration Fund
Ms. Wolf has been a Senior Vice President of the Manager since September 2000 and of HarbourView Asset Management Corporation since June 2003. She was Vice President of the Manager from June 1990 through June 2000. Ms. Wolf is an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment adviser.  Ms. Wolf is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Caleb Wong, Vice President since June 2008 Age: Global Strategic Income Fund Master Event-Linked Bond Fund, LLC
Mr. Wong has been a Vice President of the Manager since June 1999. He was head of fixed income quantitative research and risk management of the Manager from 1997-1999 and has worked in fixed-income quantitative research and risk management for the Manager since July 1996.  Mr. Wong is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Sara J. Zervos Vice President since April 2009 Age: 42 Emerging Markets Debt Fund Global Strategic Income Fund International Bond Fund
Ms. Zervos, PhD, has been a Senior Vice President of the Manager since January 2011 and was a Vice President of the Manager from April 2008 to December 2010. She was a portfolio manager with Sailfish Capital Management from May 2007 to February 2008 and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management from June 2004 to April 2007. Ms. Zervos is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Matthew Ziehl Vice President since May 2009 Age: 44 Main Street Small- & Mid- Cap Fund
Mr. Ziehl has been a Vice President and portfolio manager of the Manager since May 2009. Prior to joining the Manager, Mr. Ziehl was a portfolio manager with RS Investment Management Co. LLC from October 2006 to May 2009 and served as a managing director at The Guardian Life Insurance Company of America from December 2001 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. Mr. Ziehl is a portfolio manager of other portfolios in the OppenheimerFunds complex.

All officers serve at the pleasure of the Board. As of December 2, 2011, the Nominees for Board Member, continuing Board Members and officers of the Funds, individually and as a group, beneficially owned less than 1% of any class of shares of the Funds beneficially or of record.

The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund. In addition, none of the Independent Board Members (nor any of their immediate family members) owns securities of either the Manager or the OppenheimerFunds Distributor, Inc. (the “Distributor” of the Funds) or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

APPENDIX F

Audit Fees.  KPMG billed the Funds the following amounts in each Fund’s most recent fiscal year and fiscal year prior to the most recent fiscal year (as listed in Appendix M) for professional services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those fiscal years.

Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Oppenheimer Capital Income Fund	36,600	42,300
Oppenheimer Cash Reserves	21,300	21,300
Oppenheimer Champion Income Fund	43,900	43,900
Oppenheimer Commodity Strategy Total Return Fund	45,000	45,000
Oppenheimer Corporate Bond Fund	N/A	26,000
Oppenheimer Currency Opportunities Fund	N/A	31,100
Oppenheimer Emerging Markets Debt Fund	N/A	33,400
Oppenheimer Equity Fund, Inc.	21,300	24,100
Oppenheimer Global Strategic Income Fund	58,400	58,400
Oppenheimer Core Bond Fund	38,900	38,900
Oppenheimer International Bond Fund	60,700	60,700
Oppenheimer Limited-Term Government Fund	34,000	38,900
Oppenheimer Main Street Fund	30.200	30,200
Oppenheimer Main Street Select Fund	25,700	23,100
Oppenheimer Main Street Small- & Mid-Cap Fund	30,300	30,300
Oppenheimer Master Event-Linked Bond Fund, LLC	32,100	32,100
Oppenheimer Master Inflation Protected Securities Fund, LLC	N/A	23,000
Oppenheimer Master Loan Fund, LLC	37,300	37,300
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund	17,000	17,000
Oppenheimer Senior Floating Rate Fund	50,200	50,200
Oppenheimer Short Duration Fund	N/A	23,000

Audit-Related Fees.  Audit-related fees are for assurance and related services by KPMG that are reasonably related to the performance of the auditor’s review of the Funds’ financial statements and are not reported under the prior category.  Audit-related fees would include, among others:  due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.  KPMG received the following amounts in audit-related fees, for each Fund’s most recent fiscal year and fiscal year prior to the most recent fiscal year, from the Funds, and separately, from the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds.

Fund Fees

Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Oppenheimer Capital Income Fund	N/A	N/A
Oppenheimer Cash Reserves	N/A	N/A
Oppenheimer Champion Income Fund	N/A	N/A
Oppenheimer Commodity Strategy Total Return Fund	N/A	N/A
Oppenheimer Corporate Bond Fund	N/A	N/A
Oppenheimer Currency Opportunities Fund	N/A	N/A
Oppenheimer Emerging Markets Debt Fund	N/A	N/A
Oppenheimer Equity Fund, Inc.	N/A	N/A
Oppenheimer Global Strategic Income Fund	N/A	1,500
Oppenheimer Core Bond Fund	N/A	N/A
Oppenheimer International Bond Fund	N/A	N/A
Oppenheimer Limited-Term Government Fund	N/A	N/A
Oppenheimer Main Street Fund	7,250	4,250
Oppenheimer Main Street Select Fund	N/A	N/A
Oppenheimer Main Street Small- & Mid-Cap Fund	N/A	N/A
Oppenheimer Master Event-Linked Bond Fund, LLC	N/A	N/A
Oppenheimer Master Inflation Protected Securities Fund, LLC	N/A	N/A
Oppenheimer Master Loan Fund, LLC	N/A	1,500
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund	N/A	N/A
Oppenheimer Senior Floating Rate Fund	4,395	2,619
Oppenheimer Short Duration Fund	N/A	N/A

Fees for Funds’ Investment Adviser, any Entity Controlling, Controlled by or Under

Common Control with the Adviser

Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Oppenheimer Capital Income Fund	356,900	159,500
Oppenheimer Cash Reserves	285,900	168,500
Oppenheimer Champion Income Fund	400,900	153,900
Oppenheimer Commodity Strategy Total Return Fund	269,540	342,900
Oppenheimer Corporate Bond Fund	N/A	168,500
Oppenheimer Currency Opportunities Fund	N/A	175,000
Oppenheimer Emerging Markets Debt Fund	N/A	175,000
Oppenheimer Equity Fund, Inc.	269,540	342,900
Oppenheimer Global Strategic Income Fund	400,900	153,900
Oppenheimer Core Bond Fund	269,540	342,900
Oppenheimer International Bond Fund	400,900	153,900
Oppenheimer Limited-Term Government Fund	400,900	153,900
Oppenheimer Main Street Fund	356,900	159,500

Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Oppenheimer Main Street Select Fund	285,900	168,500
Oppenheimer Main Street Small- & Mid-Cap Fund	225,900	206,000
Oppenheimer Master Event-Linked Bond Fund, LLC	400,900	153,900
Oppenheimer Master Inflation Protected Securities Fund, LLC	N/A	227,900
Oppenheimer Master Loan Fund, LLC	400,900	153,900
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund	269,540	342,900
Oppenheimer Senior Floating Rate Fund	285,900	168,500
Oppenheimer Short Duration Fund	N/A	31,000

Tax Fees.  Tax Fees would include tax compliance, tax planning and tax advice.  Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services.  Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.  KPMG received the following amounts, , for each Fund’s most recent fiscal year and fiscal year prior to the most recent fiscal year, from the Funds.  For the most recent fiscal year or fiscal year prior to the most recent fiscal year, KPMG did not receive any Tax Fees from the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.

Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Oppenheimer Capital Income Fund	8,599	1,450
Oppenheimer Cash Reserves	6,989	800
Oppenheimer Champion Income Fund	4,744	9,950
Oppenheimer Commodity Strategy Total Return Fund	13,850	11,900
Oppenheimer Corporate Bond Fund	N/A	N/A
Oppenheimer Currency Opportunities Fund	N/A	N/A
Oppenheimer Emerging Markets Debt Fund	N/A	N/A
Oppenheimer Equity Fund, Inc.	8,750	8,950
Oppenheimer Global Strategic Income Fund	6,933	6,700
Oppenheimer Core Bond Fund	8,750	7,250
Oppenheimer International Bond Fund	6,933	5,100
Oppenheimer Limited-Term Government Fund	4,784	4,900
Oppenheimer Main Street Fund	10,299	1,025
Oppenheimer Main Street Select Fund	8,574	1,050
Oppenheimer Main Street Small- & Mid-Cap Fund	8,500	8,300
Oppenheimer Master Event-Linked Bond Fund, LLC	13,000	11,440
Oppenheimer Master Inflation Protected Securities Fund, LLC	N/A	N/A
Oppenheimer Master Loan Fund, LLC	12,000	10,720
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund	7,200	6,375
Oppenheimer Senior Floating Rate Fund	8,574	1,050
Oppenheimer Short Duration Fund	N/A	N/A

All Other Fees.  All other fees would include products and services provided by KPMG other than the services reported under the prior three categories. Such fees would include the cost to KPMG of attending audit committee meetings.  KPMG received no such fees from the Funds or from the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund, during each Fund’s most recent fiscal year and fiscal year prior to the most recent fiscal year.

During its regularly scheduled periodic meetings, the Funds’ Audit Committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Funds.

The Audit Committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees so pre-approved are presented to the Audit Committee at its next regularly scheduled meeting.

Pre-approval of non-audit services may be waived provided that:  1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Fund to its principal accountant during the Fund’s fiscal year in which services are provided; 2) such services were not recognized by the Fund at the time of engagement as non-audit services; and 3) such services are promptly brought to the attention of the Audit Committee of the Fund and approved prior to the completion of the audit.  All services described in “Audit-Related Fees”, “Tax Fees” and “All Other Fees” were pre-approved by the Funds’ current Audit Committee.

Aggregate Non-Audit Services.  KPMG received the following aggregate non-audit amounts, during each Fund’s most recent fiscal year and fiscal year prior to the most recent fiscal year, from the Fund and each Fund’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund.  Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most RecentFiscal Year End ($)
Oppenheimer Capital Income Fund	365,499	160,950
Oppenheimer Cash Reserves	169,300	292,889
Oppenheimer Champion Income Fund	405,644	163,850
Oppenheimer Commodity Strategy Total Return Fund	283,390	354,800
Oppenheimer Corporate Bond Fund	N/A	168,500
Oppenheimer Currency Opportunities Fund	N/A	175,000
Oppenheimer Emerging Markets Debt Fund	N/A	175,000
Oppenheimer Equity Fund, Inc.	278,290	351,850
Oppenheimer Global Strategic Income Fund	407,833	162,100
Oppenheimer Core Bond Fund	278,290	350,150
Oppenheimer International Bond Fund	407,833	159,000
Oppenheimer Limited-Term Government Fund	405,684	158,800
Oppenheimer Main Street Fund	367,199	160,525
Oppenheimer Main Street Select Fund	294,474	169,550
Oppenheimer Main Street Small- & Mid-Cap Fund	234,400	214,300
Oppenheimer Master Event-Linked Bond Fund, LLC	413,900	165,340
Oppenheimer Master Inflation Protected Securities Fund, LLC	N/A	227,900
Oppenheimer Master Loan Fund, LLC	412,900	166,120
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund	276,740	349,275
Oppenheimer Senior Floating Rate Fund	298,869	172,169
Oppenheimer Short Duration Fund	N/A	31,000

The Funds’ current Audit Committee has considered whether the provision of non-audit services that were rendered to the Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.  No such services were rendered.

APPENDIX G

Borrowing

Proposed Fundamental Policy

The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

Fund	Current Fundamental Policy – Borrowing
Capital Income Fund
The Fund cannot borrow money in excess of 33-1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowing at all times in the manner set forth in the Investment Company Act.

Cash Reserves
The Fund cannot borrow money in excess of 10% of the value of its total assets or make any investment when borrowings exceed 5% of the value of its total assets; it may borrow only as a temporary measure for extraordinary or emergency purposes; no assets of the Fund may be pledged, mortgaged or assigned to secure a debt.

Champion Income Fund
The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies and only as a temporary measure for extraordinary or emergency purposes. The Fund cannot make any investment at a time during which its borrowings exceed 5% of the value of its assets. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

Commodity Strategy Total Return Fund
The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act. Currently, the Investment Company Act permits a mutual fund to borrow from banks and/or affiliated investment companies up to one-third of its total assets (including the amount borrowed). The Fund may borrow up to 5% of its total assets for temporary purposes from any person. Interfund borrowing must be consistent with the Fund’s exemptive order.

Core Bond Fund Corporate Bond Fund Limited-Term Government Fund Main Street Select Fund Main Street Small- & Mid-Cap Fund
The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

Equity Fund Main Street Select Fund
The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.

Currency Opportunities Fund Emerging Market Debt Fund International Bond Fund
The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. The Fund cannot make any investment at a time during which its borrowings exceed 5% of the value of its total assets. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

Global Strategic Income Fund Main Street Fund
The Fund cannot borrow money in excess of 33 1/3 % of the value of its total assets (including the amount borrowed). The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

Senior Floating Rate Fund
The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets at the time of the borrowings. The Fund’s borrowings must comply with the 300% asset coverage requirement under the Investment Company Act, as such requirement may be amended from time to time.

Master Event-Linked Bond Fund Master Inflation Protected Securities Fund Master Loan Fund
The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

Portfolio Series Fixed Income Active Allocation Fund Short Duration Fund
The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

Concentration of Investments

Fund	Proposed Fundamental Policy – Concentration of Investments
Capital Income Fund
Core Bond Fund
Corporate Bond Fund
Commodity Strategy Total Return Fund
Equity Fund, Inc.
Limited-Term Government Fund
Main Street Fund
Main Street Select Fund
Main Street Small- & Mid-Cap Fund
Global Strategic Income Fund
Champion Income Fund
Master Inflation Protected Securities Fund
Portfolio Series Fixed Income Active Allocation Fund
Currency Opportunities Fund
Emerging Markets Debt Fund
International Bond Fund

The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.  For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

Cash Reserves
The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks, and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.  For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

Senior Floating Rate Fund Master Loan Fund Master Event-Linked Bond Fund
The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in instruments of the group of industries in the financial securities sector, and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.  For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

Short Duration Fund
The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks and in instruments of the group of industries in the financial securities sector, and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.  For purposes of this concentration limitation, the Fund’s investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

Fund	Current Fundamental Policy – Concentration of Investments
Capital Income Fund	The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry.
Cash Reserves
The Fund cannot concentrate investments to the extent of 25% of its assets in any industry, except for obligations of foreign banks or foreign branches of domestic banks, time deposits, other bank obligations and U.S. government securities as described in the Prospectus and SAI.

Champion Income Fund Master Inflation Protected Securities Fund
The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Under this policy, utilities are divided into “industries” according to the services they provide (for example, gas, gas transmission, electric and telephone utilities will be considered to be in separate industries). The Fund can invest more than 25% in a group of industries.

Commodity Strategy Total Return Fund
The Fund will not purchase the securities, commodity-linked notes and other instruments of any issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry or group of industries. This restriction does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured by them.

The Fund will invest 25% or more of its total assets in securities, commodity-linked notes and other instruments, including futures and forward contracts, related options and swaps, linked to one or more of the energy and natural resources, agriculture, livestock, industrial metals, and precious metals sectors. The individual components of an index will be considered as separate industries for this purpose. The Fund may also invest more than 25% of total assets in a group of industries.

Core Bond Fund Corporate Bond Fund
The Fund cannot concentrate its investments (that means it cannot invest 25% or more of its total assets) in any one industry. Gas, water, electric and telephone utilities are considered to be separate industries for this purpose.

Currency Opportunities Fund Emerging Markets Debt Fund International Bond Fund
The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any one industry. The Fund will not invest 25% or more of its total assets in government securities of any one foreign country or in debt and equity securities issued by companies organized under the laws of any one foreign country. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an “industry” for the purposes of this policy.

Equity Fund	The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.
Global Strategic Income Fund
The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. Each foreign government is treated as an “industry” and utilities are divided according to the services they provide.

Limited-Term Government Fund	The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities.
Main Street Fund Main Street Select Fund	The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry. However, there is no limitation on investments in U.S. Government securities.
Main Street Small- & Mid-Cap Fund
The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in companies in any one industry. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an “industry” for the purposes of this restriction.

Master Loan Fund Senior Floating Rate Fund
The Fund cannot invest 25% or more of its total assets in securities of issuers having their principal business activities in the same industry. The Fund can invest 25% or more of its total assets and can invest up to 100% of its total assets in securities of issuers in the group of financial services industries, which under the Fund’s currently-used industry classifications include the following industries (this group of industries and the Fund’s industry classifications can be changed by the Fund without shareholder approval): banks, bank holding companies, commercial finance, consumer finance, diversified financial, insurance, savings and loans, and special purpose financial. For the purpose of this investment restriction, the term “issuer” includes the borrower under a loan, the agent bank for a loan, and any intermediate participant in the loan interposed between the borrower and the Fund. The percentage limitation in this investment restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. For the purposes of interpreting this investment restriction, each foreign national government is treated as an “industry” and utilities are divided according to the services they provide.

Portfolio Series Fixed Income Active Allocation Fund
The Fund cannot invest 25% or more of its total assets in any one industry or in a group of related industries. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or to securities issued by investment companies.

Short Duration Fund
The Fund will invest more than 25% of its total assets in the banking industry and in the financial services group of industries. No limit applies to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by other investment companies.

Master Event-Linked Bond Fund
The Fund will invest 25% or more of its total assets in securities or obligations of borrowers in a single industry, specifically, the financial services sector, including banks, bank holding companies, commercial finance, consumer finance, diversified financial, insurance, savings and loans and special purpose financial.  Issuers of event-linked bonds are generally classified as belonging to the financial services sector.  The Fund will be subject to the risks associated with financial institutions in that sector.

Diversification of Investments

Current fundamental policy would be eliminated.

Fund	Current Fundamental Policy – Diversification of Investments
Capital Income Fund Champion Income Fund Core Bond Fund Corporate Bond Fund Main Street Small- & Mid-Cap Fund
The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer’s voting securities. That restriction applies to 75% of the Fund’s total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

Cash Reserves
With respect to 75% of its assets, the Fund cannot purchase securities issued or guaranteed by any one issuer (except the U.S. Government or its agencies or instrumentalities), if more than 5% of the Fund’s total assets would be invested in securities of that issuer or Fund would then own more than 10% of that issuer’s voting securities;

Master Inflation Protected Securities Fund
The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer’s voting securities. This limit applies to 75% of the Fund’s total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities or to securities of other investment companies.

Equity Fund Main Street Select Fund
The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer’s voting securities. This limitation applies to 75% of the Fund’s total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

Limited-Term Government Fund
The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer’s voting securities. This limitation applies to 75% of the Fund’s total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies.

Global Strategic Income Fund Main Street Fund Short Duration Fund
The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer’s voting securities. This limit applies to 75% of the Fund’s total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies.

Portfolio Series Fixed Income Active Allocation Fund
The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer’s voting securities. This limitation applies to 75% of the Fund’s total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies. For purposes of this restriction, the Fund's investments will be considered be its pro rata portion of each Underlying Fund’s portfolio securities.

Investments in Issuers Whose Shares are Owned by the Fund’s Trustees or Officers

Current fundamental policy would be eliminated.

Fund	Current Fundamental Policy – Investments in Issuers Owned by Trustees or Officers
Cash Reserves
The Fund cannot invest in or hold securities of any issuer if those officers and trustees or directors of the Fund or its Manager who beneficially own individually more than ½ of 1% of the securities of such issuer together own more than 5% of the securities of such issuer

Lending

Proposed Fundamental Policy

The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

Fund	Current Fundamental Policy - Lending
Cash Reserves
The Fund cannot make loans, except that the Fund may purchase debt instruments and repurchase agreements as described in the Prospectus and SAI, and the Fund may lend its portfolio securities as described under “Loans of Portfolio Securities” in the SAI

Capital Income Fund	The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidence of indebtedness, and (c) through repurchase agreements.
The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

Champion Income Fund Global Strategic Income Fund
The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.

Main Street Select Fund
The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program (if applicable) with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements.

Main Street Small- & Mid-Cap Fund
The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt securities or similar evidences of indebtedness, (c) through an interfund-lending program with other affiliated funds, and (d) through repurchase agreements.

Commodity Strategy Total Return Fund
The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an interfund lending program with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans), and (d) through repurchase agreements. Currently, the Investment Company Act permits (a) lending of securities, (b) purchasing debt securities or similar evidences of indebtedness, (c) repurchase agreements and (d) interfund lending consistent with the Fund’s exemptive order; or

Core Bond Fund Corporate Bond Fund Currency Opportunities Fund Emerging Markets Debt Fund Equity Fund International Bond Fund Limited-Term Government Bond Fund Main Street Fund
The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.

Master Loan Fund
The Fund cannot make loans to other persons. However, the Fund can invest in loans (including by direct investments as an original lender or purchasing assignments or participation interests) and other debt obligations in accordance with its investment objective and policies. The Fund may also lend its portfolio securities and may purchase securities subject to repurchase agreements.

Master Event-Linked Bond Fund Master Inflation Protected Securities Fund
The Fund cannot loan money, except to the extent permitted under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

Senior Floating Rate Fund
The Fund cannot make loans to other persons. However, the Fund can invest in loans (including by direct investments or purchasing assignments or participation interests) and other debt obligations in accordance with its investment objective and policies.

The Fund may also lend its portfolio securities and may purchase securities subject to repurchase agreements.
Portfolio Series Fixed Income Active Allocation Fund Short Duration Fund
The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

Margin & Short Sales

Current fundamental policy would be eliminated.

Fund	Current Fundamental Policy – Margin & Short Sales
Cash Reserves	The Fund cannot purchase securities on margin or make short sales of securities
Master Event-Linked Bond Fund Master Inflation Protected Securities Fund Master Loan Fund Senior Floating Rate Fund	The Fund cannot buy securities on margin. However, the Fund can make margin deposits in connection with its use of derivative instruments and hedging instruments.

Real Estate and Commodities

Proposed Fundamental Policy

The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

Fund	Current Fundamental Policy – Real Estate & Commodities
Capital Income Fund
The Fund cannot invest in physical commodities or physical commodity contracts. However, the Fund can buy and sell hedging instruments that are permitted by any of its other investment policies. The Fund can also buy and sell options, futures and other instruments backed by physical commodities or the investment return from which is linked to changes in the price of physical commodities.

The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).

Cash Reserves	The Fund cannot invest in commodities or commodity contracts
The Fund cannot invest in real estate; however, the Fund may purchase debt securities issued by companies which invest in real estate or interests therein
Champion Income Fund
The Fund cannot invest in commodities or commodity contracts. However, the Fund may buy and sell any of the hedging instruments permitted by its other investment policies, whether or not the hedging instrument is considered a commodity or commodity contract, subject to the restrictions and limitations on such investments specified in the Prospectus and this SAI.

The Fund cannot invest in real estate. However, the Fund can purchase debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate.

Commodity Strategy Total Return Fund
The Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from purchasing or selling commodity-linked notes, or options and futures contracts with respect to individual commodities or indices, or from investing in securities or other instruments backed by physical commodities or indices.

The Fund will not purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities. The Fund can also invest in real estate operating companies and shares of companies engaged in other real estate related businesses.

Core Bond Fund Corporate Bond Fund
The Fund cannot invest in real estate or real estate mortgage loans. However, the Fund can purchase and sell securities issued or secured by companies that invest in or deal in real estate or interests in real estate

The Fund can buy and sell futures contracts that relate commodities (these are referred to as "commodity futures").

Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which include gold, platinum and silver. The Fund can purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.
The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the types of futures described above.

Currency Opportunities Fund Emerging Markets Debt Fund International Bond Fund
The Fund cannot buy or sell real estate. However, the Fund can purchase debt securities secured by real estate or interests in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests in real estate.

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

Equity Fund
The Fund cannot invest in physical commodities or physical commodity contracts. However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.

The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of issuers holding real estate or interests in real estate.
Main Street Select Fund
The Fund cannot invest in physical commodities or physical commodity contracts or buy securities for speculative short-term purposes. However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.

The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).

Main Street Small- & Mid-Cap Fund
The Fund cannot invest in physical commodities or physical commodity contracts or buy securities for speculative short-term purposes. However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.

The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of companies holding real estate or interests in real estate.
Global Strategic Income Fund
The Fund cannot invest in real estate, physical commodities or commodity contracts. However, the Fund may: (1) invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate; (2) invest in hedging instruments permitted by any of its other investment policies; and (3) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities or currencies.

Limited-Term Government Fund
The Fund cannot purchase or sell real estate, commodities or commodity contracts. However, the Fund may use hedging instruments approved by its Board of Trustees whether or not those hedging instruments are considered commodities or commodity contracts.

Main Street Fund
The Fund cannot invest in commodities. However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It does not matter if the hedging instrument is considered to be a commodity or commodity contract.

The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).

Master Event-Linked Bond Fund Master Inflation Protected Securities Fund Master Loan Fund Senior Floating Rate Fund	The Fund cannot buy or sell commodities or commodity contracts. However, the Fund can buy and sell derivative instruments, such as futures contracts, options and swaps.
The Fund cannot buy or sell real estate. However, the Fund can purchase securities secured by real estate or interests in real estate, or issued by issuers (including real estate investment trusts) that invest in real estate or interests in real estate. The Fund may hold and sell real estate as acquired as a result of the Fund's ownership of securities.

Portfolio Series Fixed Income Active Allocation Fund	The Fund cannot purchase real estate or commodities; however, the Fund may use commodity contracts approved by its Board.
Short Duration Fund
The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Senior Securities

Proposed Fundamental Policy

The Fund cannot issue “senior securities,” except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

Fund	Current Fundamental Policy – Senior Securities
Cash Reserves
The Fund cannot issue “senior securities,” but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations

Commodity Strategy Total Return Fund
The Fund will not issue any senior security. However, the Fund may enter into commitments to purchase securities in accordance with the Fund’s investment program, including reverse repurchase agreements, delayed-delivery and when issued securities, which may be considered the issuance of senior securities. Additionally, the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under the Investment Company Act and applicable regulations, interpretations of the Investment Company Act or an exemptive order. The Fund may also engage in short sales of securities to the extent permitted in its investment program and other restrictions. The purchase or sale of commodity-linked notes, futures or swap contracts and related options shall not be considered to involve the issuance of senior securities. Moreover, the Fund may borrow money as authorized by the Investment Company Act.

Capital Income Fund
Champion Income Fund
Core Bond Fund
Corporate Bond Fund
Currency Opportunities Fund
Emerging Markets Debt Fund
Global Strategic Income Fund
International Bond Fund
Main Street Fund
Main Street Select Fund
Main Street Small- & Mid-Cap Fund

The Fund cannot issue “senior securities,” but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Equity Fund
The Fund cannot issue “senior securities.” This restriction does not prohibit the Fund from borrowing money as described in the Prospectus or this Statement of Additional Information. It does not prohibit the Fund from entering into margin, collateral, segregation or escrow arrangements, or options, futures, hedging transactions or from buying and selling other investments permitted by its other investment policies.

Limited-Term Government Fund
The Fund cannot issue “senior securities,” but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, contracts to buy or sell derivatives, hedging instruments, options, or futures.

Master Event-Linked Bond Fund Master Inflation Protected Securities Fund Master Loan Fund
The Fund cannot issue "senior securities," except as permitted under the Investment Company Act. This limitation does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives.

Senior Floating Rate Fund
The Fund cannot issue “senior securities,” except as permitted under the Investment Company Act. This limitation does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

Portfolio Series Fixed Income Active Allocation Fund Short Duration Fund
The Fund cannot issue senior securities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Short Duration Fund
The Fund cannot issue “senior securities,” except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Underwriting

Proposed Fundamental Policy

The Fund cannot underwrite securities of other issuers, except to the extent permitted under the Investment Company Act or the Securities Act of 1933, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

Fund	Current Fundamental Policy – Underwriting
Capital Income Fund
Currency Opportunities Fund
Emerging Markets Debt Fund
Equity Fund
Global Strategic Income Fund
International Bond Fund
Main Street Fund
Main Street Select Fund
Main Street Small- & Mid-Cap Fund
Senior Floating Rate Fund

The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

Cash Reserves
The Fund cannot underwrite securities of other companies except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in connection with the disposition of portfolio securities.

Champion Income Fund
The Fund cannot underwrite securities of other companies except as permitted by the Investment Company Act. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

Commodity Strategy Total Return Fund
The Fund cannot underwrite securities issued by other persons. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling securities held in its own portfolio.

Core Bond Fund Corporate Bond Fund Limited-Term Government Fund	The Fund cannot underwrite securities. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.
Master Event-Linked Bond Fund Master Inflation Protected Securities Fund Master Loan Fund
The Fund cannot underwrite securities of other companies. A permitted exception is in case the Fund is deemed to be an underwriter under the Securities Act when reselling any securities held in its own portfolio.

Portfolio Series Fixed Income Active Allocation Fund
The Fund may not underwrite securities issued by others, except to the extent that such Fund may be considered an underwriter within the meaning of the Securities Act, as amended, when reselling securities held in its own portfolio.

Short Duration Fund
The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

Investments in Unseasoned Issuers

Current fundamental policy would be eliminated.

Fund	Current Fundamental Policy – Investments in Unseasoned Issuers
Cash Reserves	The Fund cannot invest more than 5% of its total assets in securities of companies that have operated less than three years, including the operations of predecessors

Miscellaneous Investment Strategy Restrictions

Current fundamental policies would be eliminated.

Proposal	Fund	Current Fundamental Policy - Miscellaneous
2k	Limited-Term Government Fund	As a fundamental policy, the Fund requires that the ownership and control of the securities subject to a repurchase agreement must be transferred to the Fund.
2l	Limited-Term Government Fund
As a fundamental policy, the Fund will not enter into a reverse repurchase agreement unless the securities that collateralize the transaction have a maturity date not later than the settlement date of the transaction.

2m	Limited-Term Government Fund	As a fundamental policy, the Fund will not enter into such transactions unless the settlement date is within 120 days of the trade date and is settled in cash on the settlement date.
2n	Limited-Term Government Fund	The Fund cannot deviate from any of its other investment policies that are described as fundamental policies in the Prospectus or this SAI.

Appendix H
AGREEMENT AND DECLARATION OF TRUST
OF
[FUND NAME]

THIS AGREEMENT AND DECLARATION OF TRUST is made as of ____________ __, 20__ for the purpose of forming a Delaware statutory trust in accordance with the provisions hereinafter set forth.

WHEREAS, the Trust shall be formed under the Delaware Act upon the filing of the Certificate of Trust in the Office of the Secretary of State of the State of Delaware;

NOW, THEREFORE, the Trustees do hereby declare that the Trustees will hold IN TRUST all cash, securities and other assets that the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions.

ARTICLE I

Name and Definitions

Section 1.1                                Name
. The name of the Trust is [Fund Name] and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine. The Trustees may, without Shareholder approval, change the name of the Trust or any Series or Class and adopt such other name as they deem proper. Any name change of any Series or Class shall become effective upon approval by the Trustees of such change or any document (including any Registration Statement) reflecting such change. Any name change of the Trust shall become effective upon the filing of a certificate of amendment under the Delaware Act reflecting such change. Any such action shall have the status of an amendment to this Declaration of Trust. In the event of any name change, the Trustees shall cause notice to be given to the affected Shareholders within a reasonable time after the implementation of such change, which notice will be deemed given if the changed name is reflected in any Registration Statement.

Section 1.2                                Definitions
. Whenever used herein, unless otherwise required by the context or specifically provided:

(a)           “By-Laws” shall mean the By-Laws of the Trust as amended from time to time, which By-Laws are expressly herein incorporated by reference as part of the “governing instrument” within the meaning of the Delaware Act;

(b)           “Certificate of Trust” shall mean the certificate of trust, as amended or restated from time to time, filed by the Trustees in the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Act to form the Trust;

(c)           “Class” shall mean a class of Shares of the Trust or of any Series of the Trust established in accordance with the provisions of Article III hereof;

(d)           “Commission,” “Interested Person” and “Principal Underwriter” shall have the meanings given them in the 1940 Act;

(e)           “Covered Person” shall have the meaning given it in Section 7.5 hereof;

(f)           “Declaration of Trust” shall mean this Agreement and Declaration of Trust, as amended or restated from time to time;

(g)           “Delaware Act” shall mean the Delaware Statutory Trust Act, 12 Del. C. §§ 3801 et seq.;

(h)           “Exchange” shall have the meaning given it in Section 6.2(a) hereof;

(i)           “General Assets” shall have the meaning given it in Section 3.6(a) hereof;

(j)           “Investment Manager” or “Manager” shall mean a party furnishing services to the Trust pursuant to any contract described in Section 4.8 hereof;

(k)           “1940 Act” shall mean the Investment Company Act of 1940 and the rules and regulations thereunder and interpretations thereunder, and any order or orders thereunder which may from time to time be applicable to the Trust. References herein to specific sections of the 1940 Act shall be deemed to include such rules and regulations as are applicable to such sections as determined by the Trustees or their designees;

(l)           “Person” shall mean and include individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

(m)           “Registration Statement” shall mean the Trust’s registration statement or statements as filed with the Commission, as from time to time in effect and shall include any prospectus or statement of additional information forming a part thereof;

(n)           “Schedule A” shall have the meaning given it in Section 3.6 hereof;

(o)           “Series” shall mean each series of Shares referenced in, or established under or in accordance with, the provisions of Article III;

(p)           “Shareholder” shall mean a record owner of outstanding Shares;

(q)           “Shares” shall mean the shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares;

(r)           “Trust” shall mean the Delaware statutory trust established under the Delaware Act by this Declaration of Trust and the filing of the Certificate of Trust in the Office of the Secretary of State of the State of Delaware;

(s)           “Trust Property” shall mean any and all property, real or personal, tangible or intangible, that is from time to time owned or held by or for the account of the Trust; and

(t)           “Trustees” or “Board of Trustees” shall mean the persons who have signed this Declaration of Trust and all other persons who may from time to time be duly elected or appointed to serve as Trustees in accordance with the provisions hereof, in each case so long as such person shall continue in office in accordance with the terms of this Declaration of Trust, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his, her or their capacities as trustee or trustees hereunder. Unless otherwise required by the context or specifically provided, any reference herein to the Trustees shall refer to the Trustee at any time that there is only one Trustee of the Trust.

ARTICLE II

Purpose of Trust

The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more Series investing primarily in securities, and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust.

ARTICLE III

Shares

Section 3.1                                Division of Beneficial Interest
. The beneficial interest in the Trust shall be divided into Shares. The Trust and any Series may have no Classes, may consist of one Class or may be divided into two or more Classes. The number of Shares of the Trust and each Series and Class authorized hereunder is unlimited. The Trust is authorized to issue an unlimited number of Shares, and upon the establishment of any Series or Class as provided herein, the Trust shall be authorized to issue an unlimited number of Shares of each such Series and Class, unless otherwise determined, and subject to any conditions set forth, by the Trustees. Subject to the further provisions of this Article III and any applicable requirements of the 1940 Act, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Series or Class, (i) to divide the beneficial interest in each Series or Class into Shares, with or without par value as the Trustees shall determine (provided that unless the Trustees shall otherwise determine, all Shares shall have a par value of $0.001), (ii) to issue Shares without limitation as to number (including fractional Shares and Shares held in the treasury), to such Persons and for such amount and type of consideration, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, (iii) to establish and designate and to change in any manner any Series or Class and to fix such preferences, voting powers, rights, duties and privileges and business purpose of each Series or Class as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing Series or Class thereof and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust, (iv) to divide or combine the Shares of the Trust or any Series or Class into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of the Trust or such Series or Class in the assets held with respect to the Trust or such Series or Class, (v) to classify or reclassify any Shares of the Trust or any Series or Class into Shares of one or more Series or Classes (whether the Shares to be classified or reclassified are issued and outstanding or unissued and whether such Shares constitute part or all of the Shares of the Trust or such Series or Class) and (vi) to take such other action with respect to the Shares of the Trust or any Series or Class as the Trustees may deem desirable.

Subject to the distinctions permitted among Classes of the Trust or any Series as established by the Trustees consistent with the requirements of the 1940 Act, each Share of the Trust or any Series shall represent an equal beneficial interest in the net assets of the Trust or such Series, and each Shareholder of the Trust or any Series shall be entitled to receive such Shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Trust or such Series. Upon redemption of the Shares of any Series, the applicable Shareholder shall be paid solely out of the funds and property of such Series of the Trust.

All references to Shares in this Declaration of Trust shall be deemed to be Shares of the Trust and of any or all Series or Classes, as the context may require.  All provisions herein relating to the Trust shall apply equally to each Series of the Trust and each Class, except as the context otherwise requires.

Notwithstanding any other provision of this Declaration of Trust, including Section 4.5 hereof, all Shares issued hereunder, including Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and non-assessable. Except as otherwise provided by the Trustees, Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust. Shares held in the Trust’s treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

Section 3.2                                Ownership of Shares
. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall contain the names and addresses of the Shareholders and the Shares held by each Shareholder. No certificates certifying the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series and Class and as to the number of Shares of the Trust and of each Series and Class held from time to time by each Shareholder. No Shareholder shall be entitled to receive payment of any distribution or to have notice given to such Shareholder of any meeting or other action in respect of the Trust or any Series or Class until such Shareholder has given its address and such other information as shall be required to such officer or agent of the Trust or such Series or Class as shall keep the record books of the Trust or such Series or Class for entry thereof.

Section 3.3                                Transfer of Shares
. Except as otherwise provided by the Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his duly authorized agent upon delivery to the Trustees or the Trust’s transfer or similar agent of a duly executed instrument of transfer, together with a Share certificate if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery, and subject to any further requirements specified by the Trustees, the transfer shall be recorded on the books of the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the Shareholder with respect to such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer or similar agent or registrar or any officer, employee or agent of the Trust, shall be affected by any notice of a proposed transfer.

Section 3.4                                Investments in the Trust
. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees or their authorized agents from time to time may authorize in their sole discretion. The Trustees and their authorized agents shall have the right to refuse to issue Shares to any Person at any time and for any reason.

Section 3.5                                Status of Shares and Limitation of Personal Liability
. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof. The death, incapacity, dissolution, termination or bankruptcy of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Section 3.6                                Establishment of Series and Classes of Shares
. Subject to the provisions of this Section 3.6, the Trust shall consist of the Series and Classes indicated on Schedule A attached hereto (“Schedule A”), as such Schedule A may be amended from time to time. The Series and Classes indicated on Schedule A as of the date hereof are hereby established and are referred to as the “Initial Series and Classes.” The establishment of any Series or Class of Shares (other than the Initial Series and Classes) shall be effective upon the adoption by the Trustees of a resolution that sets forth the designation of, or otherwise identifies, such Series or Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth the designation of, or otherwise identifies, such Series or Class including any Registration Statement, any amendment and/or restatement of this Declaration of Trust and/or Schedule A or as otherwise provided in such resolution. Upon the establishment of any Series or Class of Shares or the termination of any existing Series or Class of Shares, Schedule A shall be amended to reflect the addition or termination of such Series or Class and any officer of the Trust is hereby authorized to make such amendment; provided that the amendment of Schedule A shall not be a condition precedent to the establishment or termination of any Series or Class in accordance with this Declaration of Trust. The relative rights and preferences of each Series and each Class (including the Initial Series and Classes) shall be as set forth herein and as set forth in any Registration Statement relating thereto, unless (with respect to any Series or Class other than the Initial Series and Classes) otherwise provided in the resolution establishing such Series or Class. Any action that may be taken by the Trustees with respect to any Series or Class, including any addition, modification, division, combination, classification, reclassification, change of name or termination may be made in the same manner as the establishment of such Series or Class.

Unless otherwise provided in any Registration Statement relating thereto, Shares of the Initial Series and Classes and each additional Series or Class established pursuant to this Article III (unless otherwise provided in the resolution establishing such additional Series or Class), shall have the following relative rights and preferences:

(a)           Assets Held with Respect to a Particular Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets held with respect to” that Series. In the event that the Trust has only issued Shares of two or more Series (and not Shares of the Trust) and there are any assets, income, earnings, profits and proceeds thereof, funds or payments that are not readily identifiable as assets held with respect to any particular Series (collectively “General Assets”), the Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series shall be held with respect to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b)           Liabilities Held with Respect to a Particular Series. All liabilities of the Trust held with respect to a particular Series and all expenses, costs, charges and reserves attributable to that Series shall be charged against the assets held with respect to that Series. Any general liabilities of the Trust that are not readily identifiable as being held with respect to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. All liabilities, expenses, costs, charges, and reserves so charged to a Series are herein referred to as “liabilities held with respect to” that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. All liabilities held with respect to a particular Series shall be enforceable against the assets held with respect to such Series only and not against the assets of the Trust generally or against the assets held with respect to any other Series and, except as otherwise provided in this Declaration of Trust with respect to the allocation of General Assets, none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series thereof shall be enforceable against the assets of such Series. Notice of this limitation on inter-Series liabilities shall be set forth in the Certificate of Trust or in an amendment thereto. To the extent required by Section 3804(a) of the Delaware Act in order to give effect to the limitation on inter-Series liabilities set forth in this Section 3.6, (i) separate and distinct records shall be maintained for each Series, (ii) the assets held with respect to each Series shall be held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the assets held with respect to all other Series and the General Assets of the Trust not allocated to such Series and/or (iii) the records maintained for each Series shall account for the assets held with respect to such Series separately from the assets of any other Series and from the General Assets of the Trust not allocated to such Series.

(c)           Dividends, Distributions, Redemptions, and Repurchases. Notwithstanding any other provisions of this Declaration of Trust, including Article VI, no dividend or distribution on the Shares of any Series, including any distribution paid in connection with termination of the Trust or such Series or any Class of such Series, nor any redemption or repurchase of, the Shares of such Series or Class shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Trustees shall have the sole discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon all Shareholders for all purposes.

(d)           Fractions. Any fractional Share of the Trust or any Series shall carry proportionately all the rights and obligations of a whole Share of the Trust or any Series, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

(e)           Exchange Privilege. The Trustees shall have the authority to provide that the Shareholders of any Series or Class shall have the right to exchange such Shares for Shares of one or more other Series or Class of Shares or for interests in one or more trusts, corporations or other business entities (or a series or class of any of the foregoing) in accordance with such requirements and procedures as may be established by the Trustees.

(f)           Combination of Series and Classes. The Trustees shall have the authority, without the approval of the Shareholders of the Trust or any Series or Class unless otherwise required by applicable federal law, to combine the assets and liabilities held with respect to any two or more Series or Classes into assets and liabilities held with respect to a single Series or Class and in connection therewith to cause the Shareholders of each such Series or Class to become shareholders of such single Series or Class.

(g)           Elimination of Series or Classes. At any time that there are no Shares outstanding of any particular Series or Class previously established, the Trustees may abolish that Series or Class and rescind the establishment thereof.

(h)           Division of Series or Classes. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class unless otherwise required by applicable federal law, to divide the assets and liabilities held with respect to any Series or Class into assets and liabilities held with respect to an additional one or more Series or Classes and in connection therewith to cause some or all of the Shareholders of such Series or Class to be admitted as Shareholders of such additional one or more Series or Classes.

Section 3.7                                Constant Net Asset Value

. If the Trust or any Series or Class holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of outstanding Shares of the Trust or such Series or Class by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of the Trust or such Series or Class at a constant dollar amount.

ARTICLE IV

The Board of Trustees

Section 4.1                                Number, Election and Tenure
. The initial Trustees shall be the persons initially signing this Declaration of Trust. The number of Trustees shall be the number of persons so signing until changed by the Trustees, and the Trustees may fix the number of Trustees from time to time; provided that the number of Trustees shall at all times be at least one (1). Each Trustee shall serve during the continued lifetime of the Trust until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve as herein provided. Shareholders shall not be entitled to elect Trustees except as required by the 1940 Act. To the extent required by the 1940 Act, the Shareholders shall elect the Trustees on such dates as the Trustees may fix from time to time. Any Trustee may resign at any time by an instrument signed by him and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following the effective date of his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. In the event that after the proxy material has been printed for a meeting of Shareholders at which Trustees are to be elected any one or more nominees named in such proxy material dies or become incapacitated or is otherwise unable or unwilling to serve, the authorized number of Trustees shall be automatically reduced by the number of such nominees, unless the Board of Trustees prior to the meeting shall otherwise determine. Any Trustee may be removed by action of a majority of the Trustees with or without cause. Any Trustee may be removed with or without cause at any meeting of Shareholders by a vote of two-thirds of the total combined net asset value of all Shares of the Trust issued and outstanding. A meeting of Shareholders for the purpose of electing or removing one or more Trustees shall be called as provided in the By-Laws.

Section 4.2                                Effect of Death, Resignation, etc. of a Trustee
. The death, declination to serve, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever there shall be fewer than the designated number of Trustees, until additional Trustees are elected or appointed as provided herein to bring the total number of Trustees equal to the designated number, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As evidence of such vacancy, an instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a Trustee. In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then Trustees within a short period of time and without the opportunity for at least one Trustee being able to appoint additional Trustees to replace those no longer serving, the Trust’s Investment Manager(s) are empowered to appoint new Trustees subject to the provisions of Section 16(a) of the 1940 Act.

Section 4.3                                Powers
. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and the Trustees shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws providing for the regulation and management of the affairs of the Trust and may amend and repeal such By-Laws; enlarge or reduce their number and fill vacancies caused by enlargement of their number or by the death, declination to serve, resignation, retirement, removal or incapacity of a Trustee; elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and establish and terminate one or more committees consisting of one or more Trustees which may exercise the powers and authority of the Board of Trustees to the extent that the Trustees determine, including a committee consisting of fewer than all of the Trustees then in office, which may act for and bind the Trustees and the Trust, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any legal action, suit or proceeding, pending or threatened to be brought before any court, administrative agency or other adjudicatory body; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer or similar agent or a shareholder servicing agent, or both; provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters, or both, or otherwise, including pursuant to one or more distribution plans of any kind; set record dates for the determination of Shareholders with respect to various matters; establish a registered office and have a registered agent in the State of Delaware; and declare and pay dividends and distributions to Shareholders. The Trustees have the power to construe and interpret this Declaration of Trust and to act upon any such construction or interpretation. Any construction or interpretation of this Declaration of Trust by the Trustees and any action taken pursuant thereto and any determination as to what is in the interests of the Trust and the Shareholders made by the Trustees in good faith shall, in each case, be conclusive and binding on all Shareholders and all other Persons for all purposes. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Except as required by federal law including the 1940 Act, neither the Trustees nor any officer of the Trust shall owe any fiduciary duty to the Trust or any Series or Class or any Shareholder. Unless otherwise expressly provided herein or required by federal law including the 1940 Act, the Trustees shall act in their sole discretion and may take any action or exercise any power without any vote or consent of the Shareholders.

Without limiting the foregoing, the Trustees shall have the power and authority to cause the Trust (or to act on behalf of the Trust):

(a)           To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, mortgage, hypothecate, lease, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in, or dispose of, any form of property, including foreign currencies and related instruments and contracts for the future acquisition or delivery of fixed income or other securities, and securities of every nature and kind, including all types of bonds, debentures, stocks, warrants, time notes, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, reverse repurchase agreements, dollar rolls, convertible securities, forward contracts, options, futures contracts, swaps, other financial contracts or derivative instruments and securities issued by an investment company registered under the 1940 Act or any series thereof, bankers’ acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, any foreign government or any political subdivision of the U.S. Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in “when issued” contracts for any such securities, to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers, and privileges in respect of any of said instruments;

(b)           To purchase, sell and hold currencies and enter into contracts for the future purchase or sale of currencies, including forward foreign currency exchange contracts;

(c)           To sell, exchange or otherwise dispose of, lend, pledge, mortgage, hypothecate, lease, or write options (including, options on futures contracts) with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series;

(d)           To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(e)           To exercise powers and right of subscription or otherwise which in any manner arise out of ownership of securities;

(f)           To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form, or in its own name or in the name of a Trustee or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

(g)           To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(h)           To join with other security holders in acting through a committee, depository, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depository or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depository or trustee as the Trustees shall deem proper;

(i)           To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including claims for taxes;

(j)           To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(k)           To borrow funds or other property or otherwise obtain credit in the name of the Trust or Series exclusively for Trust (or such Series) purposes and in connection therewith issue notes or other evidence of indebtedness; and to mortgage, pledge or otherwise subject as security the Trust Property or any part thereof to secure any or all of such indebtedness, including the lending of portfolio securities;

(l)           To endorse or guarantee the payment, or undertake the performance, of any notes or other contracts, engagements or obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust Property or any part thereof to secure any of or all of such obligations;

(m)           To purchase and pay for entirely out of Trust Property, or the assets belonging to any appropriate Series, such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or Managers, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, investment adviser or Manager, Principal Underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

(n)           To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

(o)           To operate as and carry out the business of an investment company registered under the 1940 Act, and exercise all the powers necessary or appropriate to the conduct of such operations;

(p)           To employ one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as the Commission may permit as custodians of any assets of the Trust subject to any conditions set forth in this Declaration of Trust or in the By-Laws;

(q)           To establish separate and distinct Series with separately defined investment objectives and policies, distinct investment purposes and separate Shares representing beneficial interests in such Series, and to establish separate Classes of the Trust or any Series, all in accordance with the provisions of Article III;

(r)           To interpret the investment policies, practices or limitations of the Trust or any Series or Class;

(s)           To the fullest extent permitted by Section 3804 of the Delaware Act, to allocate assets and liabilities of the Trust to a particular Series, and liabilities to a particular Class, or to apportion the same between or among two (2) or more Series or Classes, as provided for in Article III;

(t)           To invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act (including investment by means of transfer of part or all of the Trust Property in exchange for an interest or interests in such one or more investment companies) all without any requirement of approval by Shareholders unless required by the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or of any other state) which is classified as a partnership for federal income tax purposes;

(u)           To declare and make distributions of income and capital gains to Shareholders;

(v)           To provide for separate classes, groups or series of Trustees with respect to any Series or Class or any Trust Property having such relative rights, powers and duties as the Trustees may determine;

(w)           To issue, sell, repurchase, redeem, cancel, retire, acquire, hold, resell, reissue, transfer, dispose of and otherwise deal in Shares pursuant to applicable federal law; to establish terms and conditions including any fees or expenses regarding the issuance, sale, repurchase, redemption, cancellation, retirement, acquisition, holding, resale, reissuance, disposition of or dealing in Shares; and, subject to Articles III and VI, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust or of any particular Series with respect to which such Shares are issued;

(x)           To enter into contracts of any kind and description and carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary or desirable to accomplish any purpose or to further any of the foregoing powers, and to take every other action incidental to the foregoing business or purposes, objects or powers; and

(y)           Subject to the 1940 Act, to engage in any other lawful act or activity in which a statutory trust organized under the Delaware Act may engage.

The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

Section 4.4                                Payment of Expenses by the Trust
. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, investment adviser or Manager, Principal Underwriter, auditors, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may, in their sole discretion, deem necessary or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with Section 3.6 hereof.

Section 4.5                                Payment of Expenses by Shareholders
. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Section 4.6                                Small Accounts
. The Trustees or their authorized agents may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Class, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of Shares held in, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may authorize the Trust to convert any such Shares in such account to Shares of another Series or Class (whether of the same or a different Series), or take any other such action with respect to minimum investment amounts as may be deemed necessary or appropriate by the Trustees or their authorized agents, in each case upon such terms as shall be established by the Trustees or their authorized agents.

Section 4.7                                Ownership of Assets of the Trust
. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine with the same effect as if such property were held in the name of the Trust. No creditor of any Trustee shall have any right to obtain possession, or otherwise exercise legal or equitable remedies with respect to, any Trust Property with respect to any claim against, or obligation of, such Trustee in its individual capacity and not related to the Trust or any Series or Class of the Trust. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, retirement, removal, declination to serve, incapacity, or death of a Trustee, he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

Section 4.8                                Service Contracts.
(a)           The Trust may enter into contracts with one or more Persons, to act as investment adviser, investment sub-adviser, manager, investment manager, administrator, sub-administrator or other agent, and as such to perform such functions as the Trustees may deem reasonable and proper, including, without limitation, investment advisory, management, research, valuation of assets, clerical and administrative functions, under such terms and conditions, and for such compensation, as the Trustees may deem advisable. The Trustees may also authorize any adviser or sub-adviser to employ one or more sub-advisers from time to time and any administrator to employ one or more sub-administrators from time to time, upon such terms and conditions as shall be approved by the Trustees.

(b)           The Trust may enter into a contract or contracts with one or more Persons to act as underwriters, distributors or placement agents whereby the Trust may either agree to sell Shares of the Trust or any Class to the other party or parties to the contract or appoint such other party or parties its sales agent or agents for such Shares and with such other provisions as the Trustees may deem reasonable and proper, and the Trust may from time to time enter into transfer agency, sub-transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may deem advisable.

All securities and cash of the Trust shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians or shall otherwise be held in accordance with the 1940 Act, to the extent applicable.

(c)           Any contract of the character described in this Section 4.8 may be entered into with any Person, including the investment adviser, any investment sub-adviser or an affiliate of the investment adviser or sub-adviser, although one or more of the Trustees, officers, or Shareholders of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, or otherwise interested in such contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom. The same Person may be a party to more than one contract entered into pursuant to this Section 4.8 and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.8.

(d)           The authority of the Trustees hereunder to authorize the Trust to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, novate, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Section 4.8 shall in no way be deemed to limit the power and authority of the Trustees as otherwise set forth in this Declaration of Trust to authorize the Trust to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

(e)           The Trustees are further empowered, at any time and from time to time, to contract with any Person to provide such other services to the Trust or one or more of the Series, as the Trustees determine to be in the best interests of the Trust and the applicable Series.

(f)           Any Shareholder, Trustee or officer of the Trust may lend money to, borrow money from, act as a surety, guarantor or endorser for, guarantee or assume one or more obligations of, provide collateral for, and transact other business with the Trust and, subject to applicable law, has the same rights and obligations with respect to any such matter as a Person who is not a Shareholder, Trustee or officer of the Trust.

Section 4.9                                Trustees and Officers as Shareholders
. Any Trustee, officer or agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell and cause to be issued and sold Shares to, and redeem such Shares from, any such Person or any firm or company in which such Person is interested, subject only to the general limitations contained herein relating to the sale and redemption of such Shares.

Section 4.10                                Determinations by Trustees

. The Trustees may make any determinations they deem necessary with respect to the provisions of this Declaration of Trust, including the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust or any Series or Class; the amount of the net income of the Trust or any Series or Class from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are to be treated as income and which as capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust or any Series or Class; the number of Shares of the Trust or any Series or Class issued or issuable; and the net asset value per Share.

Section 4.11                                Delegation by Trustees

. Subject only to any limitations required by federal law including the 1940 Act, the Trustees may delegate any and all powers and authority hereunder as they consider desirable to any officer of the Trust, to any committee of the Trustees, any committee composed of Trustees and other persons and any committee composed only of persons other than Trustees and to any agent, independent contractor or employee of the Trust or to any custodian, administrator, transfer or shareholder servicing agent, Manager, investment advisor or sub-advisor, Principal Underwriter or other service provider, provided that such delegation of power or authority by the Trustees shall not cause any Trustee to cease to be a Trustee of the Trust or cause such person, officer, agent, employee, custodian, transfer or shareholder servicing agent, Manager, Principal Underwriter or other service provider to whom any power or authority has been delegated to be a Trustee of the Trust. The reference in this Declaration of Trust to the right of the Trustees to, or circumstances under which they may, delegate any power or authority, or the reference in this Declaration of Trust to the authorized agents of the Trustees or any other Person to whom any power or authority has been or may be delegated pursuant to any specific provision of this Declaration of Trust, shall not limit the authority of the Trustees to delegate any other power or authority under this Declaration of Trust to any Person, subject only to any limitations under federal law including the 1940 Act.

ARTICLE V

Shareholders’ Voting Powers and Meetings

The Shareholders shall have power to vote only (i) for the election or removal of Trustees as and to the extent provided in Section 4.1, (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any registration of the Trust with the Commission (or any successor agency) or any state and (iii) as the Trustees may otherwise consider necessary or desirable in their sole discretion. Provisions relating to meetings, quorum, required vote, record date and other matters relating to Shareholder voting rights are as provided in the By-Laws.

ARTICLE VI

Net Asset Value, Distributions and Redemptions

Section 6.1                                Determination of Net Asset Value, Net Income, and Distributions
. Subject to applicable federal law including the 1940 Act and Section 3.6 hereof, the Trustees, in their sole discretion, may prescribe (and delegate to any officer of the Trust or any other Person or Persons the right and obligation to prescribe) such bases and time (including any methodology or plan) for determining the per Share or net asset value of the Shares of the Trust or any Series or Class or net income attributable to the Shares of the Trust or any Series or Class, or the declaration and payment of dividends and distributions on the Shares of the Trust or any Series or Class and the method of determining the Shareholders to whom dividends and distributions are payable, as they may deem necessary or desirable. Without limiting the generality of the foregoing, but subject to applicable federal law including the 1940 Act, any dividend or distribution may be paid in cash and/or securities or other property, and the composition of any such distribution shall be determined by the Trustees (or by any officer of the Trust or any other Person or Persons to whom such authority has been delegated by the Trustees) and may be different among Shareholders including differences among Shareholders of the same Series or Class.

Section 6.2                                Redemptions and Repurchases.
(a)           The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof as determined by the Trustees (or by such Person or Persons to whom such determination has been delegated), in accordance with any applicable provisions of this Declaration of Trust and applicable law, less any fees imposed on such redemption. Unless extraordinary circumstances exist, payment for said Shares shall be made by the Trust to the Shareholder within seven (7) days after the date on which the request is made in proper form. The obligation set forth in this Section 6.2 is subject to the provision that in the event that any time the New York Stock Exchange (the “Exchange”) is closed for other than weekends or holidays, or if permitted by the rules and regulations or an order of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the Trust or any applicable Series or to determine fairly the value of the net assets held with respect to the Trust or such Series or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees. In the case of a suspension of the right of redemption as provided herein, a Shareholder may either withdraw the request for redemption or receive payment based on the net asset value per Share next determined after the termination of such suspension, less any fees imposed on such redemption.

(b)           Subject to applicable federal law including the 1940 Act, the redemption price may in any case or cases be paid wholly or partly in kind if the Trustees determine in their sole discretion that such payment is advisable in the interest of the remaining Shareholders of the Trust or any applicable Series for which the Shares are being redeemed, and the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees in their sole discretion. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in kind.

(c)           The Trustees may require any Shareholder or group of Shareholders (including some or all of the Shareholders of any Series or Class) to redeem Shares for any reason as determined by the Trustees, in their sole discretion, including (i) the determination of the Trustees that direct or indirect ownership of Shares of the Trust or any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or to have the minimum investment required (which may vary by Series or Class), (iii) if the Share activity of the account or ownership of Shares by a particular Shareholder is deemed by the Trustees either to affect adversely the management of the Trust or any Series or Class or not to be in the best interests of the remaining Shareholders of the Trust or any Series or Class or (iv) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. Any such redemption shall be effected at the redemption price and in the manner provided in this Article VI.

(d)           The Shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other taxing authority.

(e)           Subject to applicable federal law including the 1940 Act, and except as otherwise determined by the Trustees, upon redemption, Shares shall no longer be deemed outstanding or carry any voting rights irrespective of whether a record date for any matter on which such Shares were entitled to vote had been set on a date prior to the date on which such Shares were redeemed. In making a determination as to whether redeemed Shares shall be deemed outstanding and carry any voting rights with respect to any matter on which such Shares were entitled to vote prior to redemption, subject to applicable federal law including the 1940 Act, the Trustees may, among other things, determine that Shares redeemed either before or after a date specified by the Trustees between the record date for such matter and the meeting date for such matter shall be deemed outstanding and retain voting rights, which determination may be made for any reason including that it would not be reasonably practicable to obtain a quorum if all of the Shares redeemed after the record date for such matter and before the voting date no longer were deemed outstanding and carried any voting rights.

ARTICLE VII

Compensation and Limitation of Liability of Trustees

Section 7.1                                Compensation
. Any Trustee, whether or not he or she is a salaried officer or employee of the Trust, may be compensated for his or her services as Trustee or as a member of a committee of Trustees or as chairman of a committee by fixed periodic payments or by fees for attendance at meetings, by both or otherwise, and in addition may be reimbursed for transportation and other expenses, all in such manner and amounts as the Board of Trustees may from time to time determine. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Section 7.2                                Limitation of Liability
. To the fullest extent permitted by law, a Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, advisor, sub-adviser or Principal Underwriter of the Trust.

All Persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Trust or any applicable Series that such Person extended credit to, contracted with or has a claim against, and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Section 7.3                                Trustee’s Good Faith Action, Expert Advice, No Bond or Surety
. The exercise in good faith by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. The Trustees may rely in good faith upon advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice; provided the Trustees shall be under no liability for failing to follow such advice. A Trustee shall be fully protected in relying in faith upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or other agent of the Trust, or by any other Person as to matters the Trustee reasonably believes are within such other Person’s professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Trust or any Series or Class, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Trust or any Series or Class or to make reasonable provision to pay such claims and obligations, or any other facts pertinent to the existence and amount of assets from which distributions to Shareholders or creditors of the Trust might properly be paid. The appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee's rights or entitlement to indemnification or advancement of expenses. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

Section 7.4                                Insurance
. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

Section 7.5                                Indemnification.
(a)           Subject to the exceptions and limitations contained in subsection (b) below:

(i)           every person who is, or has been, a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii)           as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b)           To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person:

(i)           who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii)           in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)           To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e)           To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section 7.5 shall be paid by the Trust and each Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this Section 7.5(e) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002, as amended from time to time, or for any other reason.

(f)           Any repeal or modification of this Article VII or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(g)           Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 7.5 and any advancement of expenses that any Covered Person is entitled to be paid under Section 7.5(e) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article VII; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable.

Section 7.6                                Further Indemnification

. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 8.3 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article VII.

Section 7.7                                Indemnification Of Shareholders
. If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series and satisfy any judgment thereon from the assets belonging to the Series.

ARTICLE VIII

Miscellaneous

Section 8.1                                Liability of Third Persons Dealing with Trustees
. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 8.2                                Termination of the Trust or Any Series or Class.
(a)           Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by the Trustees by written notice to the Shareholders. Any Series of Shares may be dissolved at any time by the Trustees by written notice to the Shareholders of such Series. Any Class may be terminated at any time by the Trustees by written notice to the Shareholders of such Class. Any action to dissolve the Trust shall be deemed to also be an action to dissolve each Series, and to terminate each Class.

(b)           In accordance with Section 3808 of the Delaware Act, upon the requisite action by the Trustees to dissolve the Trust or any one or more Series of Shares, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Trust or any applicable Series, ratably according to the number of Shares of the Trust or such Series held by the several Shareholders of the Trust or such Series on the date of distribution. Thereupon, the Trust and/or any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust and/or such Series shall be canceled and discharged. Upon the requisite action by the Trustees to terminate any Class, the Trustees may, to the extent they deem it appropriate, follow the procedures set forth in this Section 8.2(b) with respect to such Class that are specified in connection with the dissolution and winding up of the Trust or any Series of Shares. Alternatively, in connection with the termination of any Class, the Trustees may treat such termination as a redemption of the Shareholders of such Class effected pursuant to Section 6.2(c) of this Declaration of Trust provided that the costs relating to the termination of such Class shall be included in the determination of the net asset value of the Shares of such Class for purposes of determining the redemption price to be paid to the Shareholders of such Class (to the extent not otherwise included in such determination). In connection with the dissolution and liquidation of the Trust or any Series and in connection with the termination of any Class, the Trustees may provide for the establishment of a liquidating trust or similar vehicle.

(c)           Following completion of winding up of the Trust’s business, the Trustees shall cause a certificate of cancellation of the Trust’s Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee. Upon the filing of such certificate of cancellation, the Trust shall terminate, the Trustees shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust shall be canceled and discharged.

Section 8.3                                Reorganization and Master/Feeder.
(a)           Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder approval unless such approval is required by the 1940 Act, (i) cause the Trust to convert or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, limited liability companies, associations, corporations or other business entities created by the Trustees to accomplish such conversion, merger, reorganization or consolidation) so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, to the extent permitted by law, and that, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such conversion, merger, reorganization or consolidation, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act and that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Trust or any Series or Class to another Series or Class of the Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance), organized under the laws of the United States or of any state, commonwealth, possession or colony of the United States so long as such trust, partnership, limited liability company, association, corporation or other business entity is an open-end management investment company under the 1940 Act and, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act, for adequate consideration as determined by the Trustees that may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust or any affected Series or Class, and that may include Shares of such other Series or Class of the Trust or shares of beneficial interest, stock or other ownership interest of such trust, partnership, limited liability company, association, corporation or other business entity (or series thereof) or (v) at any time sell or convert into money all or any part of the assets of the Trust or any Series or Class. Any certificate of merger, certificate of conversion or other applicable certificate may be signed by any one (1) Trustee and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

(b)           Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 8.3 may effect any amendment to this Declaration of Trust or effect the adoption of a new governing instrument of the Trust if the Trust is the surviving or resulting entity in the merger or consolidation.

(c)           Notwithstanding anything else herein, the Trustees may, in their sole discretion and without Shareholder approval unless such approval is required by the 1940 Act, invest all or a portion of the Trust Property or the Trust Property of any Series, or dispose of all or a portion of the Trust Property or the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) (or subtrust thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause the Trust or any Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause the Trust or such Series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

Section 8.4                                Amendments
. This Declaration of Trust may be restated and/or amended at any time by (i) an instrument in writing signed by a majority of the Trustees then holding office or (ii) adoption by a majority of the Trustees then holding office of a resolution specifying the restatement and/or amendment. Any such restatement and/or amendment hereto shall be effective immediately upon such execution or adoption. No vote or consent of any Shareholder shall be required for any amendment to this Declaration of Trust except (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law including the 1940 Act, but only to the extent so required. The Certificate of Trust of the Trust may be restated and/or amended by any Trustee as necessary or desirable to reflect any change in the information set forth therein, and any such restatement and/or amendment shall be effective immediately upon filing with the Office of the Secretary of the State of Delaware or upon such future date as may be stated therein. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Article VII of this Declaration of Trust with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification and advancement referenced in Article VII of this Declaration of Trust with respect to any actions or omissions of Persons covered thereby prior to such amendment.

Section 8.5                                Filing of Copies, References, Headings, Rules of Construction
. The original or a copy of this Declaration of Trust shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this Declaration of Trust. In this Declaration of Trust, references to this Declaration of Trust, and all expressions such as “herein”, “hereof” and “hereunder”, shall be deemed to refer to this Declaration of Trust as a whole and not to any particular article or section unless the context requires otherwise. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Declaration of Trust. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This Declaration of Trust and any document, consent or instrument referenced in or contemplated by this Declaration of Trust or the By-Laws may be executed in any number of counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. To the extent permitted by the 1940 Act, (i) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the By-Laws that is to be executed by one or more Trustees may be executed by means of original, facsimile or electronic signature and (ii) any document, consent, instrument or notice referenced in or contemplated by this Declaration of Trust or the By-Laws that is to be delivered by one or more Trustees may be delivered by facsimile or electronic means (including e-mail), unless, in the case of either clause (i) or (ii), otherwise determined by the Trustees. The terms “include,” “includes” and “including” and any comparable terms shall be deemed to mean “including, without limitation.” Any reference to any statute, law, code, rule or regulation shall be deemed to refer to such statute, law, code, rule or regulation as amended or restated from time to time and any successor thereto.

Section 8.6                                Applicable Law.
(a)           The Trust is created under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. The Trust shall be a Delaware statutory trust pursuant to the Delaware Act, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to statutory trusts or actions that may be engaged in by statutory trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

(b)           Notwithstanding the first sentence of Section 8.6(a), there shall not be applicable to the Trust, the Trustees or this Declaration of Trust, the provisions of Section 3540 of Title 12 of the Delaware Code or any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

Section 8.7                                Provisions in Conflict with Law or Regulations.
(a)           The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provision is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), and the regulations thereunder, the Delaware Act or with other applicable federal laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

(b)           If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

Section 8.8                                Statutory Trust Only
. It is the intention of the Trustees to create a statutory trust pursuant to the Delaware Act. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to the Delaware Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

Section 8.9                                Derivative Actions
. In addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

(a)           The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this Section 8.9(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Delaware Act);

(b)           Unless a demand is not required under paragraph (a) of this Section 8.9, Shareholders eligible to bring such derivative action under the Delaware Act who collectively hold Shares representing ten percent (10%) or more of the total combined net asset value of all Shares issued and outstanding or of the Series or Classes to which such action relates if it does not relate to all Series and Classes, shall join in the request for the Trustees to commence such action; and

(c)           Unless a demand is not required under paragraph (a) of this Section 8.9, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

(d)           For purposes of this Section 8.9, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are “independent trustees” (as that term is defined in the Delaware Act). The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

Section 8.10                                Inspection of Records and Reports
. Every Trustee shall have the right at any reasonable time to inspect all books, records, and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents. No Shareholder shall have any right to inspect any account, book or document of the Trust that is not publicly available, except as conferred by the Trustees. The books and records of the Trust may be kept at such place or places as the Board of Trustees may from time to time determine, except as otherwise required by law.

Section 8.11                                Jurisdiction and Waiver of Jury Trial
. In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Declaration of Trust or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and all Shareholders and other such Persons hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum and further, IN CONNECTION WITH ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN THE SUPERIOR COURT IN THE STATE OF DELAWARE, ALL SHAREHOLDERS AND ALL OTHER SUCH PERSONS HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW. All Shareholders and other such Persons agree that service of summons, complaint or other process in connection with any proceedings may be made by registered or certified mail or by overnight courier addressed to such Person at the address shown on the books and records of the Trust for such Person or at the address of the Person shown on the books and records of the Trust with respect to the Shares that such Person claims an interest in. Service of process in any such suit, action or proceeding against the Trust or any Trustee or officer of the Trust may be made at the address of the Trust’s registered agent in the State of Delaware. Any service so made shall be effective as if personally made in the State of Delaware.

IN WITNESS WHEREOF, the Trustees named below do hereby make and enter into this Agreement and Declaration of Trust of [Fund Name] as of the date first written above.

[Name of Trustee]
As Trustee and not individually

[Name of Trustee]
As Trustee and not individually

[Name of Trustee]
As Trustee and not individually

4571401

Schedule A

[Fund Name]

Classes of Shares
Class __ Class __ Class __ Class __ Class __ Class __

Agreement and Declaration of Trust

of

[Fund Name]
a Delaware Statutory Trust

Principal Place of Business:

6803 South Tucson Way,

Centennial, Colorado 80112-3924

APPENDIX I

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of this      day of             , 20     by and between [Name of Fund], a [state and form of organization] (the “Fund”), and [Name of Delaware statutory trust], a Delaware statutory trust (the “DE Trust”) (the Fund and the DE Trust are hereinafter collectively referred to as the “parties”).

In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.    Plan of Reorganization.

a. Upon satisfaction of the conditions precedent described in Section 3 hereof, the Fund will convey, transfer and deliver to the DE Trust at the closing provided for in Section 2 (hereinafter referred to as the “Closing”) all of the Fund’s then-existing assets (the “Assets”). In consideration thereof, the DE Trust agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the “Liabilities”), such Liabilities to become the obligations and liabilities of the DE Trust; and (ii) to deliver to the Fund in accordance with paragraph (b) of this Section 1, full and fractional shares of each series and class of shares of beneficial interest, without par value, of the DE Trust, equal in number to the number of full and fractional shares of the corresponding series and class of shares of [beneficial interest/common stock] of the Fund outstanding at the time of calculation of the Fund’s net asset value (“NAV”) on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (“Code”). The Fund shall distribute to the Fund’s shareholders the shares of the DE Trust in accordance with this Agreement and the resolutions of the Board of [Trustees/Directors] of the Fund (the “Board of [Trustees/Directors]”) authorizing the transactions contemplated by this Agreement.

b. In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the corresponding series and class of the DE Trust equal to the number of full and fractional shares of [beneficial interest/common stock] such shareholder holds in the corresponding series and class of the Fund at the time of calculation of the Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization. At the time of calculation of the Fund’s NAV on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each series and class of shares of the DE Trust shall be deemed to be the same as the net asset value per share of each corresponding series and class of shares of the Fund. On the Effective Date of the Reorganization, each share of a series and class of the Fund will be deemed to represent the same number of shares of the corresponding series and class of the DE Trust. Simultaneously with the crediting of the shares of the DE Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholders shall be cancelled. Each shareholder of the Fund will have the right to deliver their share certificates of the Fund to the DE Trust in exchange for shares of the DE Trust. However, a shareholder need not deliver such certificates to the DE Trust unless the shareholder so desires.

c. As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under [Massachusetts/Maryland] law to effect a complete dissolution of the Fund.

d. The expenses of entering into and carrying out this Agreement will be borne by OFI and the Fund, with 35% and 65% borne by each, respectively.

2.    Closing and Effective Date of the Reorganization.

The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE Trust in exchange for the assumption and payment, when due, by the DE Trust, of the Liabilities of the Fund; and (ii) the issuance and delivery of the DE Trust’s shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. Subject to receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, the Closing shall occur on such date as the officers of the parties may mutually agree (“Effective Date of the Reorganization”).

3.    Conditions Precedent.

The obligations of the Fund and the DE Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

a. Such authority and orders from the U.S. Securities and Exchange Commission (the “Commission”) and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

b. (i) One or more post-effective amendments to the Fund’s Registration Statement on Form N-1A (“Registration Statement”) under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), containing such amendments to such Registration Statement as are determined under the supervision of the Board of [Trustees/Directors] to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the DE Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Fund’s Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act (“Form N-8A”) reflecting the change in name and legal form of the Fund to a Delaware statutory trust shall have been filed with the Commission and the DE Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

c. Each party shall have received an opinion of K&L Gates to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the [Commonwealth of Massachusetts/State of Maryland and] the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to K&L Gates, the reorganization contemplated by this Agreement qualifies as a “reorganization” under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the DE Trust or the shareholders of the Fund or the DE Trust;

d. The shares of the DE Trust are eligible for offering to the public in those states of the United States in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the DE Trust of the shares contemplated by this Agreement to be consummated;

e. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of [Trustees/Directors] and the shareholders of the Fund;

f. The shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of each series of the DE Trust, to:

(i)	Elect as Trustees of the DE Trust the following individuals: [list Board members];

(ii)
Approve an Investment Advisory Agreement between OppenheimerFunds, Inc. (the “Investment Adviser”) and the DE Trust, which is substantially the same, with any such changes as approved by shareholders of the Fund, as the then-current Investment Advisory Agreement between the Investment Adviser and the Fund;

(iii)	Approve, if applicable, a Subadvisory Agreement between the Investment Adviser and a Sub-Adviser, substantially in the form approved by shareholders of the Fund; and

(iv)
Approve Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act for applicable share classes and series of the DE Trust that are substantially the same as the Plans of Distribution of the Fund and its series.

g. The Trustees of the DE Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby, including authorization of the issuance and delivery by the DE Trust of shares of the DE Trust on the Effective Date of the Reorganization and the assumption by the DE Trust of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement, and shall have taken the following actions at a meeting duly called for such purposes:

(i)	Approval of the Investment Advisory Agreement described in paragraph (f)(ii) of this Section 3 between the Investment Adviser and the DE Trust;

(i)	Approval of any Subadvisory Agreement described in paragraph (f)(iii) of this Section 3 between the Investment Adviser and a Subadvisor;

(iii)	Approval of the assignment to the DE Trust of the custody agreement(s), as amended to date, between [Custodian] and the Fund;

(iv)	Selection of [Auditor] as the DE Trust’s independent registered public accounting firm for the current fiscal year;

(v)	Approval of a principal underwriting agreement between the DE Trust and OppenheimerFunds Distributor, Inc. in substantially the same form as the Fund’s then current agreement;

(vi)
Approval of plans of distribution by the DE Trust pursuant to Rule 12b-1 under the 1940 Act for each relevant class of shares in substantially the same form as the then current plans for shares of the Fund;

(vii)	Approval of the multiple class plan pursuant to Rule 18f-3 in substantially the same form as the Fund’s then current plan;

(viii)
[Authorization of the issuance by the DE Trust of one share of each series of the DE Trust to the Fund in consideration for the payment of $1.00 for each such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph (f) of this Section 3, and the subsequent redemption of such shares, all prior to the Effective Date of the Reorganization;]

(ix)	Submission of the matters referred to in paragraph (f) of this Section 3 to the Fund as sole shareholder of each series of the DE Trust; and

At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Boards of [Trustees/Directors] of the Fund and the DE Trust, if, in the judgment of such Boards, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Fund and the DE Trust under this Agreement.

4.    Dissolution of the Fund.

Promptly following the Closing, the officers of the Fund shall take all steps necessary under [Massachusetts/Maryland/Delaware] law to dissolve its [business trust/corporate] status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the [Commonwealth of Massachusetts/State of Maryland/State of Delaware], and filing for record with the Secretary of the [the Commonwealth of Massachusetts of a Certificate of Termination][State of Maryland of Articles of Dissolution][State of Delaware of a Certificate of Dissolution].

5.    Termination.

The Board of [Trustees/Directors] of the Fund may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.    Entire Agreement.

This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.    Further Assurances; Other Agreements.

The Fund and the DE Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

The parties acknowledge and agree that this Agreement has been made and executed on behalf of the Fund and the DE Trust and is not executed or made by the officers or [Trustees/Directors] of the Fund or the DE Trust individually, but only as officers and [Trustees/Directors] under the Fund’s charter or the DE Trust’s Agreement and Declaration of Trust, respectively, and that the obligations of the Fund and the DE Trust hereunder are not binding upon any of the [Trustees/Directors], officers or shareholders of the Fund or the DE Trust individually, but bind only the estate of the Fund or the DE Trust, as appropriate.

8.    Closing and Effective Date of the Reorganization.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.    Governing Law.

This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the Fund and the DE Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf as of the day and year first-above written.

[Name of Fund]
(a state and form of organization)
By:
Name:
Title:

[Name of Fund]
(a state and form of organization)
By:
Name:
Title:

APPENDIX J

Summary Comparison of Governing Documents and State Law

Each Fund is currently organized as either a Massachusetts business trust (a “MA Trust”) or a Maryland corporation (a “MD Corporation”). With the exceptions of Equity Fund, Inc. and Main Street Fund, Inc., each Fund is organized as a MA Trust.  Equity Fund, Inc. and Main Street Fund, Inc. are MD Corporations. The following is a discussion of certain principal differences between the governing documents of the MA Trusts, the MD Corporations and the Delaware statutory trust (a “DE Trust”) into which it is proposed that each will be reorganized, and the state laws governing the Funds and the DE Trusts. The following is not a complete description of the governing documents or state laws. Further information about the Funds’ current organizational structure is contained in each Fund’s prospectus and governing documents and in applicable state law.

The MA Trusts are Massachusetts business trusts (a “MBT”). A MBT is an unincorporated business association referred to in Chapter 182 of the Massachusetts General Laws (the “Massachusetts Statute”). The MA Trusts’ operations are governed by their declarations of trust (the “MA Declarations”) and their by-laws (the “MA By-Laws”), as they may have been amended from time to time.

The MD Corporations are incorporated under the Maryland General Corporation Law (the “Maryland Statute”). The MD Corporations’ operations are governed by their articles of incorporation (the “MD Articles”) and their by-laws (the “MD By-Laws”), as they may have been amended from time to time.

This discussion is qualified in its entirety by reference to the DE Trust’s Agreement and Declaration of Trust included as Appendix H to this Joint Proxy Statement.  Additionally, the discussion of each MA Trust or MD Corporation is qualified in its entirety by reference to such Fund’s MA Declaration and MA By-Laws, or MD Articles and MD By-Laws, as incorporated by reference in each such Fund’s registration statement.

Organization and Capital Structure

The business and affairs of each MA Trust are managed under the supervision of its Board of Trustees. The shares of beneficial interest in the MA Trusts have a par value of $.001 per share and the MA Declarations authorize the issuance of an unlimited number of shares, which may be divided into separate and distinct series or classes. These series and classes have the rights, powers and duties set forth in the MA Declarations or as specified in resolutions of the MA Trust’s Board of Trustees.

The business and affairs of each MD Corporation are managed under the supervision of its Board of Directors. The shares of common stock issued by Equity Fund, Inc. have a par value of $.10 per share. The shares of common stock issued by Main Street Fund, Inc. have a par value of $.01 per share. Each of the MD Articles authorizes a specified number of shares, which the MD Corporation’s Board of Directors may increase or decrease by supplementing the MD Articles. Each MD Corporation’s shares may be classified by the Board into separate and distinct series and/or classes.

Each DE Trust is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). Like a MA Trust, a DE Trust’s operations are governed by its agreement and declaration of trust (the “DE Trust’s Declaration”) and its by-laws (the “DE Trust’s By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees. The Trust’s shares of beneficial interest are issued without par value as determined by the Board of Trustees, and the DE Trust’s Declaration authorizes the issuance of an unlimited number of shares, which may be divided into separate and distinct series or classes. These series and classes will have the rights, powers and duties set forth in the DE Trust’s Declaration or as specified in resolutions of the DE Trust’s Board of Trustees. The DE Trust’s series and classes will be identical to those of the corresponding Fund.

Governing Law

The Massachusetts Statute is essentially an enabling statute and therefore is silent on many of the significant features of MBTs. Thus, the law that governs disputes arising out of a MBT’s governing documents is largely a body of common law that has emerged over many years and is uncertain in many areas.

The Maryland Statute is a corporate statute which imposes requirements upon corporations organized in that state. Under the Maryland Statute, certain corporate actions, such as mergers, certain reorganizations, charter amendments and dissolution, are subject to mandatory stockholder votes. The Maryland Statute also has specific requirements relating to record dates, notice, quorum and adjournment for stockholder meetings.

The Delaware Act allows for a statutory trust to be governed by its governing documents, but also provides specified default provisions. Moreover, to the extent provisions in the DE Trust’s Declaration and By-Laws are addressed by rules and principles established under Delaware corporation law and the Delaware law governing other business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other law to help interpret provisions of the DE Trust’s Declaration and By-Laws. Applying this body of law to the operation of the DE Trusts should prove beneficial because it is extensively developed and business-oriented. In addition, Delaware’s Court of Chancery is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the DE Trusts. These legal advantages make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

Meetings of Shareholders and Voting Rights

Neither the MA Declarations nor the MA By-Laws require the MA Trusts to hold an annual meeting of shareholders. Rather, the MA Trusts’ Boards of Trustees decide whether and when shareholder meetings to elect trustees will be held. The MA By-Laws provide that shareholders entitled to vote at a meeting of shareholders shall be given notice of any shareholders’ meeting. The MA By-Laws also provide that the Board of Trustees may fix a record date for a shareholders’ meeting.

Certain of the MA By-Laws provide for different quorum requirements depending if a proposal is to elect trustees or for any other question, generally stating that a quorum to elect trustees is 50% of the shares of the MA Trust issued and outstanding and entitled to vote.  Quorum and voting requirements for each specific MA Trust are outlined in Appendix L to this Proxy Statement.  The MA Declarations provide that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. All shares of the MA Trusts entitled to vote on a matter vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the Investment Company Act, only the shareholders of the affected series or classes are entitled to vote on the matter. When a quorum is present at a meeting, a majority of the shares voted decide any questions and a plurality of votes elect a trustee, except when a larger vote is required by any provision of the MA Trusts’ governing documents or by applicable law.  Certain of the MA Declarations generally provide that shareholders have the power to vote on only: (a) the election of trustees when that issue is submitted to shareholders, or removal of trustees to the extent and as provided by the MA Declaration, (b) certain material amendments to the MA Declaration, (c) certain transactions with respect to the sale and conveyance of all or substantially all the assets of that series or class, as may be provided in the MA Declaration, (d) to the same extent as the shareholders of a Massachusetts business corporation, as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the MA Trust, any series or class, or the shareholders, (e) with respect to those matters relating to the MA Trust as may be required by the Investment Company Act or required by law, by the MA Declaration or By-Laws, or any registration statement of the MA Trust filed with the SEC or any state, or as the Board of Trustees may consider desirable, and (f) with respect to any other matter as to which the Board of Trustees, in its sole discretion, shall submit to the shareholders. There is no cumulative voting in the election of trustees under the MA Declarations.

Neither the MD Articles nor the MD By-Laws require a MD Corporation to hold an annual meeting of stockholders to elect directors. Each of the MD By-Laws provide that a stockholders’ meeting must be held when the election of directors by stockholders is required under the Investment Company Act, or at other times as may be determined by the MD Corporation’s Board of Directors.

The By-Laws for Equity Fund, Inc. and Main Street Funds, Inc. provide that presence in person or by proxy of the holders of record of one-third of the shares of capital stock of the Corporation outstanding and entitled to vote thereat constitute a quorum at any meeting of the stockholders; provided however, that if any action to be taken by the stockholders at a meeting requires an affirmative vote of a majority, or more than a majority, of the shares outstanding and entitled to vote, then in such event the presence in person or by proxy of the holders of a majority of the shares outstanding and entitled to vote at such a meeting shall constitute a quorum for all purposes. Each stockholder of a MD Corporation is entitled to one vote for each full share of stock that they hold, and a proportionate fractional vote for each fractional share of stock that they hold. Each of the MD Articles also provides that stockholders of a particular series or class have exclusive voting rights with respect to any matter submitted to a vote of stockholders that affects only the holders of that series or class, in accordance with applicable law. Each of the MD By-Laws provides that, in addition to those matters upon which stockholders are entitled to vote under applicable law, stockholders have the power to vote on any matter submitted to a vote of stockholders by the Board of Directors. With respect to Main Street Funds, Inc., subject to any legal requirements for a different vote, in all matters other than the election of directors, stockholders may approve a proposal by a majority of the votes cast and directors are elected by a plurality of the votes cast. With respect to Equity Fund, Inc., all questions at a meeting, including the election of directors, are decided by a majority of the votes cast, except as otherwise provided in the MD Articles or By-Laws or by specific statutory provision superseding the restrictions and limitations contained in the MD Articles or By-Laws.

Neither the Delaware Act, the DE Trust’s Declaration nor the DE Trust’s By-Laws require annual meetings of shareholders to elect trustees. The DE Trust’s Declaration authorizes the calling of a shareholders’ meeting by the chairman of the Board or the trustees to take action on any matter deemed necessary or desirable by the Board of Trustees. The DE Trust’s Declaration provides that provisions relating to meetings, quorum, required vote, record date and other matters relating to shareholder voting rights are as provided in the By-Laws.

The DE Trust’s By-Laws provide that shareholders shall be given notice of a shareholders’ meeting [at least ten business days before the meeting (or such other number of days as the Board of Trustees shall determine) and that a shareholders’ meeting may be postponed or adjourned to a later date.  No notice of adjournment need be given to shareholders if the time and place at which the adjourned meeting will be held are announced at the meeting of which the adjournment is taken.. The DE Trust’s By-Laws also provide that the Board of Trustees may fix a record date for a shareholders’ meeting that is not more than 120 days prior to such meeting (or such other number of days as the Board of Trustees shall determine).

The DE Trust’s By-Laws provide that one-third of the outstanding shares of the DE Trust (or a series or class, as applicable), entitled to vote at a meeting, which are present in person or represented by proxy, constitute a quorum at the meeting, except when there is a legal requirement under federal law for a larger quorum. The DE Trust’s By-Laws provide that each full share of the DE Trust is entitled to one vote and each fractional share is entitled to a fractional vote. All shares of the DE Trusts entitled to vote on a matter vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the Investment Company Act, only the shareholders of the affected series or classes are entitled to vote on the matter. Subject to any legal requirements under federal law for a different vote, in all matters other than the election of trustees, shareholders may approve a proposal by a majority of the votes cast. Trustees are elected by a plurality of the votes cast. Where a separate vote by series or class is required, these voting requirements apply to those separate votes. The DE Trust’s Declaration provides that a DE Trust’s shareholders have the right to vote only (i) for the election or removal of trustees as and to the extent provided in the Declaration, (ii) with respect to such additional matters relating to the DE Trust as may be required by federal law including the Investment Company Act, or any registration statement of the DE Trust filed with the SEC (or any successor agency) or any state and (iii) as the Board of Trustees may otherwise consider necessary or desirable in its sole discretion. There is no cumulative voting for any matter.

Liability of Shareholders

The Massachusetts Statute does not address the personal liability of the beneficial owners of an MBT for the debts and obligations of the MBT. The MA Declarations generally provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of the MA Trust or the acts, obligations or affairs of the MA Trust. The MA Declarations generally provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of the MA Trust, he or she shall not be held to any personal liability.

The Maryland Statute provides that a stockholder of a Maryland corporation is not obligated to the corporation or its creditors with respect to the stock, except to the extent that the consideration for the stock has not been fully paid or liability is otherwise imposed by the Maryland Statute. Neither the MD Articles nor the MD By-Laws contain specific provisions with regard to the personal liability of stockholders of a MD Corporation.

Consistent with the Delaware Act, the DE Trust’s Declaration provides that no DE Trust shareholder, as such, shall be subject to any personal liability whatsoever to any person extending credit to, contracting with or having any claim against the Trust.

Liability Among Series

The Massachusetts Statute does not address series or class liability with respect to multi-series or multi-class MBTs. The MA Declarations provide that the assets and liabilities of a particular series shall be separate from any other series. The MA Declarations generally require that all persons extending credit to, contracting with, or having any claim against a particular series of a MA Trust shall look only to the assets of that particular series for payment of the credit, contract or claim.

The Maryland Statute provides that, in the case of a Maryland corporation registered as an investment company under the Investment Company Act that has established multiple series or classes of stock, liabilities of a particular series or class are only enforceable against the assets of that series or class, and not against the assets of the corporation generally or any other series or class of stock. Each of the MD Articles, as applicable, establishes particular series and classes of stock and generally provides that the allocation of assets and liabilities among such series or classes of the MD Corporation will be determined by the Board of Directors in accordance with the provisions of the MD Articles and applicable law.

The Delaware Act provides that, except to the extent otherwise provided in the governing instrument of a statutory trust, where the statutory trust is a registered investment company under the Investment Company Act, any class or series of beneficial interests established by its governing instrument shall be a class or series preferred as to distribution of assets or payment of dividends over all other classes or series in respect to assets specifically allocated to that class or series. The DE Trust’s Declaration provides that each series of a DE Trust shall be separate and distinct from any other series of the DE Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the DE Trust or any other series.

Dividends and Distributions

The MA Declarations provide that each shareholder of a series is entitled to receive the series’ distributions of income and capital gains in the manner, at the time and on the terms set by that Fund’s Board of Trustees.

Each of the MD Articles provides that dividends and distributions may be paid to stockholders of each series or class, as applicable, of a MD Corporation in such amounts as may be declared from time to time by the Board of Directors.

The DE Trust’s Declaration provides that the shareholders of any series or class of a DE Trust shall be entitled to receive dividends and distributions when, if and as declared by its Board of Trustees, and that the right of the DE Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the DE Trust’s Board of Trustees pursuant to the Investment Company Act. For all Funds and the DE Trusts, dividends and distributions may be paid in cash or in kind, and the respective Boards may retain such amounts as they may deem necessary or desirable for the conduct of the Funds’ or the DE Trusts’ affairs.

Election of Trustees; Tenure; Removal

The MA Declarations provide that, except in the event of death, resignation, removal, adjudicated incompetence or other incapacity, each MA Trust trustee holds office until his or her successor is elected and qualified.

Each of the MD Articles and/or By-Laws provides that each director of a MD Corporation serves until the director’s successor is duly elected and qualified, except in the event of the director’s death, resignation, or removal . Each of the MD Articles and/or By-Laws provides that directors may be removed with or without cause by a vote of the stockholders.

Under the DE Trust’s Declaration, each trustee of the DE Trust holds office during the existence of the DE Trust and until its termination unless the trustee dies, resigns, is removed, retires or is otherwise incapacitated. Under the DE Trust’s Declaration, any trustee may be removed, with or without cause, by the vote of two-thirds of the total combined net asset value of all shares of the DE Trust at any meeting called for that purpose or with or without cause by action of a majority of the trustees of the DE Trust.

There is no cumulative voting for the election of trustees of any of the Funds or the DE Trusts. The governing instruments for each of the Funds and the DE Trusts provide a mechanism for the respective Boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

The Massachusetts Statute does not address the personal liability of the trustees of an MBT. The MA Declarations provide that no trustee, officer, employee or agent of a MA Trust shall be subject to any personal liability for any action or failure to act, except that the trustees are not protected from any liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of their office (“Disabling Conduct”). Each MA Declaration provides that claimants may only look to the property of the MA Trust for satisfaction of claims arising in connection with the affairs of the MA Trust. It further provides that if any trustee, officer, employee or agent of the MA Trust is made a party to any suit or proceeding to enforce any such claim, he or she shall not be held to any personal liability.

The MA Declarations provide that every person who is, or has been, a trustee or officer of a MA Trust shall be indemnified by the MA Trust to the fullest extent permitted by law. This indemnification covers all liability and expenses reasonably incurred or paid in connection with any proceeding in which he or she becomes involved because of being or having been a trustee or officer. The MA Declarations further provide, however, that no indemnification shall be provided to a trustee or officer for any liability to a MA Trust or the shareholders arising from Disabling Conduct and no indemnification shall be made unless a determination has been made by reasonable and fair means that the person has not engaged in Disabling Conduct.

The Maryland Statute provides that a director of a Maryland corporation who performs his or her duties in accordance with certain standards of conduct is generally immune from liability. The standards of conduct set forth in the Maryland Statute provide that a director shall perform his or her duties: (1) in good faith; (2) in a manner he or she reasonably believes to be in the best interests of the corporation; and (3) with the care that an ordinarily prudent person in a like position would use under similar circumstances.

The By-Laws of Equity Fund, Inc., and the MD Articles of Main Street Funds, Inc. provide that to the fullest extent permitted by the applicable law, no director or officer shall be liable to the MD Corporation or its stockholders for money damages; provided, however, that nothing in the MD Articles shall be construed to protect any director or officer of the MD Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Each of the MD Articles and/or By-Laws provides that a MD Corporation shall indemnify its directors, officers and representatives to the extent permitted by law. The Maryland Statute authorizes indemnification of directors and officers of a Maryland corporation with regard to any threatened, pending or completed legal action, suit or proceeding. Under the Maryland Statute, indemnification is mandatory if a director or officer has been successful on the merits or otherwise in the defense of any proceeding covered by the Maryland Statute. Mandatory indemnification covers all reasonable expenses incurred. Under the Maryland Statute, indemnification is permissive unless it is established that: (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of a criminal proceeding, the director or officer had reasonable cause to believe his or her conduct was unlawful. However, if the proceeding was a derivative action, no indemnification will be made if the individual is adjudged to be liable to the corporation unless approved by a court, in which case indemnification is limited to expenses.

The Delaware Act provides that, subject to such standards and restrictions, if any, as are set forth in the governing instrument of a statutory trust, a statutory trust shall have the power to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. The DE Trust’s Declaration provides that any person who is or was a trustee, officer, employee or other agent of the DE Trust shall be entitled to protection against personal liability for the obligations of the DE Trust, except for the person’s own willful misconduct and bad faith.  It further provides that these persons shall not be responsible or liable for any act or failure to act of any other agent of the DE Trust or the DE Trust’s investment adviser or principal underwriter to the fullest extent that limitations of liability are permitted by law.

The DE Trust’s Declaration requires it to indemnify, to the fullest extent permitted under applicable law, each of its trustees, former trustees and officers, and provides that it may indemnify its employees and agents, against all liabilities and expenses actually and reasonably incurred in connection with defense or disposition of any action, suit or other proceeding. It provides that, to the extent required under the Investment Company Act of 1940, there shall be no indemnification for any action, suit or other proceeding brought by reason of a person’s own Disabling Conduct.

Preemptive, Dissenter’s and Other Rights

The MA Declarations provide that the MA Trusts’ shareholders are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Each of the MD Articles provides that no stockholder of the MD Corporation will be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of securities of the MD Corporation.

The DE Trust’s Declaration provides that no shareholder shall have any preemptive or other right to subscribe for new or additional shares or other securities issued by the DE Trust or any series thereof and, under the Delaware Act, shareholders shall have no right to demand payment for their shares or any other rights of dissenting shareholders in a transaction that normally gives rise to such rights.

Amendments to Organizational Documents

The MA Declarations generally may be amended by a vote of a majority of the outstanding shares. Certain of the MA Declarations permit the Board of Trustees to amend a MA Trust’s Declaration without the need for a shareholder vote; other MA Declarations permit the Board of Trustees, without the vote or consent of the shareholders, to amend or otherwise supplement the MA Declaration except that a majority vote of shareholders is required for any amendment to certain sections of the MA Declaration that would change shareholder voting powers, shareholder indemnification, the provisions requiring shareholder approval for certain sale transactions, and the amendment provision itself. The MA By-Laws may be amended or repealed, or new by-laws may be adopted, by the vote of shareholders or a majority of a MA Trust’s Board of Trustees. However, the MA By-Laws may not be amended, adopted or repealed by the trustees if there is a legal requirement for a vote of shareholders.

Each of the MD Articles may be amended or supplemented at any time by a vote of a majority of a MD Corporation’s Board of Directors and, if legally required, by approval of an amendment by stockholders. Each of the MD By-Laws may be amended, or new by-laws may be adopted, by a vote of the majority of the MD Corporation’s Board of Directors. Each of the MD By-Laws also provides that it may be amended by a vote of the majority of the shares of stock of the MD Corporation cast at a meeting of the stockholders of the MD Corporation.

The DE Trust’s Declaration may be restated and/or amended at any time by (i) an instrument in writing signed by a majority of the trustees then holding office or (ii) adoption by a majority of the trustees then holding office of a resolution specifying the restatement and/or amendment. Any such restatement and/or amendment will be effective immediately upon such execution or adoption. No vote or consent of any shareholder is required for any amendment to the DE Trust’s Declaration except (i) as determined by the trustees in their sole discretion or (ii) as required by federal law including the Investment Company Act, but only to the extent so required.

Inspection Rights

The MA Declarations generally provide that the records of the MA Trusts shall be open for inspection by shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation.

A stockholder of a MD Corporation may, during normal business hours, inspect and copy the by-laws, minutes, annual reports and certain other corporate documents on file at the MD Corporation’s principal office. In addition, the Maryland Statute provides that any person who has held at least 5% of any class of a corporation’s stock for at least six months is entitled to request certain other documents relating to the corporation’s affairs. The corporation shall prepare and make such information available within 20 days after a qualifying stockholder request is made.

The DE Trust’s Declaration provides that no shareholder shall have any right to inspect any account, book or document of the DE Trust that is not publicly available, except as conferred by the Board of Trustees.

Dissolution and Termination

Certain of the MA Declarations generally provide that the MA Trust or any of its series may be terminated by the affirmative vote of a majority of the shareholders of the MA Trust or series, as applicable. Certain other of the MA Declarations generally provide that the MA Trust or any of its series or classes may be terminated by the affirmative vote of a majority of the Board of Trustees. After termination of the MA Trust or any series and any final distribution to shareholders, the Board of Trustees must wind up the affairs of the MA Trust or series.

Each of the MD Articles provides that the duration of the MD Corporation shall be perpetual. Under the Maryland Statute, a majority of the board of directors of a Maryland corporation must adopt a resolution declaring that the dissolution is advisable and the dissolution must be approved by stockholders. In addition, the Maryland Statute provides that stockholders of a corporation entitled to cast at least 25 percent of all the votes that may be cast in the election of directors may petition a court of equity for an involuntary dissolution of the corporation on the grounds that the directors are so divided respecting the management of the corporation’s affairs that the votes required for action cannot be obtained, or that the stockholders are so divided that directors cannot be elected.

Under the DE Trust’s Declaration, a DE Trust, or one of its series or classes, may be dissolved (or terminated in the case of classes) by the Board of Trustees at any time by written notice to the DE Trust’s, series’ or class’ shareholders. The DE Trust’s Declaration provides that when the DE Trust or one of its series has dissolved, its Board of Trustees shall pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured. The DE Trust’s Declaration further provides that any remaining assets of the dissolved DE Trust or series shall be distributed to the shareholders of the DE Trust or series, as applicable, ratably according to the number of outstanding shares of the DE Trust or series held of record by the shareholders on the dissolution distribution date.

Derivative Actions

Certain of the MA Declarations contain specific provisions with respect to derivative actions, while others do not address derivative actions. Generally, with respect to those MA Trusts that address derivative actions, no shareholder may bring a derivative action unless the specific conditions and procedure outlined in the MA Declaration are met and followed. Under these provisions, no derivative action may be brought unless (i) each complaining shareholder was a shareholder of the MA Trust and of any class on behalf of or in the right of which the derivative action is proposed to be brought (the “affected class”) at the time of the action or failure to act complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time; (ii) each complaining shareholder was a shareholder of the MA Trust and of any affected class at the time the demand required by the following clause was made; (iii) prior to the commencement of such derivative action, the complaining shareholders have made a written demand on the Board of Trustees requesting that the Board cause the MA Trust to file the action itself on behalf of the MA Trust or the affected class (a "demand"), which demand (A) must be executed by or on behalf of no fewer than five complaining shareholders, each of whom shall be unaffiliated and unrelated (by blood or by marriage) to any other complaining shareholder executing such written demand and (B) shall include at least the following: (1) a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief sought; (2) a statement to the effect that the complaining shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated shareholders in enforcing the right of the MA Trust or the affected class and an explanation of why the complaining shareholders believe that to be the case; (3) a certification that the requirements of clauses (i) and (ii) above been met, as well as information reasonably designed to allow the Board of Trustees to verify that certification; (4) a list of all other derivative or class actions in which any of the complaining shareholders is or was a named plaintiff, the court in which such action was filed, the date of filing, the name of all counsel to any plaintiffs and the outcome or current status of such actions; (5) a certification of the number of shares of the MA Trust and each affected class owned beneficially or of record by each complaining shareholder at the time set forth in clauses (i), (ii) and (iii) above and an undertaking that each complaining shareholder will be a shareholder of the MA Trust or the affected class as of the commencement of and throughout the derivative action and will notify the MA Trust in writing of any sale, transfer or other disposition by any of the complaining shareholders of any such shares within three business days thereof; and (6) an acknowledgment relating to the Board of Trustee’s review of the derivative action; (iv) shareholders owning shares representing at least 5% of the voting power of the MA Trust or the affected class must join in bringing the derivative action; and (v) a copy of the proposed derivative complaint must be served on the MA Trust, assuming the requirements of clauses (i) through (iv) above have already been met and the derivative action has not been barred in accordance with the Board of Trustee’s review.

Neither the MD Articles nor the MD By-Laws contain specific provisions with regard to derivative actions. Maryland courts recognize derivative actions even in the absence of a specific statute or court rule. Under Maryland law, in order to bring a derivative action, a stockholder (or his predecessor if he became a stockholder by operation of law) must be a stockholder: (1) at the time of the acts or omissions complained about; (2) at the time the action is brought and (3) until the completion of the litigation. A derivative action may be brought by a stockholder if a demand upon the board of directors to bring the action is improperly refused or would be futile.

Under the Delaware Act, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. The Delaware Act provides that a shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction at issue, or (2) acquired the status of shareholder by operation of law or the DE Trust’s governing instrument from a person who was a shareholder at the time of the transaction at issue. Under the Delaware Act, a shareholder’s right to bring a derivative action may also be subject to additional standards and restrictions set forth in the DE Trust’s governing instrument.

The DE Trust’s Declaration provides that in order to bring a derivative action (a) the shareholder or shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed (a demand on the Board of Trustees is only deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of trustees who are not “independent trustees”); (b) unless a demand is not required under clause (a) above, shareholders eligible to bring such derivative action under the Delaware Act who collectively hold shares representing 10% or more of the total combined net asset value of all shares issued and outstanding or of the series or classes to which such action relates if it does not relate to all series and classes, shall join in the request for the Board of Trustees to commence such action; and (c) unless a demand is not required under clause (a) above, the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the DE Trust for the expense of any such advisors in the event that the Board of Trustees determines not to bring such action.

APPENDIX K

Fund Abbreviations; Shares Outstanding

The following table lists, with respect to each Fund, the total number of shares outstanding as of the close of business on the Record Date (December 7, 2011).

Fund Name	Fund Abbreviation	Shares Outstanding as of 12/7/11 (All Classes)
Oppenheimer Capital Income Fund	Capital Income Fund	181,135,866.095
Oppenheimer Cash Reserves	Cash Reserves	1,181,256,232.299
Oppenheimer Champion Income Fund	Champion Income Fund	285,331,928.787
Oppenheimer Commodity Strategy Total Return Fund	Commodity Strategy Total Return Fund	333,060,647.140
Oppenheimer Corporate Bond Fund	Corporate Bond Fund	5,204,648.839
Oppenheimer Core Bond Fund	Core Bond Fund	176,788,705.223
Oppenheimer Currency Opportunities Fund	Currency Opportunities Fund	1,889,694.530
Oppenheimer Emerging Markets Debt Fund	Emerging Markets Debt Fund	6,248,022.850
Oppenheimer Equity Fund, Inc.	Equity Fund, Inc.	166,004,307.360
Oppenheimer Global Strategic Income Fund	Global Strategic Income Fund	2,069,381,333.442
Oppenheimer International Bond Fund	International Bond Fund	2,014,300,622.726
Oppenheimer Limited-Term Government Fund	Limited-Term Government Fund	190,934,797.310
Oppenheimer Main Street Fund	Main Street Fund	158,624,058.292
Oppenheimer Main Street Select Fund	Main Street Select Fund	115,274,158.633
Oppenheimer Main Street Small- & Mid-Cap Fund	Main Street Small- & Mid-Cap Fund	160,042,792.987
Oppenheimer Master Event-Linked Bond Fund, LLC	Master Event-Linked Bond Fund	31,105,984.595
Oppenheimer Master Inflation Protected Securities Fund, LLC	Master Inflation Protected Securities Fund	6,680,819.235
Oppenheimer Master Loan Fund, LLC	Master Loan Fund	164,997,889.886
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund	Portfolio Series Fixed Income Active Allocation Fund	9,712,913.626
Oppenheimer Senior Floating Rate Fund	Senior Floating Rate Fund	658,146,852.792
Oppenheimer Short Duration Fund	Short Duration Fund	16,015,364.248

APPENDIX L

Voting Information

For Proposal 1 and Proposal 3, shareholders of each Fund will vote separately.  For Proposal 2, shareholders of each Fund will vote separately on each applicable sub-proposal in Proposal 2.

Broker-dealer firms will not be permitted voting authority with respect to which no instructions have been received in connection with any of the sub-proposals in Proposal 2, or Proposal 3.  A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the Proposal, but against the sub-proposals of Proposal 2 and against Proposal 3.  Beneficial owners who do not provide proxy instructions or who do not return a proxy card may also have their shares voted by broker-dealer firms in favor of Proposal 1.

In the event a quorum is not present or sufficient votes in favor of one of the proposals set forth in the Notice of Meeting of Shareholders or is not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies on the proxy ballots (or their substitutes) will vote the shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Funds’ shareholders.  A vote may be taken on a proposal in this proxy statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

Quorum and Vote Required

Proposal 1: The quorum and vote requirements for each Fund are listed in the chart below.

Proposal 2: The quorum requirements for Proposal 2 are listed in the chart below.  Approval of each sub-proposal in Proposal 2 by each applicable Fund will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote of the respective Fund, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”).  The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of a fund present or represented by proxy at the Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such fund, voting together as a single class.

Proposal 3: The quorum and vote requirements for each Fund are listed in the chart below.

FUND	Quorum for Proposal 1 (Election of Board Member Nominees)	Vote for Proposal 1 (Election of Board Member Nominees)	Quorum for Proposal 2 and 3	Vote for Proposal 3 (Re-incorporation in Delaware)
Capital Income Fund	50% of the shares of Stock of the Trust issued and outstanding and entitled to vote	Plurality of shares voted	Majority of the shares outstanding and entitled to vote	Majority of the shares voted.
Cash Reserves	50% of the shares of the Trust issued and outstanding and entitled to vote.	Plurality of shares voted	Majority of the shares outstanding and entitled to vote	Majority of shares voted
Champion Income Fund	50% of the shares of the Fund issued and outstanding and entitled to vote.	Plurality of shares voted	Majority of the shares outstanding and entitled to vote	Majority of shares voted
Commodity Strategy Total Return Fund	One-third of the shares entitled to vote	Plurality of the shares voted	Majority of the shares outstanding and entitled to vote	Majority of the shares voted
Core Bond Fund	Majority of shares which may be voted.	Plurality of votes cast	Majority of shares outstanding and entitled to vote.	Majority of votes cast
Corporate Bond Fund	One-third of the shares entitled to vote	Plurality of votes cast	Majority of the shares outstanding and entitled to vote	Majority of votes cast
Currency Opportunities Fund	One-third of the shares entitled to vote	Plurality of votes cast	Majority of the shares outstanding and entitled to vote	Majority of votes cast
Emerging Markets Debt Fund	One-third of the shares entitled to vote	Plurality of votes cast	Majority of the shares outstanding and entitled to vote	Majority of votes cast
Equity Fund, Inc.	Majority of the shares outstanding and entitled to vote	Majority of votes cast	Majority of the shares outstanding and entitled to vote	Majority of votes cast
Global Strategic Income Fund	50% of the shares of the Fund issued and outstanding	Plurality of shares voted	Majority of shares outstanding and entitled to vote	Majority of shares voted
International Bond Fund	One-third of the shares entitled to vote	Plurality of votes cast	Majority of the shares outstanding and entitled to vote	Majority of votes cast
Limited-Term Government Fund	One-third of shares entitled to vote	Plurality of shares voted.	Majority of the shares outstanding and entitled to vote	Majority of the shares voted
Main Street Funds, Inc.	Majority of the shares outstanding and entitled to vote	Plurality of votes cast	Majority of the shares outstanding and entitled to vote	Majority of votes cast
Main Street Select	One-third of shares entitled to vote	Plurality of votes cast	Majority of the shares outstanding and entitled to vote	Majority of votes cast
Main Street Small- & Mid-Cap Fund	One third of shares entitled to vote	Plurality of votes cast	Majority of the shares outstanding and entitled to vote	Majority of votes cast
Master Event-Linked Bond Fund, LLC	50% of the Units of the Company issued and outstanding and entitled to vote	Plurality of votes cast	n/a	n/a
Master Inflation Protected Securities Fund, LLC	50% of the Units of the Company issued and outstanding and entitled to vote	Plurality of votes cast	n/a	n/a
Master Loan Fund, LLC	50% of the Units of the Company issued and outstanding and entitled to vote	Plurality of votes cast	n/a	n/a
Portfolio Series Fixed Income Active Allocation Fund	One-third of the shares entitled to vote	Plurality of votes cast	Majority of the shares outstanding and entitled to vote	Majority of votes cast
Senior Floating Rate Fund	Majority of the shares outstanding and entitled to vote	Plurality of votes cast	Majority of the shares outstanding and entitled to vote	Majority of votes cast
Short Duration Fund	One-third of the shares entitled to vote	Plurality of votes cast	Majority of the shares outstanding and entitled to vote	Majority of votes cast

APPENDIX M

The following chart lists the fiscal year end of each Fund and number of Board and Committee meetings held during each Fund’s most recent fiscal year:

Fund	Fiscal Year End	Number of Board Meetings During Last Fiscal Year	Number of Audit Committee Meetings During Last Fiscal Year	Number of Review Committee Meetings During Last Fiscal year	Number of Governance Committee Meetings During Last Fiscal Year
Capital Income Fund	8/31	6	4	4	4
Cash Reserves	7/31	6	4	4	4
Champion Income Fund	9/30	6	4	4	4
Commodity Strategy Total Return Fund	12/31	5	4	4	4
Corporate Bond Fund	7/31	6	4	4	4
Core Bond Fund	12/31	5	4	4	4
Currency Opportunities Fund	5/31	6	4	4	4
Emerging Markets Debt Fund	5/31	6	4	4	4
Equity Fund, Inc.	12/31	5	4	4	4
Global Strategic Income Fund	9/30	6	4	4	4
International Bond Fund	9/30	6	4	4	4
Limited-Term Government Fund	9/30	6	4	4	4
Main Street Fund	8/31	6	4	4	4
Main Street Select	7/31	6	4	4	4
Main Street Small- & Mid-Cap Fund	6/30	6	4	4	4
Master Event-Linked Bond Fund	9/30	6	4	4	4
Master Inflation Protected Securities Fund	1/31	6	4	4	4
Master Loan Fund	9/30	6	4	4	4
Portfolio Series Fixed Income Active Allocation Fund	1/31	6	4	4	4
Senior Floating Rate Fund	7/31	6	4	4	4
Short Duration Fund	7/31	6	4	4	4

APPENDIX N

5% Shareholder Information

As of the December 2, 2011, to the best of the knowledge of each Fund, the shareholders listed below owned of record or beneficially owned 5% or more of any class the outstanding voting shares of such Fund:

Oppenheimer Capital Income Fund
Name	Address	% Owned	Share Class
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	5.18%	A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	5.80%	B
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.86%	C
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn./ #97HU8 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	5.92%	C
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	5.65%	N
Oppenheimer Cash Reserves
Name	Address	% Owned	Share Class
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	5.00%	A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	8.14%	B
First Clearing LLC Special Custody Acct. for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	6.55%	B
Oppenheimer Champion Income Fund
Name	Address	% Owned	Share Class
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	20.88%	A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	29.03%	B
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	11.10%	C
First Clearing LLC Special Custody Acct. for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	5.63%	C
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	9.64%	N
Frontier Trust Company FBO Rockford Associated Pathologist 590723	P.O. Box 10758 FARGO, ND 58106-0758	7.77%	N
Oppenheimer Portfolio Series Active Allocation	Attn: FPA Trade Settle (2-FA) 6803 S. Tucson Way Centennial, CO 80112-3924	27.59%	Y
Oppenheimer Portfolio Series Moderate Investor	Attn: FPA Trade Settle (2-FA) 6803 S. Tucson Way Centennial, CO 80112-3924	25.73%	Y
Oppenheimer Portfolio Series Conservative Investor	Attn: FPA Trade Settle (2-FA) 6803 S. Tucson Way Centennial, CO 80112-3924	18.49%	Y
Oppenheimer Portfolio Series Active Allocation Tact. Comp.	Attn: FPA Trade Settle (2-FA) 6803 S. Tucson Way Centennial, CO 80112-3924	10.99%	Y
Oppenheimer Commodity Strategy Total Return Fund
Name	Address	% Owned	Share Class
National Financial Services LLC For Exclusive Ben. of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds, 5th Floor New York, NY 10281-1003	24.39%	A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	8.51%	A
Edward D. Jones & Co.	Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy. Maryland Hts, MO 63043-3009	6.43%	A
National Financial Services LLC For Exclusive Ben. of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds, 5TH Floor New York, NY 10281-1003	8.61%	B
Edward D. Jones & Co.	Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy. Maryland Hts, MO 63043-3009	7.89%	B
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	7.66%	B
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn./ /#97N04 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	6.31%	B
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn./#97N05 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	12.01%	C
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	8.39%	C
National Financial Services LLC For Exclusive Ben. of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds, 5TH Floor New York, NY 10281-1003	5.35%	C
MLPF&S for the Sole Benefit of its Customers .	Attn: Fund Admn 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	9.71%	N
Edward D. Jones & Co.	Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy. Maryland Hts, MO 63043-3009	44.43%	Y
State Street Corp. TR. FBO Goldman Sachs & Co. Profit Sharing Master Trust	105 Rosemont Rd. Westwood, MA 02090-2318	10.14%	Y
Oppenheimer Portfolio Series Moderate Investor	Attn: FPA Trade Settle (2-FA) 6803 S. Tucson Way Centennial, CO 80112-3924	5.19%	Y
Oppenheimer Portfolio Series Active Allocation	Attn: FPA Trade Settle (2-FA) 6803 S. Tucson Way Centennial, CO 80112-3924	5.13%	Y
Oppenheimer Core Bond Fund
Name	Address	% Owned	Share Class
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	10.18%	A
National Financial Services LLC For Exclusive Ben. of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds, 5th Floor New York, NY 10281-1003	5.55%	A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	9.83%	B
Edward D. Jones & Co.	Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy. Maryland Hts, MO 63043-3009	6.76%	B
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn./ #97G56 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	6.63%	C
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.35%	C
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn. 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	17.24%	N
Oppenheimer Portfolio Series Active Allocation	Attn: FPA Trade Settle (2-FA) 6803 S. Tucson Way Centennial, CO 80112-3924	28.34%	Y
Oppenheimer Portfolio Series Moderate Investor	Attn: FPA Trade Settle (2-FA) 6803 S. Tucson Way Centennial, CO 80112-3924	27.18%	Y
Oppenheimer Portfolio Series Conservative Investor	Attn: FPA Trade Settle (2-FA) 6803 S. Tucson Way Centennial, CO 80112-3924	19.92%	Y
Oppenheimer Portfolio Series Fixed Income Active Allocation	Attn: FPA Trade Settle (2-FA) C/O OppenheimerFunds 6803 S. Tucson Way Centennial, CO 80112-3924	7.33%	Y
Oppenheimer Corporate Bond Fund
Name	Address	% Owned	Share Class
OppenheimerFunds, Inc.	C/O Kristie Feinberg, Bldg. 2 6803 S. Tucson Way Centennial, CO 80112-3924	45.93%	A
Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-9998	7.47%	A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	14.53%	C
Frontier Trust Company Cust. Eukor Car Carriers Inc.	P.O. Box 10758 Fargo, ND 58106-0758	13.20%	N
Michael R. and Deborah W. Dixon TR Dixon Environmental Associates	605 Swedesford Rd. Frazer, PA 19355-1530	13.06%	N
E. Kent & E. Jaffe & M. Dicello TR TMBR LN Allergy Asthma 401K BDA FBO Maryann Leclair	33 Village Dr. Colchester, VT 05446-7220	8.64%	N
RPSS TR Single K Starwise Inc. FBO William Minix	9950 Churchill Dr. Belleville, MI 48111-1714	5.79%	N
LPL Financial Omnibus Customer Account	Attn: Eric Silvester 9785 Towne Centre Dr. San Diego, CA 92121	41.09%	Y
OppenheimerFunds, Inc.	C/O Kristie Feinberg, Bldg. 2 6803 S. Tucson Way Centennial, CO 80112-3924	40.90%	Y
Raymond James Omnibus for Mutual Funds House Acct. Firm	Attn: Courtney Waller 880 Carillon Parkway ST. Petersburg, FL 33716	7.26%	Y
Oppenheimer Currency Opportunities Fund
Name	Address	% Owned	Share Class
OppenheimerFunds, Inc.	C/O Kristie Feinberg, Bldg. 2 6803 S. Tucson Way Centennial, CO 80112-3924	50.48%	A
Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-9998	11.06%	A
Raymond James Omnibus for Mutual Funds House Acct. Firm	Attn: Courtney Waller 880 Carillon Parkway ST. Petersburg, FL 33716	5.76%	A
Raymond James Omnibus for Mutual Funds House Acct. Firm	Attn: Courtney Waller 880 Carillon Parkway ST. Petersburg, FL 33716	24.53%	C
Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-9998	12.15%	C
RPSS TR SEP IRA Dr. Dennis M. West DDS FBO Dennis M. West	PO BOX 7572 Bloomfld Hls, MI 48302-7572	5.67%	C
Steven Byszweski TTEE FBO Soils Engineering Services Inc. CO Fascore LLC	8515 E. Orchard Rd., # 2T2 Greenwood Village, CO 80111-500	26.70%	N
Joseph Schuchertj & Carla Ash TR Polo Ranch	Attn: Carla Ash 1949 Sugarland Dr., Ste. 250 Sheridan, WY 82801-5764	8.97%	N
RPSS TR Single K W.P. Mahon Inc. FBO William P. Mahon	P.O. Box 3333 Wilmington, DE 19804-4333	5.88%	N
RPSS TR IRA FBO Mary L. Shapiro	2918 Castle Heights Ave. Los Angeles, CA 90034-2318	5.88%	N
NFS LLC FEBO FMT CO. Cust. IRA Rollover FBO Fran Zwick	13107 Cameron Crest Ln. Sugar Land, TX 77498	5.51%	N
LPL Financial Omnibus Customer Account	Attn: Eric Silvester 9785 Towne Centre Dr. San Diego, CA 92121	43.51%	Y
Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-9998	19.67%	Y
Charles Schwab & Co. Inc. Special Custody Acct for the Exclusive Benefit of Customers	Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	13.35%	Y
First Clearing LLC Special Custody Acct. for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	9.06%	Y
Kevin A. Baum	618 S. Williams St. Denver, CO 80209-4537	7.77%	Y
Oppenheimer Emerging Markets Debt Fund
Name	Address	% Owned	Share Class
OppenheimerFunds, Inc.	C/O Kristie Feinberg, Bldg. 2 6803 S. Tucson Way Centennial, CO 80112-3924	43.05%	A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	8.74%	A
National Financial Services LLC for Exclusive Benefit of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds, 5th Floor New York, NY 10281-1003	5.30%	A
Pershing LLC	P.O. Box 2052 Jersey City, NJ 07303-9998	19.43%	C
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd., Fl 9 Jersey City, NJ 07310-2055	10.78%	C
First Clearing LLC Special Custody Acct. for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	10.30%	C
National Financial Services LLC For Exclusive Benefit of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds, 5th Floor New York, NY 10281-1003	8.27%	C
Frontier Trust Company FBO Rockford Associated Pathologist 590723	P.O. Box 10758 FARGO, ND 58106-0758	56.47%	N
National Financial Services LLC for Exclusive Benefit of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds, 5th Floor New York, NY 10281-1003	27.54%	Y
First Clearing LLC Special Custody Acct. for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	20.46%	Y
LPL Financial Omnibus Customer Account	Attn: Eric Silvester 9785 Towne Centre Dr. San Diego, CA 92121	18.67%	Y
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn. 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	8.56%	Y
Oppenheimer Equity Fund, Inc.
Name	Address	% Owned	Share Class
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	5.70%	B
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn./#97HF9 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	6.45%	C
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	5.14%	C
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admn	Attn: Fund Admn 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	11.57%	N
Hartford Life Insurance Co. Separate Account 457	Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	7.35%	N
Mass Mutual Life Insurance Co. Separate Investment Acct.	1295 State St. MIP C105 Springfield, MA 01111-0001	39.76%	Y
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn. 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	30.60%	Y
Taynik & Co.	1200 Crown Colony Drive Quincy, MA 02169-0938	14.15%	Y
Oppenheimer Global Strategic Income Fund
Name	Address	% Owned	Share Class
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	9.76%	A
National Financial Services LLC For Exclusive Benefit of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds, 5th Floor New York, NY 10281-1003	6.88%	A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	12.37%	B
First Clearing LLC Special Custody Acct. for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	8.55%	B
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn./ #97HU8 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	6.27%	B
National Financial Services LLC for Exclusive Benefit of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds, 5th Floor New York, NY 10281-1003	5.39%	B
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	12.11%	C
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn./ #97G06 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	7.85%	C
National Financial Services LLC for Exclusive Benefit of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds, 5th Floor New York, NY 10281-1003	7.41%	C
First Clearing LLC Special Custody Acct. for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	6.95%	C
MLPF&S for the Sole Benefit of its Customers M200I	4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	10.05%	N
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn. 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	12.16%	Y
DCGT as TTEE and/or CUST. FBO Principal Financial Group Q	Attn: NPIO Trade Desk 711 High Street Des Moines, IA 50303	10.08%	Y
Mass Mutual Life Insurance Co. Separate Investment Acct.	1295 State St. MIP C105 Springfield, MA 01111-0001	8.65%	Y
Mass Mutual Life Insurance Co. Separate Investment Acct.	1295 State St. MIP C105 Springfield, MA 01111-0001	7.62%	Y
First Clearing LLC Special Custody Acct. for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	6.84%	Y
LPL Financial Omnibus Customer Account	Attn: Eric Silvester 9785 Towne Centre Dr. San Diego, CA 92121	6.70%	Y
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.40%	Y
National Financial Services LLC for Exclusive Benefit of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds, 5th Floor New York, NY 10281-1003	5.59%	Y
Oppenheimer International Bond Fund
Name	Address	% Owned	Share Class
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	13.81%	A
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd., Fl 9 Jersey City, NJ 07310-2055	12.87%	A
National Financial Services LLC for Exclusive Ben. of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds, 5th Floor New York, NY 10281-1003	10.42%	A
Charles Schwab & Co. Inc. Special Custody Acct. for the Exclusive Benefit of Customers	Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	8.31%	A
First Clearing LLC Special Custody Acct. for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	15.66%	B
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	12.63%	B
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn./ #97G34 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	12.32%	B
National Financial Services LLC for Exclusive Benefit of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds, 5th Floor New York, NY 10281-1003	6.84%	B
Edward D. Jones & Co.	Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy. Maryland Hts, MO 63043-3009	5.54%	B
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn./ #97G35 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	22.04%	C
First Clearing LLC Special Custody Acct. for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	11.70%	C
Citigroup Global Mkts. Inc.	Attn: Cindy Tempesta, 7th Fl. 333 West 34th Street New York, NY 10001-2483	9.77%	C
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd., Fl 9 Jersey City, NJ 07310-2055	8.77%	C
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	8.21%	C
National Financial Services LLC for Exclusive Benefit of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds, 5th Floor New York, NY 10281-1003	6.35%	C
Morgan Stanley & Co.	Attn: Mutual Funds Operations Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	5.74%	C
Hartford Life Insurance Co. Seperate Account 457	Attn: UIT Operations P.O. Box 2999 Hartford, CT 06104-2999	26.09%	N
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn. 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	6.60%	N
AUL American Group Ret. Annuity	One American Square P.O. Box 1995 Indianapolis, IN 46206-9102	5.18%	N
First Clearing LLC	2801 Market Street Saint Louis, MO 63103	17.35%	Y
Edward D. Jones & Co.	Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy. Maryland Hts, MO 63043-3009	13.28%	Y
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn. 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	11.09%	Y
National Financial Services LLC for Exclusive Benefit of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds, 5th Floor New York, NY 10281-1003	8.90%	Y
Citigroup Global Mkts. Inc.	Attn: Cindy Tempesta, 7th Fl. 333 West 34th Street New York, NY 10001-2483	7.97%	Y
Oppenheimer Limited-Term Government Fund
Name	Address	% Owned	Share Class
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	9.52%	A
National Financial Services LLC for Exclusive Benefit of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds, 5th Floor New York, NY 10281-1003	6.91%	A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	7.13%	B
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	8.48%	C
MLPF&S for the Sole Benefit of its Customers	Attn: Fund Admn./ #97F98 4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	8.33%	C
First Clearing LLC Special Custody Acct. for the Exclusive Benefit of Customer	2801 Market Street St. Louis, MO 63103	6.14%	C
MLPF&S for the Sole Benefit of its Customers Attn: Fund Admn.	4800 Deer Lake Dr., E., Fl. 3 Jacksonville, FL 32246-6484	9.94%	N
Oppenheimer Portfolio Series Active Allocation	Attn: FPA Trade Settle (2-FA) 6803 S. Tucson Way Centennial, CO 80112-3924	23.24%	Y
Oppenheimer Portfolio Series Moderate Investor	Attn: FPA Trade Settle (2-FA) 6803 S. Tucson Way Centennial, CO 80112-3924	22.25%	Y
Oppenheimer Portfolio Series Conservative Investor	Attn: FPA Trade Settle (2-FA) 6803 S. Tucson Way Centennial, CO 80112-3924	15.96%	Y
New Mexico Savings Plan – SE Ages 15-17 Years Portfolio	Attn: Fund Operations (2-FA) 6803 S. Tucson Way Centennial, CO 80112-3924	9.97%	Y
New Mexico Savings Plan – SE Ages 18 & Over Portfolio	Attn: Fund Operations (2-FA) 6803 S. Tucson Way Centennial, CO 80112-3924	9.40%	Y

Oppenheimer Main Street Funds, Inc.
Name	Address	% Owned	Share Class
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.27%	A
National Financial Services LLC for Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.14%	A
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/# 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	7.37%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	5.96%	C
ING Life Ins & Annuity Comp FBO Aliac Trade Settlement	Attn: Fund Operations 1 Orange Way Windsor Ct 06095-4773	10.37%	N
Private College 529 Plan Private College 529 Trust	Attn Fund Operations 6803 S Tucson Way Centennial Co 80112-3924	30.14%	Y
Taynik & Co	1200 Crown Colony Drive Quincy Ma 02169-0938	14.07%	Y
Raymond James Omnibus For Mutual Funds House Acct Firm 92500015	Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716	12.08%	Y
Massachusetts Mutual Life Insurance Company	1295 State St Springfield Ma 01111-0001	7.92%	Y
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/# 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	6.72%	Y
LPL Financial Omnibus Customer Account	Attn: Eric Silvester 9785 Towne Centre Dr San Diego CA 92121	5.78%	Y
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	5.41%	Y

Oppenheimer Main Street Select Fund
Name	Address	% Owned	Share Class
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	7.58%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.25%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	6.95%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.94%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.56%	C
Hartford Life Insurance Co Separate Account 457	Attn UIT Operations 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	15.04%	N
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/# 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	5.54%	N
FIIOC TR Avanade Inc	100 Magellan Way (Kwic) Covington KY 41018	16.11%	Y
Taynik & Co	1200 Crown Colony Drive Quincy MA 02169-0938	15.36%	Y
Reliance Trust Company FBO Retirement Plans By Metlife	8515 E Orchard Rd # 2t2 Greenwood Village Co 80111-500	8.29%	Y
Texas Tomorrow Funds Main St Opportunity Portfolio	Attn Amy Sullivan C/O Oppenheimerfunds 6803 S Tucson Way Centennial Co 80112-3924	6.50%	Y
FIIOC TR Collette Travel Services Inc	100 Magellan Way (Kwic) Covington KY 41018	5.60%	Y
FIIOC TR Advent International	100 Magellan Way (Kwic) Covington KY 41018	5.60%	Y
Oppenheimer Main Street Small- & Mid-Cap Fund
Name	Address	% Owned	Share Class
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	10.88%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.01%	A
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	5.22%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	6.88%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	9.29%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	8.92%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/# 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	8.77%	C
Hartford Life Insurance Co Separate Account 457	Attn UIT Operations Po Box 2999 Hartford CT 06104-2999	14.99%	N
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/# 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	7.77%	N
Hartford Securities Dist Co Inc FBO PRG	Attn UIT Operations Po Box 2999 Hartford CT 06104	7.68%	N
Oppenheimer Portfolio Series Active Allocation	Attn: FPA Trade Settle (2-Fa) 6803 S Tucson Way Centennial CO 80112-3924	10.78%	Y
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	8.67%	Y
Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers	Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	6.81%	Y
Oppenheimer Portfolio Series Equity Investor Fund	Attn: FPA Trade Settle (2-Fa) 6803 S Tucson Way Centennial CO 80112-3924	5.35%	Y
Oppenheimer Portfolio Series Moderate Investor	Attn: FPA Trade Settle (2-Fa) 6803 S Tucson Way Centennial CO 80112-3924	5.35%	Y
Oppenheimer Master Event-Linked Bond Fund, LLC
Name	Address	% Owned	Share Class
Global Strategic Income Fund	C/O Amy Sullivan 6803 S Tucson Way Englewood Co 80112	43.38%	E
Global Allocation	C/O Amy Sullivan 6803 S Tucson Way Englewood Co 80112	29.73%	E
Global Strategic Income Fund VA	C/O Amy Sullivan 6803 S Tucson Way Englewood Co 80112	15.52%	E
Portfolio Series: Active Allocation	C/O Amy Sullivan 6803 S Tucson Way Englewood Co 80112	5.19%	E
Oppenheimer Master Inflation Protected Securities Fund, LLC
Name	Address	% Owned	Share Class
Portfolio Series Moderate Investor	C/O Fund Operations 6803 S Tucson Way Englewood CO 80112	37.61%	E
Portfolio Series Active Allocation	C/O Fund Operations 6803 S Tucson Way Englewood CO 80112	37.21%	E
Portfolio Series Conservative Investor	C/O Fund Operations 6803 S Tucson Way Englewood CO 80112	16.90%	E
Oppenheimer Master Loan Fund, LLC
Name	Address	% Owned	Share Class
Oppenheimer Strategic Income Fund	6803 S Tucson Way Centennial CO 80112	59.07%	A
Oppenheimer Strategic Bond/VA	6803 S Tucson Way Centennial CO 80112	17.86%	A
Oppenheimer Global Allocation Fund	6803 S Tucson Way Centennial CO 80112	14.09%	A
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Name	Address	% Owned	Share Class
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	6.92%	A
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	8.88%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/# 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	5.02%	C
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/# 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	11.33%	N
RPSS Tr Spin Cycle LLC 401k Plan 401(K) Plan	Attn Alan Gehroe 30 West St East Hanover NJ 07936-2822	9.16%	N
OFI Trust Company Tr Oppenheimerfunds Inc Deferred Compensation Plan	Attn Susan Cisneros 6803 S Tucson Way Centennial CO 80112-3924	38.62%	Y
Taynik & Co	1200 Crown Colony Drive Quincy Ma 02169-0938	31.11%	Y
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	17.30%	Y
Mid Atlantic Trust Company FBO Waldan Paper Services Inc 401(Plan And Trust)	1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	8.29%	Y

Oppenheimer Senior Floating Rate Fund
Name	Address	% Owned	Share Class
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	12.86%	A
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	11.05%	A
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	10.47%	A
Charles Schwab & Co Inc Special Custody Acct For The Exclusive Benefit Of Customers	Attn Mutual Funds 101 Montgomery St San Francisco CA 94104-4122	9.81%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	5.55%	A
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	15.32%	B
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	14.70%	B
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	10.23%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/# 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	9.52%	B
Edward D Jones & Co	Attn Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	6.58%	B
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/# 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	12.63%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	12.39%	C
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	10.05%	C
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	7.00%	C
Morgan Stanley & Co	Attn Mutual Funds Operations Harborside Financial Center Plaza Ii 3rd Floor Jersey City NJ 07311	6.64%	C
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	6.44%	C
Citigroup Global Mkts Inc	Attn Cindy Tempesta 7th Fl 333 West 34th Street New York NY 10001-2483	5.13%	C
First Clearing LLC Special Custody Acct For The Exclusive Benefit Of Customer	2801 Market Street St Louis MO 63103	21.14%	Y
LPL Financial Omnibus Customer Account	Attn: Eric Silvester 9785 Towne Centre Dr San Diego CA 92121	19.33%	Y
MLPF&S For The Sole Benefit Of Its Customers	Attn Fund Admn/# 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	18.01%	Y
Pershing LLC	1 Pershing Plaza Jersey City NJ 07399-0001	9.16%	Y
National Financial Services LLC For Exclusive Ben Of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York NY 10281-1003	8.02%	Y
Citigroup Global Mkts Inc	Attn Cindy Tempesta 7th Fl 333 West 34th Street New York NY 10001-2483	5.92%	Y
Oppenheimer Short Duration Fund
Name	Address	% Owned	Share Class
OppenheimerFunds Inc	C/O Kristie Feinberg Bldg 2 6803 S Tucson Way Centennial CO 80112-3924	100%	A
OppenheimerFunds Inc	C/O Kristie Feinberg Bldg 2 6803 S Tucson Way Centennial CO 80112-3924	68.72%	Y
Oppenheimer Global Strategic Income Fund	Attn: FPA Trade Settle (2-Fa) 6803 S Tucson Way Centennial CO 80112-3924	12.51%	Y
Oppenheimer Capital Income Fund	Attn: FPA Trade Settle (2-Fa) 6803 S Tucson Way Centennial CO 80112-3924	12.50%	Y
Oppenheimer Global Strategic Income Fund VA	Attn: FPA Trade Settle (2-Fa) 6803 S Tucson Way Centennial CO 80112-3924	6.25%	Y

PROXY CARD

OPPENHEIMERFUNDS, INC
FUND NAME
PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 29, 2012

The undersigned, revoking prior proxies, hereby appoints Brian Wixted, Stephanie Bullington and Randy G. Legg, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders of the above named fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on February 29, 2012, at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund’s Board, and the Proposals (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Trustees or Directors and recommended for approval by shareholders.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt of the Notice of Meeting and this Proxy Statement.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________
Signature                                                             Date

____________________________________________________________
Signature (if held jointly)                                                                        Date

__________________________________________
Title if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THE PROPOSALS ARE UNANIMOUSLY APPROVED BY THE BOARD AND RECOMMENDED TO SHAREHOLDERS.

Three simple methods to vote your proxy:

1. Internet:
Log on to www.proxyonline.us. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number and check digit found in the box at the right at the time you execute your vote.
Control Number:
2. Touchtone Phone:	Simply dial toll-free 888-227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

If you would like another copy of the proxy material, they are available at www.proxyonline.us.  You will need your control number above to log in.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

OPPENHEIMERFUNDS, INC.                                                                                                                                                                                                                                     ROXY CARD
FUND NAME
The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:   X

VOTE ON PROPOSALS AS A GROUP — TO VOTE “FOR” ON ALL PROPOSALS PLEASE MARK THE BOX. NO OTHER VOTE IS NECESSARY.	FOR ALL
□

PROPOSALS:
	1) To Elect Board Member Nominees		FOR ALL	WITHHOLD	FOR ALL, EXCEPT
	(1) William L. Armstrong	(5) Richard F. Grabish	(09) Victoria J. Herget □	□	□
	(2) Edward L. Cameron	(6) Beverly L. Hamilton	(10) Karen L. Stuckey
	(3) Jon S. Fossel	(7) Robert J. Malone	(11) James D. Vaughn
	(4) Sam Freedman	(8) F. William Marshall, Jr.	(12) William F. Glavin Jr.
TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.
VOTE ON THE PROPOSED CHANGES INDIVIDUALLY — TO VOTE ON THE PROPOSED CHANGES INDIVIDUALLY, PLEASE MARK THE APPROPRIATE BOX BELOW, ONE BOX PER SUB-PROPOSAL:
2)	To approve changes in, or the removal of, certain fundamental investment policies/investment objectives:		FOR	AGAINST	ABSTAIN
	(a) Revise the fundamental policy relating to borrowing.		□	□	□
	(b-1) Revise the fundamental policy relating to concentration of investments.		□	□	□
	(b-2) Remove the additional fundamental policy relating to concentration of investments.		□	□	□
	(c) Remove the fundamental policy relating to diversification of investments.		□	□	□
	(d) Remove the fundamental policy on investments in issuers whose shares are owned by the Fund’s Trustees or officers.		□	□	□
	(e-1) Revise the fundamental policy relating to lending.		□	□	□
	(e-2) Remove the additional fundamental policy relating to lending.		□	□	□
	(f) Remove the fundamental policy relating to margin and short sales.		□	□	□
	(g-1) Revise the fundamental policy relating to real estate and commodities.		□	□	□
	(g-2) Remove the additional fundamental policy relating to real estate and commodities.		□	□	□
	(h) Revise the fundamental policy relating to senior securities.		□	□	□
	(i) Revise the fundamental policy relating to underwriting.		□	□	□
	(j) Remove the fundamental policy relating to investments in unseasoned issuers.		□	□	□
	(k) Remove miscellaneous fundamental policy relating to investment strategy restriction – Limited- Term Government Fund.		□	□	□
	(l) Remove miscellaneous fundamental policy relating to investment strategy restriction – Limited-Term Government Funds.		□	□	□
	(m) Remove miscellaneous fundamental policy relating to investment strategy restriction – Limited- Term Government Fund.		□	□	□
	(n) Remove miscellaneous fundamental policy relating to investment Strategy restriction – Limited- Term Government Fund.		□	□	□
	(o) Convert the Fund’s investment objective from fundamental to non-fundamental		□	□	□
	(p) Approve a change in the Fund’s investment objective.		□	□	□
3)

To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.
			□	□	□